                                   [LOGO]

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                                COLUMBIA FUNDS
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                              2000 ANNUAL REPORT


                          COLUMBIA COMMON STOCK FUND
    =======================================================================
                             COLUMBIA GROWTH FUND
    =======================================================================
                       COLUMBIA INTERNATIONAL STOCK FUND
    =======================================================================
                             COLUMBIA SPECIAL FUND
    =======================================================================
                            COLUMBIA SMALL CAP FUND
    =======================================================================
                       COLUMBIA REAL ESTATE EQUITY FUND
    =======================================================================
                           COLUMBIA TECHNOLOGY FUND
    =======================================================================
                        COLUMBIA STRATEGIC VALUE FUND
    =======================================================================
                            COLUMBIA BALANCED FUND
    =======================================================================
                        COLUMBIA SHORT TERM BOND FUND
    =======================================================================
                    COLUMBIA FIXED INCOME SECURITIES FUND
    =======================================================================
                    COLUMBIA NATIONAL MUNICIPAL BOND FUND
    =======================================================================
                     COLUMBIA OREGON MUNICIPAL BOND FUND
    =======================================================================
                          COLUMBIA HIGH YIELD FUND
    =======================================================================
                        COLUMBIA DAILY INCOME COMPANY

                               DECEMBER 31, 2000
                               TABLE OF CONTENTS
-------------------------------------------------------------------------------
                         COLUMBIA FUNDS ANNUAL REPORT

    INTRODUCTION                 1      TO OUR SHAREHOLDERS
    -----------------------------------------------------------------------

    INVESTMENT                   4      COLUMBIA COMMON STOCK FUND
    REVIEWS                      6      COLUMBIA GROWTH FUND
                                 8      COLUMBIA INTERNATIONAL STOCK FUND
                                 10     COLUMBIA SPECIAL FUND
                                 12     COLUMBIA SMALL CAP FUND
                                 14     COLUMBIA REAL ESTATE EQUITY FUND
                                 16     COLUMBIA TECHNOLOGY FUND
                                 18     COLUMBIA STRATEGIC VALUE FUND
                                 20     COLUMBIA BALANCED FUND
                                 22     COLUMBIA SHORT TERM BOND FUND
                                 24     COLUMBIA FIXED INCOME SECURITIES FUND
                                 26     COLUMBIA NATIONAL MUNICIPAL BOND FUND
                                 28     COLUMBIA OREGON MUNICIPAL BOND FUND
                                 30     COLUMBIA HIGH YIELD FUND
                                 32     COLUMBIA DAILY INCOME COMPANY
    -----------------------------------------------------------------------
    FINANCIAL                    33     FINANCIAL HIGHLIGHTS
    INFORMATION                  41     SCHEDULES OF INVESTMENTS
                                 82     STATEMENTS OF ASSETS AND LIABILITIES
                                 84     STATEMENTS OF OPERATIONS
                                 86     STATEMENTS OF CHANGES IN NET ASSETS
                                 88     NOTES TO FINANCIAL STATEMENTS
                                 96     REPORT OF INDEPENDENT ACCOUNTANTS

                                 COLUMBIA FUNDS
                                 P.O. BOX 1350
                            PORTLAND, OR 97207-1350
                                 1-800-547-1707
                             WWW.COLUMBIAFUNDS.COM

    FRONT COVER FEATURES A PHOTOGRAPH OF THE 84-YEAR-OLD VISTA HOUSE, PERCHED ATOP CROWN POINT AT THE MOUTH OF THE COLUMBIA RIVER GORGE. THE PHOTO WAS TAKEN IN OREGON, LOOKING ACROSS TO WASHINGTON STATE.

                               TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------

       We are pleased to present the Columbia Funds 2000 Annual Report. The following pages contain detailed financial information for each of our no-load mutual funds for the year ended December 31, 2000.

Over the course of the year, we introduced two new funds -- Columbia Technology Fund and Columbia Strategic Value Fund -- and restructured a third -- Columbia Short Term Bond Fund -- to improve its return potential by broadening its investment strategy. We hope you'll take a closer look at the changes we've made as you review this report. In addition, we'd like to provide you with some insight to the challenging market in which the Funds operated.

A VOLATILE INVESTMENT ENVIRONMENT

The investment environment during the year 2000 was exceptionally volatile and represented a turning point for the economy and the markets. During the first half of the year, the Fed continued on its tightening path, increasing interest rates three times in an effort to slow growth to a more sustainable pace. Rising energy prices, strong consumer demand and low unemployment had contributed to fears that rapid economic growth would lead to inflation.

In late spring and summer, tentative signs of an economic slowdown appeared when consumer spending began to moderate and housing starts declined. Evidence of a slowing economy continued to accumulate through the year. Third quarter GDP expanded at 2.2% and fourth quarter GDP slowed to an estimated 1.4%. The transition to a slower growth environment resulted in lowered expectations for revenue and profit growth, leading to a dramatic decline in equity prices, especially in the telecommunications and technology sectors. As the year ended, it became increasingly clear that economic growth was decelerating more rapidly than anticipated. The Fed shifted from a tightening bias to an easing bias at its December meeting and followed up by cutting short-term interest rates a total of 1.00% in January 2001.

Reflecting the turmoil in the equity markets, the S&P 500 returned -9.11% for the year, posting its worst annual loss since 1974. The technology-heavy NASDAQ Composite Index posted its worst year in history, falling 39.29% for the year and tumbling more than 50% from its peak in March. While stocks suffered, the bond market rallied throughout 2000, anticipating the end of the Fed's tightening cycle. The Lehman Aggregate Bond Index returned 11.63% for the year, and Treasury securities were the best performing fixed income sector, benefiting from the U.S. Treasury's buy back program and investor preference for the highest quality issues.

[LINE CHART]

NASDAQ FALLS IN 2000

         Annual Returns
1972        17.18%
1973       -31.06%
1974       -35.11%
1975        29.76%
1976        26.10%
1977         7.33%
1978        12.31%
1979        28.11%
1980        33.88%
1981        -3.21%
1982        18.67%
1983        19.87%
1984       -11.22%
1985        31.48%
1986         7.26%
1987        -5.26%
1988        15.40%
1989        19.26%
1990       -17.80%
1991        56.84%
1992        15.45%
1993        14.75%
1994        -3.20%
1995        39.92%
1996        22.71%
1997        21.64%
1998        39.63%
1999        85.58%
2000       -39.29%

Source: Hypo

                               TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------

STOCKS REFLECT EXPECTATIONS OF SLOWER GROWTH

The decline in stock prices during the fourth quarter reflected expectations for more moderate economic and earnings growth in 2001. Weakness in the equity markets was exacerbated by concerns that a negative wealth effect, combined with higher energy prices and higher interest rates, would diminish consumer confidence and subdue spending. Within the S&P 500, the best performing sectors during 2000 were utility, health care and financial stocks, which tend to be less sensitive to downturns in the economy. On the other hand, the technology and telecommunications sectors, which led performance in 1999, declined about 40% each. As the year progressed, we increased portfolio exposure to sectors that were expected to benefit from the change in Fed policy, such as financials and early cyclicals (like paper and chemicals). We increased holdings in the Aging of America theme as we scaled back on technology holdings most sensitive to a slowing economic environment.

BOND MARKETS RALLY

Expectations that the Fed would begin to lower short-term rates resulted in strong bond performance during December and in early 2001. During the fourth quarter 2000, corporate and mortgage sectors returned 3.10% and 3.88% respectively, but continued to lag the 5.01% return of the Treasury sector. As Fed easing continues, short-term rates should decline further, and the yield curve should resume a more normal shape, in which long-term rates are higher than short-term rates.

SEEKING DEPENDABLE EARNINGS GROWTH

Earnings growth is expected to retreat from the extraordinary levels seen in late 1999 and in early 2000. Corporate earnings reported for the third quarter continued to be strong, although expectations for the fourth quarter and early 2001 have declined. We continue to have confidence in the long-term trends underlying our investment themes, particularly Technology Age. Recently, we have begun adding to technology and telecommunications holdings in response to oversold market conditions and the shift in monetary policy. At this time, we are also de-emphasizing the Aging of America theme in favor of our newly adopted Beneficiaries of Policy Change theme. As a result, we are increasing our exposure to companies -- such as financials and early cycle stocks -- that should benefit from the shift in monetary policy, as well as from proposed changes in fiscal policy, such as a cut in the federal tax rate.


[BAR CHART]

ECONOMIC GROWTH SLOWS

GDP Growth
3Q '99        5.7%
4Q '99        8.3%
1Q '00        4.8%
2Q '00        5.6%
3Q '00        2.2%
4Q '00        1.4%

Source: U.S. Department of Commerce

                               TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------

An easing by the Fed should translate into lower short-term rates and stable long-term rates on bonds going forward. Yields on corporate and mortgage issues remain high relative to Treasuries, and we will continue to overweight those sectors to boost the overall yield on fixed income portfolios. With the commencement of Fed easing, high yield securities rallied in January 2001 and continue to trade at very high yields compared to Treasuries. We expect the high yield sector to contribute to returns favorably, particularly on a risk-adjusted basis.

FOCUS ON THE LONG-TERM

There are some concerns that economic growth has already decelerated sharply. If this deceleration is exacerbated by a negative wealth effect, the downturn in growth could be prolonged. However, there are many reasons to be optimistic regarding the market environment and investment returns going forward. Historically, strong stock performance has followed the initiation of Fed easing. In addition, an environment with lower interest rates, benign inflation and much improved valuations is supportive of improved earnings growth. With further monetary stimulus likely by the Fed and fiscal stimulus possibly introduced by the new administration in the form of a tax cut, we expect investors will look past near-term earnings disappointments towards a recovery in economic and profit growth in 2002.

STAY CURRENT WITH MARKET VIEWS AND NEWS

To keep apprised of market developments and our investment team's views, we invite you to visit www.columbiafunds.com, where you can also access your account information and track performance. These functions are also available through Columbia Connect, our automated voice response system, by calling 1-800-547-2170. And, as always, our Investor Service Representatives are happy to answer your questions at 1-800-547-1707, Monday through Friday, from 7:30 a.m. to 5:00 p.m. Pacific Standard Time.

Thank you for your continued confidence in Columbia Funds. We look forward to helping you achieve financial success in the months and years ahead.

Sincerely,


/s/ Thomas L. Thomsen                   /s/ Jeff B. Curtis

Thomas L. Thomsen                       Jeff B. Curtis
CHAIRMAN AND CHIEF INVESTMENT OFFICER   PRESIDENT
COLUMBIA FUNDS MANAGEMENT COMPANY       COLUMBIA FUNDS MANAGEMENT COMPANY

February 2001

COLUMBIA COMMON STOCK FUND

PERFORMANCE

The start of the new millennium proved to be a challenging year for the equity markets and Columbia Common Stock Fund. In fact, it was the first negative year for the Fund since its inception on October 1, 1991. However, compared to its peers and the market, the Fund more than held its own. For the year ended December 31, 2000, Columbia Common Stock Fund returned -5.73%. The Fund's benchmark, the S&P 500, trailed behind with a return of -9.11%.

[SIDENOTE]

--------------------------------------------------------------------------------

            AVERAGE ANNUAL TOTAL RETURNS
              As of December 31, 2000

                                           S&P
                                CCSF       500
                                ----       ---
1 Year                         -5.73%     -9.11%
5 Years                        17.77%     18.33%
Since Inception                16.90%     16.54%

                               -------------------

                                GROWTH OF $10,000
                                 SINCE INCEPTION

[LINE CHART]

               COLUMBIA COMMON
                  STOCK FUND                S&P 500
                  ----------                -------
 10/1/1991          $10,000                 $10,000
12/31/1991          $11,025                 $10,838
12/31/1992          $12,126                 $11,664
12/31/1993          $14,120                 $12,840
12/31/1994          $14,411                 $13,009
12/31/1995          $18,855                 $17,898
12/31/1996          $22,760                 $22,007
12/31/1997          $28,534                 $29,349
12/31/1998          $36,033                 $37,737
12/31/1999          $45,315                 $45,677
12/31/2000          $42,716                 $41,514

Past performance is not predictive of future results. The S&P 500 is an unmanaged index generally representative of the U.S. stock market.

ECONOMIC GROWTH DECELERATES

The year began with the U.S. economy on very healthy footing. Nonetheless, as the rapid rate of economic expansion raised concerns of inflation, the Federal Reserve maintained its tightening policy from 1999 and raised short-term interest rates a total of 1.00% in the first half of the year.

In late summer, the economy began to slow, and this deceleration led to a steep decline in earnings expectations. Extremely high valuations in some sectors of the market, the swift pace of GDP deceleration, untested business models, and a general complacency regarding the cyclical nature of some businesses led to brutal corrections in the technology, telecommunications and media sectors.

INVESTMENT THEMES

Investment themes continued to play a role in stock selection for the Fund in 2000. Holdings in the World Recovery theme were sold early in the year. At the time, the world's economies had recovered from their 1998 lows and it appeared that the outlook for global expansion would not see much improvement. Proceeds from the sales of these holdings were channeled into the Aging of America theme and "stalwart" stocks that were expected to withstand a decelerating economic environment. The Technology Age theme was slightly de-emphasized late in the year, as we believed the cyclical nature of the stocks in the group would temporarily overwhelm the secular growth incumbent in the theme.

TOP PERFORMERS

Fund performance received a boost throughout the year from our holdings in the health care, energy and financial sectors. In particular, Pfizer, Nabors Industries and Washington Mutual performed admirably. Pfizer is one of the largest pharmaceutical and consumer health care companies in the world, and investors gravitated to its superior earnings growth, its strong product line, and the non-cyclical nature of its business. It remains a core holding in the Fund.

Nabors Industries was a beneficiary of the higher demand for drilling services. The company provides oil, gas and geothermal land drilling services, which saw a dramatic increase in demand as corporations responded to the higher energy prices of 2000 with increased drilling activity. In addition, financial services provider Washington Mutual saw its shares come back into favor from a very depressed valuation; investors took comfort in the company's credit stability and in its potential to benefit from an easing in Fed policy.

Clearly, the Fund was not immune to market weakness, especially the decline experienced in the NASDAQ Composite Index. The portfolio's gains were offset by the underperformance of technology, media, telecommunications and consumer cyclical sectors. Microsoft and America Online were two of our poorer performers in 2000.

[SIDENOTE]

--------------------------------------------------------------------------------

                    TOP TEN HOLDINGS
                     % of Net Assets

                                      12/31/00    6/30/00
Pfizer, Inc.                               6.2        6.7
Citigroup, Inc.                            4.5        3.5
Washington Mutual, Inc.                    3.5        1.3
American International Group, Inc.         3.5        2.7
Pharmacia Corp.                            3.3        1.7
General Electric Co.                       3.2        3.9
Merck & Co., Inc.                          3.1        2.1
Schering-Plough Corp.                      2.9        2.0
Wal-Mart Stores, Inc.                      2.7        2.0
Tyco International Ltd.                    2.4        2.3

                      -------------------

                        TOP FIVE SECTORS
                         % of Net Assets

                                      12/31/00    6/30/00
Consumer Staples                          21.9       13.2
Finance                                   20.6       14.0
Technology                                19.3       38.2
Basic Industries & Mfg.                   10.7        8.5
Media/Telecommunications                   8.7       12.8

LOOKING AHEAD

Earnings growth is expected to retreat dramatically in 2001 from the very high levels of late 1999 and early 2000. While we are maintaining investments in high quality companies across sectors, we have been raising our exposure to companies and industries that are expected to benefit from the Fed's recently adopted easing policy. Historically, easing by the Fed has set the stage for a positive market tone. This fact and a continued focus on attractive investment opportunities leads us to be optimistic about prospects in 2001.

Thank you for your continued support of Columbia Common Stock Fund.

GUY W. POPE
ON BEHALF OF THE COLUMBIA INVESTMENT TEAM

COLUMBIA GROWTH FUND

FUND PERFORMANCE

A very difficult market in the last half of 2000, particularly for technology and other economically sensitive growth stocks, resulted in a return of -7.94% for Columbia Growth Fund for the year ended December 31, 2000. While this performance was disappointing relative to the positive returns of prior years, it still outpaced the S&P 500's return of -9.11% and the Russell 1000 Growth Index's return of -22.43% for the same period.

[SIDENOTE]

--------------------------------------------------------------------------------

          AVERAGE ANNUAL TOTAL RETURNS
             As of December 31, 2000

                                         RUSSELL
                                 S&P      1000
                      CGF        500     GROWTH
                     ------    ------    -------
1 Year               -7.94%    -9.11%    -22.43%
5 Years              18.20%    18.33%     18.15%
10 Years             17.86%    17.46%     17.33%
20 Years             15.81%    15.65%     14.41%

                   --------------------

                     GROWTH OF $10,000
                       OVER 20 YEARS

[LINE CHART]

              COLUMBIA GROWTH                    RUSSELL 1000
              FUND              S&P 500          GROWTH
12/31/1980    $ 10,000          $ 10,000         $ 10,000
12/31/1981    $  9,661          $  9,505         $  8,869
12/31/1982    $ 14,159          $ 11,549         $ 10,683
12/31/1983    $ 17,198          $ 14,138         $ 12,390
12/31/1984    $ 16,238          $ 15,009         $ 12,272
12/31/1985    $ 21,446          $ 19,745         $ 16,303
12/31/1986    $ 22,930          $ 23,426         $ 18,808
12/31/1987    $ 26,310          $ 24,660         $ 19,806
12/31/1988    $ 29,154          $ 28,742         $ 22,039
12/31/1989    $ 37,634          $ 37,827         $ 29,955
12/31/1990    $ 36,389          $ 36,673         $ 29,877
12/31/1991    $ 48,855          $ 47,848         $ 42,174
12/31/1992    $ 54,630          $ 51,494         $ 44,287
12/31/1993    $ 61,737          $ 56,684         $ 45,572
12/31/1994    $ 61,349          $ 57,432         $ 46,784
12/31/1995    $ 81,581          $ 79,016         $ 64,178
12/31/1996    $ 98,550          $ 97,158         $ 79,016
12/31/1997    $124,489          $129,569         $103,100
12/31/1998    $162,258          $166,600         $143,020
12/31/1999    $204,478          $201,653         $190,446
12/31/2000    $188,312          $183,266         $147,724

Past performance is not predictive of future results. The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values (the Russell 1000 Index measures the performance of the 1000 largest U.S. companies based on total market capitalization).

TECH CORRECTION HAMPERS PERFORMANCE

Fund performance was, in general, hurt by the large decline in technology stocks. While we had reduced the portfolio's weighting in the technology sector, the 39.29% decline in the technology-heavy NASDAQ Composite Index over the course of the year had a decidedly negative effect on the Fund.

Strong gains in stocks of companies whose earnings are less sensitive to the economy, such as health care and energy services stocks, partly offset the weakness caused by the downturn in technology. In particular, Fund performance benefited from holdings in Bristol-Myers Squibb, a worldwide health and personal care company principally involved in medicines, beauty care, nutritionals and medical devices; Cardinal Health, active in improving the quality of health care through a variety of products and services distributed to health care providers and manufacturers; and Baxter International, a worldwide developer, manufacturer and distributor of products, systems and services used in the health care field. In addition, interest rate sensitive stocks performed well. Holdings in Washington Mutual, a financial services company, and Fannie Mae, a supplier of home mortgage funds, both did well during the year.

LOOKING AHEAD

Though the Fund finished ahead of the S&P 500 and Russell 1000 Growth indices for the year and was highly competitive among its peers, its negative return was certainly disappointing within the context of the very strong equity returns in recent years. So, where do we go from here? While the earnings environment is very uncertain due to rapidly decelerating economic growth, the Federal Reserve has begun an easing process that historically has most often resulted in stronger stock market returns. Although uncertainty about the Fed's effectiveness in turning around a sluggish economy usually exists at cyclical troughs, we believe that the economic and profit outlook will eventually improve.

As the Fed injects liquidity into the economy by lowering interest rates and as the profit outlook improves, stock prices are expected to recover. We anticipate selling issues whose prices reach valuation targets in order to make room for stocks whose prices discount the profit softness, but do not reflect the improvement we expect during the year.

The investment landscape has clearly changed over the past six months. Prospects for economic and corporate profit growth have slowed abruptly, and recession forecasts are prevalent. However, inflation has remained tame, stock market valuations have improved and, very importantly, the Fed has begun the process of lowering interest rates to support an eventual recovery in economic and profit growth. Considering the stock market's historically positive response following an initial Fed ease, we are optimistic in our longer-term outlook.

Thank you for your continued support of Columbia Growth Fund.

ALEXANDER S. MACMILLAN
PORTFOLIO MANAGER

[SIDENOTE]

--------------------------------------------------------------------------------

                       TOP TEN HOLDINGS
                       % of Net Assets

                                      12/31/00     6/30/00
Pfizer, Inc.                               6.2         5.7
Tyco International, Ltd.                   4.4         3.3
Citigroup, Inc.                            3.8         2.2
American International Group, Inc.         3.7         2.4
Flextronics International, Ltd.            3.3         3.0
Wal-Mart Stores, Inc.                      3.2         1.4
Pharmacia Corp.                            2.9         1.3
Time Warner, Inc.                          2.6         1.2
General Electric Co.                       2.6         2.3
Cisco Systems, Inc.                        2.5         3.8

                    -------------------

                      TOP FIVE SECTORS
                       % of Net Assets

                                      12/31/00     6/30/00
Technology                                29.1        45.9
Consumer Staples                          19.5        12.1
Finance                                   16.4        10.0
Basic Industries & Mfg.                   10.5         7.1
Media/Telecommunications                   8.8        13.9

COLUMBIA INTERNATIONAL STOCK FUND

PERFORMANCE

Columbia International Stock Fund finished the year ended December 31, 2000, with a return of -22.64%. In comparison, the MSCI EAFE Index posted a return of -13.96% for the same period.

OVERSEAS MARKETS WEAKEN

A strong U.S. dollar, high oil prices and high interest rates negatively impacted our global investment strategy in 2000. While world economic growth prospects have remained positive, a steady lowering of forecasts occurred towards the end of 2000, especially for the U.S., which has been the global leader for several years. The extraordinary stock market performance of the technology and telecommunications industries worldwide reversed in the spring of 2000, and prices weakened further in the fourth quarter.

The depressed Euro hurt the portfolio's performance throughout the year. However, we are optimistic as signs of a turnaround appeared in the fourth quarter. In Japan, which had the top performing major stock market in 1999, the modest recovery began to slip at year end, leading economists to downgrade their 2001 forecasts. To free up money for European investing, we reduced our weighting in Japan. We think the combination of a stronger Euro and a weakening Yen will provide an important boost to performance in early 2001. We have cautiously reinvested in Hong Kong and Korea, which should benefit from anticipated lower interest rates in the United States.

[SIDENOTE]

--------------------------------------------------------------------------------

         AVERAGE ANNUAL TOTAL RETURNS
            As of December 31, 2000

                                           MSCI
                               CISF        EAFE
                              ------      ------
1 Year                        -22.64%    -13.96%
5 Years                        12.37%      7.43%
Since Inception                11.48%     10.01%

                     -------------------

                     GROWTH OF $10,000
                      SINCE INCEPTION

[LINE CHART]

                              COLUMBIA INTERNATIONAL     MSCI
                              STOCK FUND                 EAFE
 10/1/1992                    $10,000                   $10,000
12/31/1992                    $10,060                   $ 9,623
12/31/1993                    $13,417                   $12,794
12/31/1994                    $13,086                   $13,825
12/31/1995                    $13,760                   $15,422
12/31/1996                    $16,042                   $16,403
12/31/1997                    $17,882                   $16,740
12/31/1998                    $20,177                   $20,144
12/31/1999                    $31,865                   $25,643
12/31/2000                    $24,647                   $22,067

Past performance is not predictive of future results. The MSCI EAFE Index is a market weighted index composed of companies representative of the market structure of 20 developed market countries in Europe, Australasia and the Far East.

REDUCING TECHNOLOGY AND TELECOM

Over the course of the year, we reduced the portfolio's holdings in technology and telecommunications, especially in Europe. Fund performance was particularly hurt by holdings in Vodafone and Equant. Vodafone, a British multinational company specializing in wireless communications, was our largest holding and generated strong gains for the portfolio in 1999 and early 2000. However, despite its strong financial position and market leadership, Vodafone has been under pressure as investors have shied away from emphasizing the telecom sector. Equant, a provider of international data network services, also saw its stock price drop over the course of the year, and we sold off our holdings to minimize losses.

As European technology and telecommunications holdings were reduced, proceeds were channeled into financial and consumer staples stocks (such as pharmaceuticals and food producers) that are expected to withstand the slowdown in the global environment. We saw some especially strong performance from leading multinational pharmaceutical companies, such as Glaxo Wellcome, which announced a merger with SmithKline Beecham late in the fourth quarter to form GlaxoSmithKline. In addition, Novartis (a Swiss company involved in the development, manufacturing and marketing of prescription drugs) and Aventis (a French life sciences corporation focused on innovative products in pharmaceuticals and agriculture) saw their stock prices climb over the course of the year.

[SIDENOTE]

--------------------------------------------------------------------------------

                      TOP TEN HOLDINGS
                       % of Net Assets

                                        12/31/00     6/30/00
Nokia Corp., ADR                             1.6         1.0
Banyu Pharmaceutical Co., Ltd.               1.6         1.4
GlaxoSmithKline plc                          1.5         1.4
ING Groep NV                                 1.4         0.5
Riunione Adriatica di Sicurta S.p.A.         1.3         0.5
Nestle SA                                    1.2         0.9
UBS AG                                       1.2         0.8
Bombardier, Inc. (Class B)                   1.1         0.8
Royal Bank of Scotland Group plc             1.1         0.9
European Aeronautic
  Defence and Space Co.                      1.1          --

                    -------------------

                     TOP FIVE COUNTRIES
                       % of Net Assets

                                        12/31/00     6/30/00
United Kingdom                              22.9        18.0
Japan                                       12.4        27.1
France                                      10.9         8.9
Germany                                      9.5         6.8
Switzerland                                  7.9         5.7

WHAT LIES AHEAD?

European economies continue to exhibit signs of growth and confidence, albeit at a slightly lower level than in mid-2000. The Euro is highly oversold and a recovery for the currency would aid the markets and boost Fund performance.

We believe that both energy prices and interest rates will move lower in world markets. This change, combined with the prospect of a slightly weaker U.S. dollar, is expected to improve the investment climate for 2001. All three of these factors impacted performance negatively in 2000, but we believe that a turnaround will produce positive results for stock markets and economies, especially in Europe and Southeast Asia.

We appreciate your investment in Columbia International Stock Fund.

JAMES M. MCALEAR
PORTFOLIO MANAGER

COLUMBIA SPECIAL FUND

FUND PERFORMANCE

Despite a volatile market environment, Columbia Special Fund finished the year up 13.84%. In comparison, the Russell Midcap was up 8.25%, the S&P Mid Cap 400 was up 17.50%, and the Russell Midcap Growth was down -11.75%. Since early March, growth stocks underperformed value stocks, with the technology sector under particular pressure.

[SIDENOTE]

--------------------------------------------------------------------------------

           AVERAGE ANNUAL TOTAL RETURNS
              As of December 31, 2000

                         S&P                 RUSSELL
                       MID CAP   RUSSELL     MIDCAP
               CSF       400     MIDCAP      GROWTH
1 Year         13.84%   17.50%     8.25%    -11.75%
5 Years        18.18%   20.42%    16.68%     17.77%
10 Years       20.32%   19.86%    18.28%     18.10%

                       -------------------

                         GROWTH OF $10,000
                           OVER 10 YEARS

[LINE CHART]

               COLUMBIA       RUSSELL    RUSSELL MIDCAP      S&P
             SPECIAL FUND      MIDCAP            GROWTH      MID CAP 400
12/31/1990     $10,000        $10,000          $10,000       $10,000
12/31/1991     $15,046        $14,151          $14,703       $15,011
12/31/1992     $17,107        $16,463          $15,984       $16,800
12/31/1993     $20,816        $18,818          $17,772       $19,144
12/31/1994     $21,293        $18,424          $17,388       $18,455
12/31/1995     $27,581        $24,773          $23,297       $24,165
12/31/1996     $31,185        $29,480          $27,369       $28,802
12/31/1997     $35,127        $38,032          $33,538       $38,102
12/31/1998     $40,972        $41,870          $39,531       $45,383
12/31/1999     $55,858        $49,503          $59,807       $52,064
12/31/2000     $63,592        $53,594          $52,761       $61,200

Past performance is not predictive of future results. The S&P Mid Cap 400 is an unmanaged index generally considered representative of the U.S. market for mid-cap stocks. The S&P Mid Cap 400 will be replaced by the Russell Midcap Index, which is more representative of the stocks held by the Fund. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 24% of the total market capitalization of the Russell 1000 Index. The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.


A CHALLENGING MARKET ENVIRONMENT

The year began with U.S. economic expansion continuing its record pace, markets climbing to new heights, and the Federal Reserve in the midst of a tightening policy. With strong consumer demand, rising energy prices and low unemployment, the Fed instituted rate hikes totaling 1.00% during the first half of the year in an effort to slow growth to a more sustainable pace and contain inflationary pressures.

By the third quarter, evidence of a slowing economy was accumulating and companies began ratcheting down their earnings projections. The more rapid than expected economic slowdown and resulting drop in earnings prospects were perhaps the most critical factors in poor overall market performance in the fourth quarter. Uncertainty regarding the outcome of the presidential election also contributed to the widespread declines. By year-end, valuations had been compressed marketwide, with the most severe damage done to technology stocks with very high price-to-earnings ratios. Their prospects for maintaining rapid earnings growth suddenly dimmed and many companies announced disappointing earnings.

AVOIDING NON-EARNINGS TECH STOCKS

The Fund generated a positive return for the year despite its growth bias and the difficult market environment. One reason for the Fund's success was due to its weightings in energy and health care. Energy performed very well throughout 2000, with solid contributions from holdings such as Nabors Industries and Noble Drilling. Health care was increased earlier in the year and was especially strong; holdings such as Tenet Healthcare and King Pharmaceuticals aided Fund performance.

We managed downside risk to the portfolio by avoiding most of the non-earnings technology stocks during the year, particularly the e-tailer and dot.com stocks without established business models. Although technology had been a weak sector since early March, some of our stocks in this area, such as BEA Systems and Ciena Corp., performed relatively well. We did experience disappointing performance from some holdings, particularly in the media sector in the second half of the year. Advertising spending slowed considerably due to slower economic growth and the struggles of dot.coms, whose generous ad budgets previously lifted this sector.

[SIDENOTE]

--------------------------------------------------------------------------------

                     TOP TEN HOLDINGS
                      % of Net Assets

                                  12/31/00     6/30/00
Tenet Healthcare Corp.                 3.5         1.0
Nabors Industries, Inc.                3.4         2.0
Ciena Corp.                            3.3         3.2
BEA Systems, Inc.                      2.6         2.6
ALZA Corp.                             2.0         2.4
AES Corp.                              2.0         1.3
FPL Group, Inc.                        1.9          --
Noble Drilling Corp.                   1.7         1.5
Waters Corp.                           1.7         2.1
Univision Communications, Inc.
  (Class A)                            1.4         2.0

                    -------------------

                     TOP FIVE SECTORS
                      % of Net Assets

                                  12/31/00     6/30/00
Technology                            23.4        44.6
Consumer Staples                      23.2        12.3
Consumer Cyclical                     13.1        12.6
Energy                                13.1        12.2
Media/Telecommunications               6.9         7.5


SEEKING NEW OPPORTUNITIES

The economy has slowed sharply, valuations have been corrected, and earnings expectations have been lowered. In addition, the Fed has begun to lower short-term interest rates. All of these factors point to a difficult and uncertain environment for the first half of 2001, but we are optimistically looking ahead to some improvement in the second half.

We expect that companies that make it through this economic "air pocket" with their earnings power intact should perform very well. Companies that have previously disappointed, but whose valuations have been overly discounted, may also represent attractive situations. We are optimistic that after some "choppy waters" early in the new year, the market will improve, and we are seeking opportunities created by market downturns.

Thank you for your confidence in Columbia Special Fund.

RICHARD J. JOHNSON
PORTFOLIO MANAGER

COLUMBIA SMALL CAP FUND

A RECAP OF PERFORMANCE

For the year ended December 31, 2000, Columbia Small Cap Fund returned 5.85%, outpacing its benchmarks, the Russell 2000, which declined -3.02%, and the Russell 2000 Growth, which declined -22.44%.

VOLATILE MARKET CONDITIONS

After reaching new heights in March, the NASDAQ Composite Index finished the year down 39.29%, its worst one-year loss in history. Though the markets appeared to make a comeback in August, investors were taken aback by signs of a rapid economic slowdown late in the third quarter and into the fourth. As earnings projections were lowered, prices resumed their downward trend. Although valuations were compressed marketwise, technology and telecommunications stocks were clearly the hardest hit as their prospects for maintaining fast-paced earnings growth diminished.

[SIDENOTE]

--------------------------------------------------------------------------------

             AVERAGE ANNUAL TOTAL RETURNS
                As of December 31, 2000

                                             RUSSELL
                                RUSSELL       2000
                      CSCF       2000        GROWTH
                     ------    --------      -------
1 Year                5.85%    -3.02%        -22.44%
Since Inception      24.27%     9.46%          5.77%

                     -------------------

                       GROWTH OF $10,000
                        SINCE INCEPTION

[LINE CHART]

            COLUMBIA SMALL
               CAP FUND      RUSSELL 2000   RUSSELL 2000 GROWTH
 10/1/1996     $10,000         $10,000            $10,000
12/31/1996     $10,762         $10,520            $10,026
12/31/1997     $14,432         $12,872            $11,324
12/31/1998     $15,109         $12,544            $11,464
12/31/1999     $24,045         $15,211            $16,404
12/31/2000     $25,455         $14,751            $12,726

Past performance is not predictive of future results. The Russell 2000 is an unmanaged index generally representative of the market for small, domestic stocks. The Russell 2000 Growth Index measures performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

CONTRIBUTORS TO PERFORMANCE

Despite the challenging investment environment, the Fund generated a positive return due to a significant stake in energy and health care. In addition, we significantly trimmed our technology holdings prior to the declines that plagued the sector since early March. Energy proved to be a strong sector for the Fund throughout the period, with positive contributions coming from holdings like Hanover Compressor, a provider of full-service natural gas compression, and UTI Energy, a provider of land drilling services to exploration and production companies.

The Fund's health care weighting was increased earlier in the year and supplied some very strong performers. Universal Health Services and Eclipsys Corp. were just two of the holdings that helped keep the Fund in positive territory. Universal Health Services owns and operates various health care facilities, while Eclipsys provides information solutions to health care providers.

Since the March correction, the technology sector has posted poor performance as a whole. Nonetheless, some of our individual selections were up for the year. HNC Software and Mentor Graphics, for example, saw their prices rise for the period due to their low valuations and solid earnings prospects.

A casualty of the tech correction was the media sector, the performance of which negatively impacted the Fund's total return. Previously boosted by increased ad spending by dot.coms and e-tailers, this sector weakened considerably in the second half of the year as these high tech companies struggled and U.S. economic growth slowed.

[SIDENOTE]

--------------------------------------------------------------------------------

                     TOP TEN HOLDINGS
                      % of Net Assets

                                    12/31/00     6/30/00
UTI Energy Corp.                         2.3         1.0
First Health Group Corp.                 2.3         0.9
Universal Health Services, Inc.
  (Class B)                              2.2         0.9
Precision Drilling Corp.                 2.1         1.5
Tetra Tech, Inc.                         2.0         1.1
National-Oilwell, Inc.                   2.0         1.2
Mentor Graphics Corp.                    1.9          --
HNC Software, Inc.                       1.8         2.1
Barr Laboratories, Inc.                  1.7          --
Documentum, Inc.                         1.6         1.3

                 -------------------

                   TOP FIVE SECTORS
                    % of Net Assets

                                    12/31/00     6/30/00
Consumer Staples                        28.8        13.9
Technology                              23.7        43.0
Energy                                  16.2        12.1
Consumer Cyclical                       13.7        13.8
Finance                                  3.4         1.4


THE COMING YEAR

The economy has slowed sharply, valuations have been corrected, earnings expectations have been lowered, and the Fed has begun to lower short-term interest rates. These factors point to a difficult and uncertain environment for the first half of 2001, but we are optimistic about an improving environment in the second half of the year and are seeking investment opportunities created by this volatile environment. We are focused on maintaining a portfolio of reasonably valued companies that can grow revenues and earnings significantly faster than the market.

Thank you for your investment in Columbia Small Cap Fund.

RICHARD J. JOHNSON
PORTFOLIO MANAGER

COLUMBIA REAL ESTATE EQUITY FUND

FUND PERFORMANCE

Stability of returns, a healthy operating environment and attractive valuations combined to generate the best year for REIT performance since 1996. For the year ended December 31, 2000, Columbia Real Estate Equity Fund's total return of 28.84% compared well to the 26.37% return for the NAREIT Index.

[SIDENOTE]

--------------------------------------------------------------------------------

         AVERAGE ANNUAL TOTAL RETURNS
            As of December 31, 2000

                                CREF      NAREIT
                               -----      ------
1 Year                         28.84%     26.37%
5 Years                        13.71%     10.09%
Since Inception                12.74%      9.56%

          -------------------

            GROWTH OF $10,000
             SINCE INCEPTION

[LINE CHART]

             COLUMBIA
            REAL ESTATE         NAREIT
            EQUITY FUND         INDEX
  4/1/1994    $10,000          $10,000
12/31/1994    $10,176          $ 9,978
12/31/1995    $11,892          $11,502
12/31/1996    $16,446          $15,558
12/31/1997    $20,515          $18,712
12/31/1998    $17,985          $15,435
12/31/1999    $17,545          $14,722
12/31/2000    $22,603          $18,602

Past performance is not predictive of future results. The National Association of Real Estate Investment Trusts Index (NAREIT) tracks performance of all publicly-traded equity REITs.


MARKET CONDITIONS

REITs emerged from a two and a half year bear market in March, just as the NASDAQ Composite Index peaked. While this event was a catalyst for positive REIT performance, fundamental factors were in place to support a sustainable rally. Those factors included downward revisions in the anticipated new supply of real estate, a still healthy economy, and low valuation levels. The prospect of a sustainable balance of supply and demand was (and still is) a strong indication of favorable forward earnings growth and, when combined with low price-to-earnings ratios, produced strong total returns. These same conditions still existed at year-end.

The sectors positioned to benefit from this favorable scenario were lodging, office, apartments and industrial. Indeed, many of these companies experienced upward earnings revisions throughout the year due to improved expectations for future growth. The Fund's heavy weightings in these sectors contributed significantly to its outperformance.

Our decision to underweight the poorer performing retail and health care sectors also enhanced Fund performance. Negotiations over federal reimbursement levels for health care service providers dragged on longer than expected, hurting prospects for facilities owners, such as hospitals and nursing homes. The retail sector of the REIT market also suffered as consumer spending declined steadily over the course of the year, keyed by earlier Federal Reserve rate hikes. The outlook for retail, however, received a significant boost early in January 2001 with an earlier than expected rate cut by the Fed; the Fund's weighting in this sector has risen in response to an anticipated improvement in fundamentals and in consideration of the sector's low valuation.

THE UPS AND DOWNS IN REITS

Several large capitalization, high quality companies that are dominant in the portfolio performed very well during 2000. Total returns of 45% or more were generated by Host Marriott, an operator of full service hotels in the U.S. and Canada; AvalonBay, which focuses on upscale apartment communities; Boston Properties, an owner and developer of office properties; and Spieker Properties, an owner of office and industrial properties. These companies benefited from strong demand, low levels of new supply and rising earnings estimates.

Conversely, weak demand and doubts over management's ability to improve returns on capital plagued Simon Property Group and Trizec Hahn, respectively. Both companies experienced declining estimates during the year and underperformed. Simon Property Group, primarily involved in regional malls and community shopping centers, finished the year down -15% while Trizec Hahn, active in retail and office space, was down -35%.

[SIDENOTE]

--------------------------------------------------------------------------------

                      TOP TEN HOLDINGS
                       % of Net Assets

                                         12/31/00     6/30/00
Spieker Properties, Inc.                      6.4         4.6
Cousins Properties, Inc.                      6.3         4.3
Vornado Realty Trust                          6.2         5.6
Equity Office Properties Trust                5.7         4.6
Public Storage, Inc.                          4.9         5.0
AvalonBay Communities, Inc.                   4.7         4.9
Simon Property Group, Inc.                    4.7         4.4
Boston Properties, Inc.                       4.6         2.7
Equity Residential Properties Trust           4.6         3.0
General Growth Properties, Inc.               4.4         3.9

                       -------------------

                      PORTFOLIO COMPOSITION
                         % of Net Assets

                                         12/31/00     6/30/00
Apartments                                   17.7        14.7
Community Centers                             9.5         8.8
Industrial                                   24.9        27.2
Lodging                                       3.2         8.8
Office                                       24.9        22.7
Other                                         6.6         1.8
Shopping Malls                                9.0         8.3
Cash                                          4.2         7.0


THE OUTLOOK

A period of Fed rate cuts meant to sustain a healthy economic environment is favorable for REITs. The Fund's focus on strong, experienced management teams with the best prospects for future growth should continue to provide compelling returns.

We appreciate your interest in Columbia Real Estate Equity Fund.

DAVID W. JELLISON
PORTFOLIO MANAGER

COLUMBIA TECHNOLOGY FUND

PERFORMANCE SINCE INCEPTION

From its November 9 offering through December 31, 2000, the Fund returned -13.78%. For the same period, the NASDAQ Composite Index returned -23.55%, the Merrill Lynch 100 Index returned -27.99% and the Morgan Stanley High Tech Index returned -23.92%. Since the Fund is new, no performance over time is illustrated.

[SIDENOTE]

--------------------------------------------------------------------------------

"WE'RE OPTIMISTIC ABOUT THE LONG-TERM PROSPECTS FOR TECHNOLOGY COMPANIES POSITIONED TO SATISFY CORPORATE AND CONSUMER DEMAND."

                          CHAD L. FLEISCHMAN
                          CO-MANAGER


VOLATILE MARKET CONDITIONS

The technology sector experienced exceptional volatility during the period of the Fund's operation, continuing the trend of the entire year. Since its peak in March, the NASDAQ Composite Index fell over 50% by year-end. This decline resulted from a combination of high expectations, historically high valuations, and broadly deteriorating fundamentals. While the much discussed fledgling "dot.com" sector took the biggest beating, share prices across the spectrum of technology-related companies have been damaged.

As the year came to an end, indicators concerning U.S. economic growth and corporate earnings continued to point to a surprisingly sudden and material slowing. With the exception of the medical technology sector, technology companies are highly susceptible to changes in consumer and business spending trends. This exposure is being factored negatively into stock prices. While the length and depth of the current spending slowdown remains to be seen, investors should eventually begin to look beyond the present environment and discount a reacceleration. Lower interest rates and perhaps tax legislation may be necessary to bring about the shift in investor perception.

MOVING TOWARD FULL INVESTMENT

For the partial quarter period of the Fund's operation, performance benefited, on a relative basis, from gradually investing the portfolio's cash. Also, in the midst of an ongoing compression of valuations, some select areas of technology managed to fight the trend. Wireless equipment stocks enjoyed a recovery after a major correction in the summer and early fall. Demand trends remained solid for mobile phones and the infrastructure equipment needed to provide service. This benefited the share prices of a number of the Fund's holdings, including Nokia and Powerwave Technologies.

Although performance results in the area were mixed, certain semiconductor-related stocks enjoyed a recovery from earlier aggressive selling. Advances in share prices of Micron Technologies and Novellus Systems aided Fund performance. Also, the portfolio's 10.9% weighting in medical technology companies provided relative performance support, with Inverness Medical Technologies and Waters Corporation both up for the period.

Technology stocks posting negative results were widespread as concerns about the financial viability of emerging telecommunications carriers led to intense concerns about the business prospects of wireline telecom equipment companies. Given the former strength of demand and resulting revenue and earnings growth, valuations in the sector reflected high expectations. As concerns developed, selling began despite the fact that immediate growth continued. Stocks caught in the downdraft included Ciena Corp. and Redback Networks. Many software stocks experienced a similar fate, particularly as evidence of a softening U.S. economy mounted and risk to corporate technology budgets developed. Punished stocks included Veritas Software Corp. and Mercury Interactive Corp. These same economic and budget concerns negatively impacted shares of computer hardware companies, such as Avocent Corporation and Sun Microsystems.

[SIDENOTE]

--------------------------------------------------------------------------------

                TOP TEN HOLDINGS
                 % of Net Assets

                                     12/31/00
Andrew Corp.                              2.2
Advent Software, Inc.                     2.1
Invitrogen Corp.                          2.0
Watchguard Technologies, Inc.             2.0
Western Wireless Corp. (Class A)          1.9
Mentor Graphics Corp.                     1.9
Intel Corp.                               1.9
Electronic Arts, Inc.                     1.8
Macrovision Corp.                         1.8
Enzon, Inc.                               1.8

            -------------------
             TOP FIVE SECTORS
              % of Net Assets

                                     12/31/00
Enterprise Software                      15.4
Communication Equipment                  13.2
Medical Technology                       10.9
Semiconductors & Components              10.2
Peripherals                               8.3


LOOKING AHEAD

We are deploying assets in a diversified fashion across technology industries. We seek companies with strong management, superior long-term growth opportunities, and dominant market positions at what we hope to be sustainable valuations, regardless of market capitalization. By year-end, semiconductor-related stock prices were approaching valuation levels that may reflect the worst and have been the most recent focus of the Fund's investments. The Fund is positioned to exploit a positive shift in investor attitudes as uncertainties about growth of earnings clear.

Thank you for your interest in Columbia Technology Fund.

CHAD L. FLEISCHMAN AND STEVEN N. MARSHMAN
PORTFOLIO MANAGERS

COLUMBIA STRATEGIC VALUE FUND

PERFORMANCE

From its offering on November 9 through December 31, 2000, Columbia Strategic Value Fund returned 12.25%. The Fund seeks companies that the markets have discounted relative to their intrinsic worth; these companies often have the potential to demonstrate improving cash flows and return on invested capital. Since the Fund is new, no performance over time is illustrated.

[SIDENOTE]

--------------------------------------------------------------------------------

"WHEN ADDING SECURITIES TO THE PORTFOLIO, WE COMBINE A `TOP-DOWN' EVALUATION OF THE ECONOMIC ENVIRONMENT WITH FUNDAMENTAL `BOTTOM-UP' RESEARCH TO ANALYZE THE PROSPECTS FOR AN ISSUER BASED ON ITS FINANCIAL STATEMENTS AND OPERATIONS."

                                ROBERT A. UNGER
                                PORTFOLIO MANAGER

THE ENVIRONMENT

The Fund was introduced in an environment of decelerating economic growth. For the first half of the year, the Federal Reserve had maintained its tightening policy from 1999, raising interest rates to slow economic growth to a more sustainable pace and contain inflation. During the period of the Fund's operation, uncertainty plagued the markets as growth appeared to be slowing too rapidly, companies revised earnings expectations downward, and the presidential election remained undecided for several weeks. As the NASDAQ Composite Index finished the year down nearly 40%, and the S&P 500 also finished in negative territory, value stocks generally outperformed growth stocks.

As the Fund moved toward full investment, stock selection was influenced by the anticipation of a possible easing by the Fed. At its December meeting, the Fed adopted an easing bias, and, in fact, cut interest rates early in January 2001. In addition, investment decisions were influenced by expectations that a tax cut and increased defense expenditures would be proposed by the new presidential administration, which should help stimulate the economy.

CONTRIBUTORS TO PERFORMANCE

Sectors that benefited performance included housing, energy, basic materials and capital goods. Spurred by the prospect of lower interest rates, the Fund increased exposure to the housing industry. Holdings like Masco -- which manufactures, installs and sells home improvement and building products -- were added to the portfolio. The Fund invested in natural gas supplies and energy infrastructure through CBI Industries, Foster Wheeler and Burlington Resources, all of which helped boost the Fund's total return.

The basic materials and capital goods sector, consisting of companies expected to improve their competitive positions as a result of a weakening dollar, also contributed to performance. Caterpillar and Deere, manufacturers of equipment and machinery used in earth moving and construction, and Monsanto, a provider of technology-based solutions in the agricultural industry, were all up for the period of the Fund's operation. Crown Cork, a leading manufacturer of packaging products, also performed well.

Although communications holdings Andrew Corp. and Motorola were disappointing during the period, the outlook for wireless spending should improve in 2001 and provide growth opportunity.

[SIDENOTE]

--------------------------------------------------------------------------------

                TOP TEN HOLDINGS
                 % of Net Assets

                                          12/31/00
Crown Cork & Seal Co., Inc.                    2.9
Monsanto Co.                                   2.7
Masco Corp.                                    2.2
Vitria Technology, Inc.                        2.0
Minnesota Mining and Manufacturing Co.         1.9
IMC Global, Inc.                               1.8
Foster Wheeler Corp.                           1.7
Nacco Industries, Inc.                         1.6
Caterpillar, Inc.                              1.5
LandAmerica Financial Group, Inc.              1.5

              --------------------
                TOP FIVE SECTORS
                 % of Net Assets

                                          12/31/00
Technology                                    15.2
Financials                                    13.5
Basic Materials                               11.9
Consumer Cyclical                              9.0
Energy                                         7.9


WHAT WE SEE AHEAD

We anticipate that the year 2001 will be volatile for stocks, and the portfolio may experience a turnover rate that is higher than what we'd normally expect. We believe that investment opportunities in today's markets lie beneath the top 25 market capitalization issues, where we believe valuations and earnings prospects are much more reasonable.

Thank you for your support of Columbia Strategic Value Fund.

ROBERT A. UNGER
PORTFOLIO MANAGER

COLUMBIA BALANCED FUND

PERFORMANCE FOR THE YEAR

Columbia Balanced Fund returned 0.82% for the year ended December 31, 2000. This compares to the S&P 500, which returned -9.11%, and the Lehman Aggregate Bond Index, which returned 11.63% for the same period.

[SIDENOTE]

--------------------------------------------------------------------------------

          AVERAGE ANNUAL TOTAL RETURNS
             As of December 31, 2000

                                S&P      LEHMAN
                      CBF       500     AGGREGATE
                     -----     -----    ---------
1 Year                0.82%    -9.11%     11.63%
5 Years              12.61%    18.33%      6.46%
Since Inception      12.63%    16.54%      7.43%

            -----------------------
               GROWTH OF $10,000
                SINCE INCEPTION

[LINE CHART]

              COLUMBIA          S&P         LEHMAN
            BALANCED FUND       500       AGGREGATE
 10/1/1991     $10,000        $10,000      $10,000
12/31/1991     $10,673        $10,838      $10,507
12/31/1992     $11,479        $11,664      $11,285
12/31/1993     $12,619        $12,840      $12,385
12/31/1994     $12,518        $13,009      $12,023
12/31/1995     $15,994        $17,898      $14,244
12/31/1996     $18,076        $22,007      $14,761
12/31/1997     $21,908        $29,349      $16,185
12/31/1998     $26,130        $37,737      $17,592
12/31/1999     $28,751        $45,677      $17,448
12/31/2000     $30,233        $41,514      $19,478

Past performance is not predictive of future results. The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lehman Aggregate Bond Index represents average market-weighted performance of U.S. Treasury and agency securities, investment-grade corporate bonds and mortgage-backed securities with maturities greater than one year.


ECONOMIC GROWTH DECELERATES

The year began with the U.S. economy on very healthy footing. Nonetheless, as the rapid rate of economic expansion raised concerns of inflation, the Federal Reserve maintained its tightening policy from 1999 and raised short-term interest rates a total of 1.00% in the first half of the year.

In late summer, the economy began to slow, and this deceleration led to a steep decline in earnings expectations. In the equity markets, extremely high valuations in some sectors, the pace of the GDP deceleration, untested business models, and a general complacency regarding the cyclical nature of some businesses led to brutal corrections in the technology, telecommunications and media sectors.

In the bond markets, yields fell on longer maturity issues and rose on very short maturity bonds and Treasury bills. In addition, the supply of long-term Treasuries dwindled as the demand increased when the U.S. Treasury used a budget surplus to buy back longer-term issues.

EQUITY PERFORMANCE

Equity fund performance received a boost throughout the year from holdings in the health care, energy and financial sectors. In particular, Pfizer, Nabors Industries and Washington Mutual performed admirably. Pfizer is one of the largest pharmaceutical and consumer health care companies in the world, and investors gravitated to its superior earnings growth, its strong product portfolio, and the non-cyclical nature of its business. It remains a core equity holding in the portfolio.

Nabors Industries was a beneficiary of the higher demand for drilling services. The company provides oil, gas and geothermal land drilling services, which saw a dramatic increase in demand as corporations increased drilling activity in response to higher energy prices. In addition, financial services provider Washington Mutual saw its shares come back into favor from a very depressed valuation; investors took comfort in the company's credit stability and potential to benefit from an easing in Federal Reserve policy.

Clearly, the Fund was not immune to market weakness, especially the decline experienced in the NASDAQ Composite Index. The portfolio's gains were offset by the underperformance of technology, media, telecommunications and consumer cyclical sectors. Microsoft and America Online were two of our poorer performers in 2000.

[SIDENOTE]

--------------------------------------------------------------------------------

                 TOP TEN STOCK HOLDINGS
                     % of Net Assets

                                     12/31/00     6/30/00
Pfizer, Inc.                              3.7         3.7
Citigroup, Inc.                           2.6         2.1
Washington Mutual, Inc.                   2.1         0.8
General Electric Co.                      2.1         2.3
Merck & Co., Inc.                         2.0         1.3
Wal-Mart Stores, Inc.                     2.0         1.2
American International Group, Inc.        1.9         1.5
Pharmacia Corp.                           1.8         1.3
Schering-Plough Corp.                     1.7         1.3
Tyco International, Ltd.                  1.4         1.4

            -------------------

           PORTFOLIO COMPOSITION
              % of Net Assets
             December 31, 2000

[PIE CHART]

Common Stocks                          59.0%
Fixed Income                           37.8%
Cash                                    3.2%

[PIE CHART]

                June 30, 2000

Common Stocks                          59.9%
Fixed Income                           36.9%
Cash                                    3.2%


FIXED INCOME

On the bond side of the Fund, the growing preference for Treasuries pushed their performance past other higher yielding bonds. The portfolio's underweighting in Treasuries was offset by solid performance by mortgage-backed securities with comparable maturities. By overweighting the portfolio with highly rated commercial mortgage-backed and asset-backed securities, we were able to boost the Fund's total return.

Investment-grade and high yield corporate bonds trailed well behind Treasuries for the year, and our decision to overweight these securities negatively impacted bond portfolio performance. However, the declining prices of corporate bonds has enabled their yields to increase relative to Treasuries and adds to their performance potential.

LOOKING AHEAD

Earnings growth is expected to retreat dramatically in 2001 from the very high levels of late 1999 and early 2000. While we are maintaining stock investments in high quality companies across sectors, we have been raising our exposure to companies and industries that will benefit from the Fed's recently adopted easing policy. Historically, easing by the Fed has resulted in a positive response by the stock market.

We believe that bonds will continue to perform well during 2001 as the Fed continues to lower short-term interest rates. We expect corporate bonds and high yield bonds will outperform Treasury securities during the coming year.

GUY W. POPE, LEONARD A. APLET AND JEFFREY L. RIPPEY
ON BEHALF OF THE COLUMBIA INVESTMENT TEAM

COLUMBIA SHORT TERM BOND FUND

NEW INVESTMENT STRATEGY

Columbia Short Term Bond Fund started the year as Columbia U.S. Government Securities Fund, then changed its name and expanded its investment strategy on November 1, 2000. In addition to government bonds, the portfolio now includes mortgage- and asset-backed securities along with corporate debt. The Fund seeks a high level of current income consistent with a high degree of stability.

FUND PERFORMANCE

Columbia Short Term Bond Fund posted a return of 7.26% for the year ended December 31, 2000. This compares to 8.00% posted by the Merrill Lynch 1-3 Year Treasury Index, the Fund's previous benchmark, and 8.88% posted by the Merrill Lynch 1-5 Year Government/Corporate Index, its new benchmark. From November 1 through December 31, 2000, the Fund returned 2.74% versus 2.62% for the Merrill Lynch 1-5 Year Government/Corporate Index and 2.16% for the Merrill Lynch 1-3 Year Treasury Index. The Fund benefited from price gains on its bonds and from a drop in short-term and intermediate-term rates in the fourth quarter of the year.

ENVIRONMENT INFLUENCES PERFORMANCE

From the summer of 1999 through the first half of 2000, the Federal Reserve raised short-term interest rates a total of 1.75% in an attempt to contain very strong economic growth and stave off inflation. In the second half of 2000, a slowdown in consumer spending and a decline in housing starts pointed to an economic slowdown. In the third quarter, economic growth slowed to a pace of 2.2%, less than half the pace recorded in the first quarter. Although inflation rose 3.4% for the year, most of the increase was due to higher oil prices and appears temporary. The market anticipates inflation will trend lower in the year ahead.

The sharply slower rate of economic growth along with stable prices put the Fed on an easing path. Anticipation of the Fed's change in policy resulted in strong performance for bonds late in the fourth quarter as the Fed shifted to an easing bias in its December meeting. In fact, the Fed lowered rates 1.00% in two moves in January 2001.

[SIDENOTE]

--------------------------------------------------------------------------------

                 AVERAGE ANNUAL TOTAL RETURNS
                    As of December 31, 2000

                                    MERRILL
                                      1-5           MERRILL
                       CSTB        GOV'T/CORP        1-3
                      ------       ----------       -----
   1 Year              7.26%         8.88%          8.00%
   5 Years             5.00%         6.08%          5.92%
   10 Years            5.91%         6.92%          6.42%

                             ----------------------

                                GROWTH OF $10,000
                                  OVER 10 YEARS

[LINE CHART]

                   COLUMBIA SHORT    MERRILL LYNCH 1-3 YEAR    MERRILL LYNCH 1-5 YEAR
                   TERM BOND FUND       TREASURY INDEX            GOV'T/CORP INDEX
     12/31/1990       $10,000               $10,000                   $10,000
     12/31/1991       $11,272               $11,168                   $11,302
     12/31/1992       $11,927               $11,872                   $12,081
     12/31/1993       $12,632               $12,514                   $12,942
     12/31/1994       $12,628               $12,585                   $12,871
     12/31/1995       $13,917               $13,970                   $14,539
     12/31/1996       $14,453               $14,665                   $15,211
     12/31/1997       $15,286               $15,642                   $16,300
     12/31/1998       $16,268               $16,737                   $17,552
     12/31/1999       $16,561               $17,249                   $17,936
     12/31/2000       $17,764               $18,627                   $19,528

Past performance is not predictive of future results. The Merrill Lynch 1-3 Year Treasury Index represents the average return of all Treasury notes with 1- to 3-year maturities. The Merrill Lynch 1-3 Year Treasury Index will be replaced by the Merrill Lynch 1-5 Year Government/ Corporate Index, which serves as a more useful comparison for the Fund given its revised investment strategy. The Merrill Lynch 1-5 Year Government/Corporate Index is an unmanaged index that includes all U.S. government debt with at least $100 million face value outstanding, as well as investment-grade rated corporate debt with at least $100 million face value outstanding, with a maturity of 1-5 years.

MAINTAINING HIGH QUALITY

The Fund maintains a short to intermediate maturity and an average duration of 3 years or less. High quality corporate bonds, asset-backed securities and mortgage-backed securities are overweighted in the Fund; currently, their yields are historically high relative to Treasuries. Expectations of further easing of interest rates in the first few months of this year should support bond prices going forward.

Thank you for your confidence in Columbia Short Term Bond Fund.

LEONARD A. APLET AND JEFFREY L. RIPPEY
PORTFOLIO MANAGERS

[SIDENOTE]

--------------------------------------------------------------------------------

                 PORTFOLIO HIGHLIGHTS

                                     12/31/00   6/30/00
  Current Yield                        5.95%     5.78%
    Based on the 30 day period
    ending on each date shown
  Weighted Averages, in years
    Duration                           2.23      1.07
    Maturity                           2.38      1.05

[PIE CHART]

                  Portfolio Composition
                     % of Net Assets
                    December 31, 2000


Asset-Backed Securities                       18.8%
Collateralized Mortgage Obligations           12.4%
Corporate Bonds                               37.0%
Mortgage Pass-Throughs                        16.0%
Treasury/Agency                               12.1%
Cash                                           3.7%

[PIE CHART]

                                 June 30, 2000

Treasury/Agency                      96.5%
Cash                                  3.5%

COLUMBIA FIXED INCOME SECURITIES FUND

ANNUAL PERFORMANCE

Columbia Fixed Income Securities Fund posted strong results for the year ended December 31, 2000, with a return of 11.27%. The Fund's benchmark, the Lehman Aggregate Bond Index, returned 11.63% for the same period.

FED TIGHTENING DRIVES SHORT RATES HIGHER

In the first half of the year, the Fed responded to rising energy prices, strong consumer demand and low unemployment by increasing the federal funds rate by 1.00% in three separate moves. The Fed's intent was to slow growth to a more sustainable pace and stave off inflation. Tentative signs of slowing appeared in the late spring and summer. By early fall, the Fed's actions had clearly made an impact, and corporate earnings forecasts were lowered. Growth in the third quarter slowed to 2.2%, less than half the pace recorded in the first quarter. Anticipation of Fed easing resulted in strong performance for bonds in December as the Fed shifted to an easing bias, and also in January 2001 when the Fed lowered short-term rates.

During 2000, yields fell on longer maturity issues and rose on very short maturity bonds including Treasury bills. This inverted yield curve was brought about by the Federal Reserve's tightening policy during the first five months of the year. A dwindling supply of long-term Treasury issues also contributed to inverted yields: the demand for long-term Treasuries increased as the U.S. Treasury used a budget surplus to buy back longer-term issues.

[SIDENOTE]

--------------------------------------------------------------------------------

        AVERAGE ANNUAL TOTAL RETURNS
           As of December 31, 2000

                                     LEHMAN
                          CFIS      AGGREGATE
                         ------     ---------
   1 Year                11.27%      11.63%
   5 Years               5.92%        6.46%
   10 Years              7.88%        7.96%

                      -------------------

                      GROWTH OF $10,000
                        OVER 10 YEARS

[LINE CHART]

                   COLUMBIA FIXED INCOME    LEHMAN AGGREGATE
                      SECURITIES FUND          BOND INDEX
     12/31/1990          $10,000                $10,000
     12/31/1991          $11,684                $11,600
     12/31/1992          $12,618                $12,458
     12/31/1993          $13,939                $13,673
     12/31/1994          $13,470                $13,274
     12/31/1995          $16,018                $15,726
     12/31/1996          $16,557                $16,296
     12/31/1997          $18,140                $17,869
     12/31/1998          $19,490                $19,422
     12/31/1999          $19,197                $19,263
     12/31/2000          $21,358                $21,504

Past performance is not predictive of future results. The Lehman Aggregate Bond Index represents average market-weighted performance of U.S. Treasury and agency securities, investment-grade corporate bonds and mortgage-backed securities with maturities greater than one year.

PORTFOLIO HOLDINGS

The growing preference for Treasuries during the year pushed their performance past other higher yielding bonds. The portfolio's underweighting in Treasuries was offset by solid security selection in other areas. Mortgage-backed securities with maturities comparable to Treasuries performed quite well during the year. By overweighting the portfolio with highly rated commercial mortgage-backed and asset-backed securities, we were able to boost the Fund's returns.

Investment-grade and high yield corporate bonds trailed well behind Treasuries for the year, and our decision to overweight these securities negatively impacted the portfolio. However, the declining prices of corporate bonds has enabled their yields to increase relative to Treasuries and adds to their performance potential. We took advantage of this improved relative value of corporate bonds by increasing their weighting in the Fund by about 6% during 2000.

THE COMING YEAR

We believe that bonds will continue to perform well during 2001 as the Fed continues to lower short-term interest rates. We expect corporate bonds and high yield bonds will outperform Treasury securities during the coming year.

Thank you for your interest in Columbia Fixed Income Securities Fund.

LEONARD A. APLET AND JEFFREY L. RIPPEY
PORTFOLIO MANAGERS

[SIDENOTE]

--------------------------------------------------------------------------------

                PORTFOLIO COMPOSITION
                  % of Net Assets

                                    12/31/00    6/30/00
  Asset-Backed Securities             7.8         8.4
  Collateralized Mortgage
    Obligations                      21.4        22.8
  Corporate Bonds                    43.5        39.2
  Mortgage Pass-Throughs             15.2        15.7
  Treasury/Agency Obligations        10.1        11.5
  Cash                                2.0         2.4

[PIE CHART]

            Portfolio Quality
         % of Portfolio Holdings
            December 31, 2000

Treasury/Agency                    38.6%
Aaa                                17.1%
Aa                                  7.1%
A                                  19.3%
Baa                                11.5%
Ba                                  5.7%
B                                   0.7%

[PIE CHART]

                                 June 30, 2000

Treasury/Agency                    43.5%
Aaa                                17.3%
Aa                                  5.0%
A                                  15.0%
Baa                                14.3%
Ba                                  4.9%

As rated by Moody's Investors Service, Inc.

COLUMBIA NATIONAL MUNICIPAL BOND FUND

FUND PERFORMANCE

Columbia National Municipal Bond Fund posted a return of 10.87% for the year ended December 31, 2000. In comparison, the Lipper General Municipal Debt Funds Index returned 11.10%.

FED TIGHTENING TAKES EFFECT

During the first half of the year, rising energy prices, strong consumer demand and low unemployment prompted the Fed to increase interest rates three times to slow the accelerating pace of economic growth. In late spring and summer, tentative signs appeared that consumer spending was beginning to moderate, and housing starts declined. Evidence of an economic slowdown accumulated through the fall, and third quarter GDP expanded at a rate of 2.2% -- less than half the rate recorded during the first quarter of 2000. As the year ended, it became increasingly clear that the deceleration in economic indicators was sharper than expected. In response, the Fed shifted to an easing bias in December and cut short rates 1.00% in January 2001.

Interest rates on bonds were mixed in the first half of the year, with yields on shorter maturities rising and yields on longer maturities falling, as investors began to suspect that the Fed tightening cycle was coming to an end. As it became clear economic growth was indeed slowing, bond prices rallied in anticipation that the Fed may begin to ease rates. Supply and demand factors worked favorably for municipal bonds during 2000 as well: higher interest rates stemmed the flow of refunding issues while demand picked up as investors sought a haven away from the volatility of the equity market.

MUNICIPALITIES IN SOLID POSITION NATIONWIDE

Nationally, the supply of new issues was relatively light in 2000, which helped to push prices higher. Despite the rally in prices in the latter half of the year, municipal bonds remain attractive, with yields at historically high levels relative to Treasuries. In addition, the muni bond market is not suffering from credit problems: state budget surpluses remain strong, major rating agencies are upgrading securities at a greater rate than downgrading them, and defaults are virtually non-existent. Also, with the recent volatility in equity prices, investor demand for municipal bonds is strengthening since municipal bonds have the potential to provide the security of a tax-exempt fixed income stream as well as some price appreciation.

[SIDENOTE]
--------------------------------------------------------------------------------

            AVERAGE ANNUAL TOTAL RETURNS
               As of December 31, 2000

                                  LEHMAN    LIPPER
                         CNMF      MUNI     GENERAL
                        ------    ------    -------
   1 Year               10.87%    11.68%     11.10%
   Since Inception       3.38%     4.67%*     3.12%

                             ----------------------

                                GROWTH OF $10,000
                                 SINCE INCEPTION

[LINE CHART]

                                                    LIPPER GENERAL            LEHMAN BROTHERS
                       COLUMBIA NATIONAL         MUNICIPAL DEBT FUNDS          MUNICIPAL BOND
                      MUNICIPAL BOND FUND               INDEX                      INDEX*
         2/24/1999          $10,000                    $10,000                    $10,000
         3/31/1999           $9,920                    $10,005                    $10,014
         6/30/1999           $9,733                     $9,803                     $9,837
         9/30/1999           $9,675                     $9,678                     $9,797
        12/31/1999           $9,607                     $9,543                     $9,721
         3/31/2000           $9,867                     $9,811                    $10,005
        12/31/2000          $10,652                    $10,602                    $10,856

Past performance is not predictive of future results. The Lehman Brothers Municipal Bond Index is an unmanaged index considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year, issued on or after January 1, 1991, with a deal size greater than $50 million and a maturity size of at least $5 million, and having a fixed rate coupon. The Lipper General Municipal Debt Funds Index represents average performance of the 30 largest general municipal debt funds tracked by Lipper Analytical Services.
*Performance since 3/1/99.

As always, the Fund's holdings consist of high quality bonds representing issuers in states throughout the country. When selecting bonds for the portfolio, we seek investment-grade issues (or their unrated equivalents) with attractive yields, considering the interest rate, maturity, callability and quality of the specific bond. We tend to focus on municipal bonds that are backed with taxing power or service revenues to pay down debt.

THE OUTLOOK FOR MUNIS

The municipal bond market should continue to be favorable in 2001. Even as economic growth slows, state and local government finances remain healthy after several years of solid growth and improving real estate values. Therefore, municipal credit quality should remain strong and municipalities should be in a good position to repay their debts.

Thank you for your interest in Columbia National Municipal Bond Fund.

GRETA R. CLAPP
PORTFOLIO MANAGER

[SIDENOTE]

--------------------------------------------------------------------------------

                       TOP TEN STATES
                      % of Net Assets

                               12/31/00      6/30/00
  Oregon                           23.9         18.2
  Washington                       16.8         15.3
  Texas                             9.0          9.4
  Illinois                          4.9          7.4
  New York                          4.4          4.2
  Michigan                          3.6          4.4
  Alaska                            3.6          3.5
  Mississippi                       3.4          3.3
  Oklahoma                          2.9          2.8
  Kentucky                          2.6          2.5

[PIE CHART]

                Portfolio Quality
             % of Portfolio Holdings
                December 31, 2000


Aaa                                        38.2%
Aa                                         17.7%
A                                          14.5%
Baa                                         9.1%
Not Rated                                  20.5%

[PIE CHART]

                   June 30, 2000


Aaa                                        41.7%
Aa                                         18.1%
A                                          15.1%
Baa                                         9.0%
Not Rated                                  16.1%

                   As rated by Moody's Investors Service, Inc.

COLUMBIA OREGON MUNICIPAL BOND FUND

PERFORMANCE FOR THE YEAR

For the year ended December 31, 2000, Columbia Oregon Municipal Bond Fund returned 10.28%. In comparison, the Lipper Oregon Municipal Debt Funds Average returned 10.69%, and the Lehman General Obligation Bond Index returned 10.98% for the period. Municipals recorded strong performance in 2000 in an environment of generally declining interest rates, strong financial health for municipal issuers, and low default rates.

ECONOMIC GROWTH SLOWS

During the first half of the year, rising energy prices, strong consumer demand and low unemployment prompted the Fed to increase interest rates three times to slow the accelerating pace of economic growth. In late spring and summer, tentative signs appeared that consumer spending was beginning to moderate, and housing starts declined. Evidence of an economic slowdown accumulated through the fall, and third quarter GDP expanded at a rate of 2.2% -- less than half the rate recorded during the first quarter of 2000. As the year ended, it became increasingly clear that the deceleration in economic indicators was sharper than expected. In response, the Fed shifted to an easing bias in December and cut short-term interest rates 1.00% in two moves in January 2001.

Interest rates on bonds were mixed in the first half of the year, with yields on shorter maturities rising and yields on longer maturities falling, as investors began to suspect that the Fed tightening cycle was coming to an end. As it became clear economic growth was indeed slowing, bond prices rallied in anticipation that the Fed may begin to ease rates. Supply and demand factors worked favorably for municipals during 2000 as well: higher interest rates stemmed the flow of refunding issues while demand picked up as investors sought a haven away from the volatility of the equity market.

[SIDENOTE]

--------------------------------------------------------------------------------

           AVERAGE ANNUAL TOTAL RETURNS
             As of December 31, 2000

                                LEHMAN    LIPPER
                      CMBF       G.O.       OR
                     ------     ------    -------
   1 Year            10.28%     10.98%     10.69%
   5 Years            4.97%      5.85%      4.59%
   10 Years           6.21%      7.13%      6.25%

                              ---------------------

                                GROWTH OF $10,000
                                  OVER 10 YEARS

[LINE CHART]

                       COLUMBIA OREGON               LEHMAN GENERAL                  LIPPER OREGON
                     MUNICIPAL BOND FUND          OBLIGATION BOND INDEX          MUNICIPAL DEPT FUNDS
     12/31/1990          $ 10,000                       $ 10,000                      $ 10,000
     12/31/1991          $ 11,173                       $ 11,140                      $ 11,134
     12/31/1992          $ 11,895                       $ 12,117                      $ 12,015
     12/31/1993          $ 13,171                       $ 13,538                      $ 13,450
     12/31/1994          $ 12,555                       $ 12,905                      $ 12,556
     12/31/1995          $ 14,331                       $ 14,990                      $ 14,655
     12/31/1996          $ 14,871                       $ 15,701                      $ 15,124
     12/31/1997          $ 16,115                       $ 17,082                      $ 16,427
     12/31/1998          $ 17,014                       $ 18,222                      $ 17,332
     12/31/1999          $ 16,563                       $ 17,947                      $ 16,564
     12/31/2000          $ 18,265                       $ 19,920                      $ 18,340

Past performance is not predictive of future results. The Lehman General Obligation Bond Index represents average market-weighted performance of general obligation securities that have been issued in the last five years with maturities greater than one year. The Lipper Oregon Municipal Debt Funds average measures performance of all Oregon municipal bond funds tracked by Lipper Analytical Services, Inc.

SELECTING BONDS FOR THE PORTFOLIO

The portfolio consists of investment-grade securities, as well as some non-rated issues that we believe are comparable to investment-grade issues. In general, we seek high quality issues that we believe are offered at attractive yields considering their interest rate, maturity and ability to be called by the issuer. We tend to focus on municipal bonds that are backed by the taxing power of a school district, city or county, or by a stable stream of revenues, like water and sewer billings. We also favor health care centers that are the dominant providers in their region. Trades are executed to improve the quality, yield or callability of issues in the portfolio, or to exchange shorter maturity bonds with low yields for longer maturity bonds with higher yields. Many times, trades are executed for both of these reasons.

OUTLOOK FOR 2001

The municipal bond market should continue to be favorable in 2001. Even as economic growth slows, state and local government finances remain healthy after several years of solid growth and improving real estate values. Therefore, municipal bond credit quality should remain strong and municipalities should be in a good position to repay their debts. In addition, in light of the recent volatility in equity prices, investors are placing greater value on instruments that offer the security of a fixed income stream as well as potential price appreciation, particularly on an after-tax basis.

While supply continues to be light early in 2001, a series of new issuances approved by Oregon voters in the November election may temporarily push prices lower and yields higher in Oregon relative to other states. Oregon's economy remains relatively sound, and the state's more diversified industrial base should provide support as economic growth slows nationwide.

Thank you for your continued confidence in Columbia Oregon Municipal Bond Fund.

GRETA R. CLAPP
PORTFOLIO MANAGER

[SIDENOTE]

--------------------------------------------------------------------------------

                    PORTFOLIO COMPOSITION
                      % of Net Assets

                                   12/31/00      6/30/00
  State General Obligation           5.0           5.5
  General Obligation                13.3          12.9
  Insured General Obligation        14.4          15.2
  Revenue                           39.6          36.2
  Insured Revenue                   19.4          22.7
  Pre-Refunded Bonds                 0.1           1.4
  U.S. Territories                   1.2           1.6
  Other Bonds                        3.5           2.7
  Cash                               3.5           1.8

[PIE CHART]

            Portfolio Quality
         % of Portfolio Holdings
            December 31, 2000


Aaa                                   37.6%
Aa                                    32.4%
A                                     14.8%
Baa                                    3.6%
Not Rated                             11.6%

[PIE CHART]

                June 30, 2000


Aaa                                  41.2%
Aa                                   31.2%
A                                    15.4%
Baa                                   3.5%
Not Rated                             8.7%

                   As rated by Moody's Investors Service, Inc.

COLUMBIA HIGH YIELD FUND

THE YEAR'S PERFORMANCE

For the year ending December 31, 2000, Columbia High Yield Fund returned 4.61%. In comparison, the Lipper High Yield Bond Fund Index returned -9.71% and the Salomon BB Index returned 2.96% for the period.

FED TIGHTENING PROVOKES INVESTOR CONCERNS

The Federal Reserve's attempts to slow economic growth to a more sustainable pace were successful after having increased the federal funds target rate 1.75% since the summer of 1999. The slowing economy was a major contributor to a double-digit drop in the stock market and investor worries that a downturn in spending would translate into a reduced ability for corporations to repay their debts. As earnings estimates began to decrease, banks also began tightening their lending standards, causing investors to demand higher yields on lower quality corporate debt as compared to high quality issues and Treasuries. Yield spreads have risen dramatically over the past year to levels typically seen during recessionary times.

In the face of almost weekly lowering of earnings estimates and economic numbers, the high yield market began to rebound in December. Expectations that the Fed would move from a tightening bias to an easing bias began to influence investors' preferences for risk. After shifting to an easing bias in its December meeting, the Fed, in fact, lowered interest rates 1.00% in January 2001.

[SIDENOTE]

--------------------------------------------------------------------------------

             AVERAGE ANNUAL TOTAL RETURNS
                As of December 31, 2000

                                   SALOMON     LIPPER
                          CHYF       BB         HYBF
                         -----     -------     ------
   1 Year                4.61%      2.96%      -9.71%
   5 Years               7.01%      6.93%       3.86%
   Since Inception       7.32%      7.73%       5.06%

                          ----------------------

                           GROWTH OF $10,000
                            SINCE INCEPTION

[LINE CHART]

                         COLUMBIA        LIPPER HIGH YIELD
                     HIGH YIELD FUND      BOND FUND INDEX        SALOMON BB
       10/1/1993         $10,000              $10,000              $10,000
      12/31/1993         $10,112              $10,498              $10,185
      12/31/1994         $10,019              $10,113              $10,048
      12/31/1995         $11,935              $11,870              $12,321
      12/31/1996         $13,060              $13,410              $13,429
      12/31/1997         $14,719              $15,177              $15,142
      12/31/1998         $15,640              $15,165              $16,361
      12/31/1999         $16,012              $15,890              $16,728
      12/31/2000         $16,748              $14,342              $17,221

Past performance is not predictive of future results. The Salomon BB Index measures the total return of bonds with a maturity of at least one year and includes bonds rated BB+, BB or BB- by Standard & Poor's or bonds rated Ba1, Ba2 or Ba3 by Moody's Investors Service. The Lipper High Yield Bond Fund Index represents equally-weighted performance of the 30 largest mutual funds within its category.

PERFORMANCE

Several factors contributed to the Fund's positive performance in 2000, including good industry weighting decisions, solid individual security selection, and a portfolio with some sensitivity to the drop in overall Treasury rates. Industries that performed very well last year were energy, gaming, cable and electric utilities, and the portfolio was overweighted in these sectors. Telecommunications and retail were two key industries that performed very poorly, and our decision to underweight these sectors aided performance.

Individual holdings that performed well were primarily in industries that also performed well. In the energy sector, top-performing bonds that benefited from rising energy prices included Newpark Resources, Pride Petroleum, R&B Falcon and Vintage Petroleum. In the cable sector, Charter Communications added value to the portfolio, while in the gaming sector, International Gaming Technology, Park Place and Harrah's all helped the Fund's overall performance. Other top-performing individual bonds were Allied Waste, Healthcare Properties and Tenet Healthcare. Individual securities that performed poorly were concentrated in the telecommunications sector. In that sector, NextLink, MetroMedia Fiber Network and Level 3 Communications were all down sharply for the year.

OUTLOOK

Our analysis of the yields currently available on high yield bonds suggests that the market is expecting an environment that is worse than we foresee. We believe that the Fed will continue to cut short rates until GDP growth improves. Despite the Fed's efforts, we believe default rates will rise in 2001 due to tighter bank lending standards and the continued deterioration in the credit fundamentals of lower quality companies that issued high yield bonds in 1997 and 1998. If history serves as a guide, however, high default rates do not necessarily prevent the high yield market from performing well. In 1991, the high yield market generated record returns despite unusually high default rates of approximately 10%. Today, default rates are running around 6%.

Thank you for your support of Columbia High Yield Fund.

JEFFREY L. RIPPEY AND KURT M. HAVNAER
PORTFOLIO MANAGERS

[SIDENOTE]

--------------------------------------------------------------------------------

                    TOP FIVE SECTORS
                     % of Net Assets

                                     12/31/00      6/30/00
  Business & Consumer Services         23.3         27.4
  Consumer Cyclical                    19.0         15.9
  Telecommunications                   10.4         11.2
  Energy                                7.6         10.5
  Consumer Staples                      7.5          7.8

[PIE CHART]

            Portfolio Quality
         % of Portfolio Holdings
            December 31, 2000

Baa                                   14.3%
Ba                                    51.1%
B                                     34.5%
C                                      0.1%

[PIE CHART]

                June 30, 2000

Baa                                     12.3%
Ba                                      46.4%
B                                       40.8%
C                                        0.5%

                   As rated by Moody's Investors Service, Inc.

COLUMBIA DAILY INCOME COMPANY

FUND PERFORMANCE

Columbia Daily Income Company posted a return of 6.00% for the year ended December 31, 2000.

FED MOVES TOWARDS EASING

In the first half of the year, the Fed responded to rising energy prices, strong consumer demand and low unemployment by increasing the federal funds rate 1.00% in three separate moves. The Fed's intent was to slow growth to a more sustainable pace and stave off inflation. By early fall, the Fed's actions had clearly made an impact as spending declined and corporate earnings forecasts were lowered. Growth in the third quarter slowed to 2.2%, less than half the pace recorded in the first quarter. In its December meeting, with economic growth decelerating more rapidly than anticipated, the Fed moved to an easing bias; it then followed up with a 1.00% decrease in short-term interest rates in two moves in January 2001.

Throughout the first three quarters of the year, the Fund benefited from an environment of rising short-term interest rates. The 7-day compound yield on the Fund, as of December 31, was 6.18%. In addition, the Fund's return continues to compare favorably to inflation. Although the Consumer Price Index rose 3.4% for the year, most of this increase was due to rising oil prices and appears to be temporary.

THE OUTLOOK

The rate of inflation should decline over the next 12 months, and we expect that more stable prices and slower economic growth will keep the Fed on an easing path. We believe that the Fund will continue to produce compelling returns for shareholders seeking a low risk investment. As always, the Fund invests in high quality, short-term debt instruments and maintains an average maturity of 30 to 50 days.

We value your investment with Columbia Daily Income Company.

LEONARD A. APLET
PORTFOLIO MANAGER

[SIDENOTE]

--------------------------------------------------------------------------------

           AVERAGE ANNUAL TOTAL RETURNS
              As of December 31, 2000

                                 CDIC       CPI
                                ------     -----
   1 Year                        6.00%     3.40%
   5 Years                       5.17%     2.54%
   10 Years                      4.64%     2.66%

                           --------------------

                            GROWTH OF $10,000
                              OVER 10 YEARS

[LINE CHART]

                        COLUMBIA DAILY               CONSUMER PRICE
                        INCOME COMPANY              INDEX (INFLATION)
     12/31/1990            $10,000                       $10,000
     12/31/1991            $10,566                       $10,310
     12/31/1992            $10,909                       $10,609
     12/31/1993            $11,183                       $10,895
     12/31/1994            $11,595                       $11,190
     12/31/1995            $12,231                       $11,469
     12/31/1996            $12,838                       $11,848
     12/31/1997            $13,494                       $12,049
     12/31/1998            $14,181                       $12,242
     12/31/1999            $14,849                       $12,573
     12/31/2000            $15,742                       $13,000

Past performance is not predictive of future results. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

                    -------------------
                   PORTFOLIO HIGHLIGHTS

                                      12/31/00       6/30/00
  Current Yield                         6.00%         6.02%
  Compound Yield                        6.18%         6.21%
    Based on the 7 day period
    ending on each date shown
  Weighted Average Maturity           40 days        44 days

                                                       FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                   COLUMBIA COMMON STOCK FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                        For a Fund Share Outstanding Throughout Each Year

                                                                 2000           1999           1998          1997          1996
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                           $     28.90    $     24.40    $     22.02   $     19.26   $     18.59
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss) ............................       (0.01)          0.03           0.09          0.29          0.25
   Net realized and unrealized gains (losses) on investments       (1.54)          6.25           5.68          4.58          3.61
-----------------------------------------------------------------------------------------------------------------------------------
     Total from investment operations ......................       (1.55)          6.28           5.77          4.87          3.86
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
   Dividends from net investment income ....................        --            (0.03)         (0.13)        (0.27)        (0.23)
   Distributions from capital gains ........................       (3.01)         (1.75)         (3.26)        (1.84)        (2.96)
-----------------------------------------------------------------------------------------------------------------------------------
     Total distributions ...................................       (3.01)         (1.78)         (3.39)        (2.11)        (3.19)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                 $     24.34    $     28.90    $     24.40   $     22.02   $     19.26
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN ...............................................      -5.73%          25.76%         26.28%        25.37%        20.71%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands) ..................... $   895,134    $   959,910    $   797,147   $   783,906   $   536,760
Ratio of expenses to average net assets ....................        0.75%          0.77%          0.80%         0.77%         0.76%
Ratio of net investment income (loss) to average net assets        (0.05)%         0.09%          0.56%         1.37%         1.32%
Portfolio turnover rate ....................................         104%            97%           141%           90%          111%


-----------------------------------------------------------------------------------------------------------------------------------
                                                      COLUMBIA GROWTH FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                       For a Fund Share Outstanding Throughout Each Year

                                                                  2000          1999          1998          1997           1996
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                           $     48.91   $     42.51   $     34.34   $     30.74    $     29.84
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss) ............................       (0.08)        (0.03)         0.03          0.19           0.19
   Net realized and unrealized gains (losses) on investments       (3.49)        11.09         10.39          7.90           6.04
-----------------------------------------------------------------------------------------------------------------------------------
     Total from investment operations ......................       (3.57)        11.06         10.42          8.09           6.23
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
   Dividends from net investment income ....................        --           (0.00)*       (0.08)        (0.17)         (0.17)
   Distributions from capital gains ........................       (5.27)        (4.66)        (2.17)        (4.32)         (5.16)
-----------------------------------------------------------------------------------------------------------------------------------
     Total distributions ...................................       (5.27)        (4.66)        (2.25)        (4.49)         (5.33)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                 $     40.07   $     48.91   $     42.51   $     34.34    $     30.74
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN ...............................................      -7.94%         26.02%        30.34%        26.32%         20.80%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands) ..................... $ 1,919,227   $ 2,160,739   $ 1,753,024   $ 1,324,918    $ 1,064,100
Ratio of expenses to average net assets ....................        0.65%         0.65%         0.68%         0.71%          0.71%
Ratio of net investment income (loss) to average net assets        (0.18)%       (0.07)%        0.21%         0.55%          0.63%
Portfolio turnover rate ....................................         114%          118%          105%           96%            75%

* Amount represents less than $0.01 per share.

                 See Accompanying Notes to Financial Statements

                                                       FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                COLUMBIA INTERNATIONAL STOCK FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                        For a Fund Share Outstanding Throughout Each Year

                                                                  2000          1999          1998          1997           1996
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                           $     22.81   $     15.45   $     13.70   $     13.86    $     13.07
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss) ............................       (0.04)        (0.05)        (0.00)*        0.03           0.03
   Net realized and unrealized gains (losses) on investments
     and foreign currency transactions .....................       (5.17)         9.00          1.76          1.56           2.13
-----------------------------------------------------------------------------------------------------------------------------------
     Total from investment operations ......................       (5.21)         8.95          1.76          1.59           2.16
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
   Dividends from net investment income ....................        --            --            --            --            (0.23)
   Distributions from capital gains ........................       (2.83)        (1.59)        (0.01)        (1.75)         (1.14)
-----------------------------------------------------------------------------------------------------------------------------------
     Total distributions ...................................       (2.83)        (1.59)        (0.01)        (1.75)         (1.37)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                 $     14.77   $     22.81   $     15.45   $     13.70    $     13.86
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN ...............................................     -22.64%         57.93%        12.83%        11.47%         16.59%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands) ..................... $   175,316   $   239,223   $   134,193   $   146,281    $   125,510
Ratio of expenses to average net assets ....................        1.42%         1.48%         1.56%         1.62%          1.54%
Ratio of net investment income (loss) to average net assets        (0.19)%       (0.35)%       (0.02)%        0.19%          0.22%
Portfolio turnover rate ....................................         112%           94%           74%          122%           129%

* Amount represents less than $0.01 per share.

-----------------------------------------------------------------------------------------------------------------------------------
                                                       COLUMBIA SPECIAL FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                        For a Fund Share Outstanding Throughout Each Year

                                                                  2000          1999          1998           1997          1996
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                           $     29.93   $     23.62   $     20.26    $     19.85   $     21.44
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss) ............................       (0.10)        (0.16)        (0.03)          0.01         (0.06)
   Net realized and unrealized gains on investments ........        4.45          8.74          3.40           2.50          2.85
-----------------------------------------------------------------------------------------------------------------------------------
     Total from investment operations ......................        4.35          8.58          3.37           2.51          2.79
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
   Dividends from net investment income ....................        --            --           (0.01)          --            --
   Distributions from capital gains ........................       (8.29)        (2.27)        (0.00)*        (2.10)        (4.38)
-----------------------------------------------------------------------------------------------------------------------------------
   Total distributions .....................................       (8.29)        (2.27)        (0.01)         (2.10)        (4.38)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                 $     25.99   $     29.93   $     23.62    $     20.26   $     19.85
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN ...............................................       13.84%        36.33%        16.64%         12.64%        13.07%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands) ..................... $ 1,095,525   $   918,322   $   969,359    $ 1,249,718   $ 1,585,284
Ratio of expenses to average net assets ....................        0.99%         1.09%         1.03%          0.98%         0.94%
Ratio of net investment income (loss) to average net assets        (0.38)%       (0.64)%       (0.09)%         0.04%        (0.29)%
Portfolio turnover rate ....................................         169%          135%          135%           166%          150%

* Amount represents less than $0.01 per share.


                 See Accompanying Notes to Financial Statements

                                                      FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------------
                                                    COLUMBIA SMALL CAP FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                      For a Fund Share Outstanding Throughout Each Period

                                                                 2000         1999          1998         1997           1996(1)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $    27.26   $    17.43    $    16.65   $    12.99    $     12.00
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss .....................................      (0.10)       (0.14)        (0.09)       (0.08)         (0.00)*
   Net realized and unrealized gains on investments ........       1.75        10.45          0.87         4.51           0.99
-----------------------------------------------------------------------------------------------------------------------------------
     Total from investment operations ......................       1.65        10.31          0.78         4.43           0.99
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
   Distributions from capital gains ........................      (3.04)       (0.48)        (0.00)*      (0.77)          --
-----------------------------------------------------------------------------------------------------------------------------------
     Total distributions ...................................      (3.04)       (0.48)        (0.00)       (0.77)          --
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $    25.87   $    27.26    $    17.43   $    16.65    $     12.99
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN ...............................................       5.85%       59.15%         4.69%       34.10%          7.62%(2)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands) ................... $  518,970   $  290,374    $  160,472   $   96,431    $    21,061
Ratio of expenses to average net assets ....................       1.22%        1.30%         1.34%        1.46%          1.61%(3)
Ratio of net investment loss to average net assets .........      (0.44)%      (0.84)%       (0.68)%      (0.81)%        (0.00)%(3)
Portfolio turnover rate ....................................        145%         188%          158%         172%            33%(3)

*  Amount represents less than $0.01 per share.
(1)  From inception of operations on September 11, 1996.
(2)  Not annualized
(3)  Annualized


-----------------------------------------------------------------------------------------------------------------------------------
                                                COLUMBIA REAL ESTATE EQUITY FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                       For a Fund Share Outstanding Throughout Each Year

                                                                  2000          1999          1998          1997           1996
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                           $     14.57   $     15.76   $     18.80   $     16.16    $     12.71
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ...................................        0.81          0.82          0.75          0.79           0.77
   Net realized and unrealized gains (losses) on investments        3.32         (1.19)        (3.04)         3.15           3.94
-----------------------------------------------------------------------------------------------------------------------------------
     Total from investment operations ......................        4.13         (0.37)        (2.29)         3.94           4.71
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
   Dividends from net investment income ....................       (0.75)        (0.71)        (0.66)        (0.62)         (0.52)
   Distributions from capital gains ........................        --            --            --           (0.51)         (0.53)
   Return of capital .......................................       (0.06)        (0.11)        (0.09)        (0.17)         (0.21)
-----------------------------------------------------------------------------------------------------------------------------------
     Total distributions ...................................       (0.81)        (0.82)        (0.75)        (1.30)         (1.26)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                 $     17.89   $     14.57   $     15.76   $     18.80    $     16.16
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN ...............................................       28.84%       -2.45%       -12.33%         24.74%         38.30%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands) ..................... $   436,764   $   241,716   $   164,172   $   151,554    $    68,073
Ratio of expenses to average net assets ....................        0.96%         0.99%         1.01%         1.02%          1.06%
Ratio of net investment income to average net assets .......        5.16%         5.66%         4.60%         4.87%          6.23%
Portfolio turnover rate ....................................          25%           29%            6%           34%            46%


                 See Accompanying Notes to Financial Statements

                                                      FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                    COLUMBIA TECHNOLOGY FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                    For a Fund Share Outstanding Throughout Each Period

                                                                    2000(1)
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $   10.00
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ......................................        0.01
   Net realized and unrealized losses on investments ..........       (1.37)
-------------------------------------------------------------------------------
     Total from investment operations .........................       (1.36)
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
   Dividends from net investment income .......................       (0.01)
-------------------------------------------------------------------------------
     Total distributions ......................................       (0.01)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $    8.63
-------------------------------------------------------------------------------
TOTAL RETURN ..................................................      -13.78%(2)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands) ......................   $   4,327
Ratio of expenses to average net assets .......................        1.48%(3)
Ratio of expenses to average net assets before
   voluntary reimbursment .....................................        8.97%(3)
Ratio of net investment income to average net assets ..........        0.99%(3)
Portfolio turnover rate .......................................          63%(2)

(1)  From inception of operations on October 27, 2000.
(2)  Not annualized
(3)  Annualized


-----------------------------------------------------------------------------------------------------------------------------------
                                                  COLUMBIA STRATEGIC VALUE FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                      For a Fund Share Outstanding Throughout Each Period

                                                                    2000(1)
----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $   10.00
----------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ......................................        0.02
   Net realized and unrealized gains on investments ...........        1.23
----------------------------------------------------------------------------
     Total from investment operations .........................        1.25
----------------------------------------------------------------------------
LESS DISTRIBUTIONS:
   Dividends from net investment income .......................       (0.02)
----------------------------------------------------------------------------
     Total distributions ......................................       (0.02)
----------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $   11.23
----------------------------------------------------------------------------
TOTAL RETURN ..................................................       12.25%(2)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands) ......................   $   9,526
Ratio of expenses to average net assets .......................        1.34%(3)
Ratio of expenses to average net assets before
   voluntary reimbursment .....................................        5.31%(3)
Ratio of net investment income to average net assets ..........        1.92%(3)
Portfolio turnover rate .......................................          64%(2)

(1)  From inception of operations on October 27, 2000.
(2)  Not annualized
(3)  Annualized


                 See Accompanying Notes to Financial Statements

                                                        FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                       COLUMBIA BALANCED FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                     For a Fund Share Outstanding Throughout Each Year

                                                                  2000          1999          1998          1997           1996
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ......................... $     24.72   $     23.17   $     21.42   $     20.32    $     20.08
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ...................................        0.67          0.69          0.72          0.84           0.76
   Net realized and unrealized gains (losses) on investments       (0.41)         2.21          3.52          2.92           1.58
-----------------------------------------------------------------------------------------------------------------------------------
     Total from investment operations ......................        0.26          2.90          4.24          3.76           2.34
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
   Dividends from net investment income ....................       (0.68)        (0.69)        (0.73)        (0.83)         (0.76)
   Distributions from capital gains ........................       (1.34)        (0.66)        (1.76)        (1.83)         (1.34)
-----------------------------------------------------------------------------------------------------------------------------------
     Total distributions ...................................       (2.02)        (1.35)        (2.49)        (2.66)         (2.10)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR ............................... $     22.96   $     24.72   $     23.17   $     21.42    $     20.32
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN ...............................................        0.82%        12.70%        20.07%        18.74%         11.78%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands) ..................... $ 1,126,854   $ 1,040,940   $   975,381   $   792,378    $   672,593
Ratio of expenses to average net assets ....................        0.65%         0.66%         0.67%         0.68%          0.66%
Ratio of net investment income to average net assets .......        2.73%         2.85%         3.22%         3.83%          3.82%
Portfolio turnover rate ....................................         105%          133%          128%          149%           133%


-----------------------------------------------------------------------------------------------------------------------------------
                                                  COLUMBIA SHORT TERM BOND FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                       For a Fund Share Outstanding Throughout Each Year

                                                                   2000          1999          1998          1997           1996
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ......................... $      8.20   $      8.39   $      8.29   $      8.24    $      8.34
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ...................................        0.42          0.33          0.38          0.41           0.41
   Net realized and unrealized gains (losses) on investments        0.16         (0.18)         0.14          0.05          (0.10)
-----------------------------------------------------------------------------------------------------------------------------------
     Total from investment operations ......................        0.58          0.15          0.52          0.46           0.31
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
   Dividends from net investment income ....................       (0.42)        (0.33)        (0.38)        (0.41)         (0.41)
   Distributions from capital gains ........................        --           (0.01)        (0.04)         --             --
-----------------------------------------------------------------------------------------------------------------------------------
     Total distributions ...................................       (0.42)        (0.34)        (0.42)        (0.41)         (0.41)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR ............................... $      8.36   $      8.20   $      8.39   $      8.29    $      8.24
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN ...............................................        7.26%         1.80%         6.43%         5.76%          3.85%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands) ..................... $    35,856   $    38,072   $    40,578   $    37,837    $    40,776
Ratio of expenses to average net assets ....................        0.88%         0.91%         0.89%         0.87%          0.80%
Ratio of expenses to average net assets before
   contractual reimbursment ................................        0.90%         0.91%         0.89%         0.87%          0.80%
Ratio of net investment income to average net assets .......        5.09%         4.09%         4.55%         4.99%          4.99%
Portfolio turnover rate ....................................         147%          211%          182%          184%           179%

                 See Accompanying Notes to Financial Statements

                                                        FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                               COLUMBIA FIXED INCOME SECURITIES FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                          For a Fund Share Outstanding Throughout Each Year

                                                                   2000          1999          1998          1997           1996
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ......................... $     12.44   $     13.42   $     13.41   $     13.08   $     13.51
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ...................................        0.82          0.78          0.83          0.85          0.85
   Net realized and unrealized gains (losses) on investments        0.53         (0.98)         0.14          0.36         (0.43)
-----------------------------------------------------------------------------------------------------------------------------------
     Total from investment operations ......................        1.35         (0.20)         0.97          1.21          0.42
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
   Dividends from net investment income ....................       (0.82)        (0.78)        (0.83)        (0.85)        (0.85)
   Distributions from capital gains ........................        --           (0.00)*       (0.13)        (0.03)         --
-----------------------------------------------------------------------------------------------------------------------------------
   Total distributions .....................................       (0.82)        (0.78)        (0.96)        (0.88)        (0.85)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR ............................... $     12.97   $     12.44   $     13.42   $     13.41   $     13.08
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN ...............................................       11.27%       -1.50%          7.44%         9.56%         3.37%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands) ..................... $   378,799   $   397,147   $   422,330   $   381,333   $   356,421
Ratio of expenses to average net assets ....................        0.66%         0.64%         0.65%         0.66%         0.64%
Ratio of net investment income to average net assets .......        6.53%         6.03%         6.15%         6.43%         6.53%
Portfolio turnover rate ....................................         105%          155%          107%          196%          178%

* Amount represents less than $0.01 per share.


-----------------------------------------------------------------------------------------------------------------------------------
                                              COLUMBIA NATIONAL MUNICIPAL BOND FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                    For a Fund Share Outstanding Throughout Each Period

                                                                   2000          1999(1)
---------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD .......................   $     9.28     $    10.00
---------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ...................................         0.44           0.34
   Net realized and unrealized gains (losses) on investments         0.54          (0.72)
---------------------------------------------------------------------------------------------
     Total from investment operations ......................         0.98          (0.38)
---------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
   Dividends from net investment income ....................        (0.44)         (0.34)
---------------------------------------------------------------------------------------------
     Total distributions ...................................        (0.44)         (0.34)
---------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .............................   $     9.82     $     9.28
---------------------------------------------------------------------------------------------
TOTAL RETURN ...............................................        10.87%         -3.93%(2)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands) ...................   $   10,898     $   10,135
Ratio of expenses to average net assets ....................         0.65%          0.65%(3)
Ratio of expenses to average net assets before
   contractual reimbursment ................................         1.29%          1.72%(3)
Ratio of net investment income to average net assets .......         4.68%          4.21%(3)
Portfolio turnover rate ....................................           21%            12%(3)

(1)  From inception of operations on February 10, 1999.
(2)  Not annualized
(3)  Annualized

                 See Accompanying Notes to Financial Statements

                                                          FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                  COLUMBIA OREGON MUNICIPAL BOND FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                           For a Fund Share Outstanding Throughout Each Year

                                                                  2000          1999          1998          1997           1996
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ......................... $     11.56   $     12.46   $     12.47   $     12.15    $     12.37
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ...................................        0.58          0.56          0.58          0.60           0.61
   Net realized and unrealized gains (losses) on investments        0.58         (0.88)         0.10          0.39          (0.16)
-----------------------------------------------------------------------------------------------------------------------------------
     Total from investment operations ......................        1.16         (0.32)         0.68          0.99           0.45
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
   Dividends from net investment income ....................       (0.58)        (0.56)        (0.58)        (0.60)         (0.61)
   Distributions from capital gains ........................       (0.01)        (0.02)        (0.11)        (0.07)         (0.06)
-----------------------------------------------------------------------------------------------------------------------------------
     Total distributions ...................................       (0.59)        (0.58)        (0.69)        (0.67)         (0.67)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR ............................... $     12.13   $     11.56   $     12.46   $     12.47    $     12.15
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN ...............................................       10.28%       -2.65%          5.58%         8.36%          3.77%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands) ..................... $   436,544   $   409,919   $   462,809   $   409,148    $   375,667
Ratio of expenses to average net assets ....................        0.58%         0.57%         0.58%         0.57%          0.56%
Ratio of net investment income to average net assets .......        4.92%         4.64%         4.60%         4.87%          5.00%
Portfolio turnover rate ....................................          22%           28%           17%           17%            19%


-----------------------------------------------------------------------------------------------------------------------------------
                                                       COLUMBIA HIGH YIELD FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                           For a Fund Share Outstanding Throughout Each Year

                                                                  2000           1999         1998           1997           1996
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ......................... $      9.32   $      9.84   $     10.04   $      9.94    $      9.88
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ...................................        0.75          0.74          0.76          0.81           0.81
   Net realized and unrealized gains (losses) on investments       (0.34)        (0.51)        (0.15)         0.40           0.07
-----------------------------------------------------------------------------------------------------------------------------------
     Total from investment operations ......................        0.41          0.23          0.61          1.21           0.88
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
   Dividends from net investment income ....................       (0.75)        (0.74)        (0.76)        (0.81)         (0.81)
   Distributions from capital gains ........................        --           (0.01)        (0.05)        (0.30)         (0.01)
-----------------------------------------------------------------------------------------------------------------------------------
     Total distributions ...................................       (0.75)        (0.75)        (0.81)        (1.11)         (0.82)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR ............................... $      8.98   $      9.32   $      9.84   $     10.04    $      9.94
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN ...............................................        4.61%         2.38%         6.26%        12.70%          9.43%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands) ..................... $    97,575   $    71,678   $    57,524   $    39,278    $    28,818
Ratio of expenses to average net assets ....................        0.93%         0.91%         0.95%         1.00%          0.93%
Ratio of expenses to average net assets before
   voluntary reimbursment ..................................        0.93%         0.91%         0.95%         1.02%          1.00%
Ratio of net investment income to average net assets .......        8.22%         7.71%         7.52%         8.05%          8.29%
Portfolio turnover rate ....................................          50%           49%           79%          124%            62%


                 See Accompanying Notes to Financial Statements

                                                         FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                     COLUMBIA DAILY INCOME COMPANY
-----------------------------------------------------------------------------------------------------------------------------------
                                     For a Fund Share Outstanding Throughout Each Year

                                                                   2000          1999          1998          1997           1996
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ......................... $      1.00   $      1.00   $      1.00   $      1.00   $      1.00
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ...................................       0.058         0.046         0.050         0.050         0.048
-----------------------------------------------------------------------------------------------------------------------------------
     Total from investment operations ......................       0.058         0.046         0.050         0.050         0.048
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
   Dividends from net investment income ....................      (0.058)       (0.046)       (0.050)       (0.050)       (0.048)
-----------------------------------------------------------------------------------------------------------------------------------
     Total distributions ...................................      (0.058)       (0.046)       (0.050)       (0.050)       (0.048)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR ............................... $      1.00   $      1.00   $      1.00   $      1.00   $      1.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN ...............................................        6.00%         4.71%         5.09%         5.11%         4.96%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands) ..................... $ 1,198,151   $ 1,165,289   $ 1,109,141   $ 1,169,096   $   889,800
Ratio of expenses to average net assets ....................        0.60%         0.64%         0.62%         0.63%         0.62%
Ratio of net investment income to average net assets .......        5.82%         4.61%         4.97%         4.99%         4.84%


                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

COLUMBIA COMMON STOCK FUND
DECEMBER 31, 2000

                                                                  SHARES          VALUE
------------------------------------------------------------------------------------------
COMMON STOCKS (98.3%)
  AUTO & HOUSING (0.4%)
    Masco Corp. ............................................      151,092     $  3,881,176
                                                                              ------------

  BANKS (11.4%)
    Bank of America Corp. ..................................      231,550       10,622,356
    Bank of New York Co., Inc., The ........................      201,100       11,098,206
    Bank One Corp. .........................................       90,300        3,307,238
    Citigroup, Inc. ........................................      788,533       40,264,466
    Old Kent Financial Corp. ...............................      128,000        5,600,000
    Washington Mutual, Inc. ................................      596,650       31,659,741
                                                                              ------------
                                                                               102,552,007
                                                                              ------------

  BROADCASTING (0.5%)
    *AT&T Corp. - Liberty Media Group
     (Class A) .............................................      307,064        4,164,555
                                                                              ------------

  BROKERS, MONEY MANAGERS (3.4%)
    American Express Co. ...................................      339,300       18,640,294
    Goldman Sachs Group, Inc. ..............................       32,150        3,438,040
    Morgan Stanley Dean Witter & Co. .......................      111,200        8,812,600
                                                                              ------------
                                                                                30,890,934
                                                                              ------------

  CABLE (1.2%)
   *Charter Communications, Inc. (Class A) .................      443,900       10,070,981
    Comcast Corp. (Class A Special) ........................       13,850          578,238
                                                                              ------------
                                                                                10,649,219
                                                                              ------------

  COMPUTERS (1.6%)
    Compaq Computer Corp. ..................................      621,050        9,346,802
   *Sun Microsystems, Inc. .................................      165,500        4,613,313
                                                                              ------------
                                                                                13,960,115
                                                                              ------------

  COSMETICS, HOUSEHOLD PRODUCTS (2.6%)
    Clorox Co. .............................................      237,750        8,440,125
    Kimberly-Clark Corp. ...................................      212,650       15,032,228
                                                                              ------------
                                                                                23,472,353
                                                                              ------------

  ELECTRIC & NATURAL GAS (4.3%)
    Coastal Corp. ..........................................      129,150       11,405,559
    Dynegy, Inc. (Class A) .................................      244,250       13,693,266
    Exelon Corp. ...........................................      192,650       13,525,957
                                                                              ------------
                                                                                38,624,782
                                                                              ------------

  ELECTRICAL EQUIPMENT/DIVERSIFIED INDUSTRIES (9.4%)
    Corning, Inc. ..........................................      122,000        6,443,125
    Emerson Electric Co. ...................................       94,000        7,408,375
    General Electric Co. ...................................      605,650       29,033,347
    Honeywell International, Inc. ..........................      412,800       19,530,600
    Tyco International, Ltd. ...............................      390,116     $ 21,651,438
                                                                              ------------
                                                                                84,066,885
                                                                              ------------

  ENERGY SERVICES (4.8%)
   *BJ Services Co. ........................................       49,050        3,378,319
   *Cooper Cameron Corp. ...................................       65,200        4,307,275
   *Global Marine, Inc. ....................................      217,850        6,181,494
   *Nabors Industries, Inc. ................................      240,000       14,196,000
   *Noble Drilling Corp. ...................................      198,700        8,631,031
   *Weatherford International, Inc. ........................      133,150        6,291,337
                                                                              ------------
                                                                                42,985,456
                                                                              ------------

  FOOD & DRUG RETAIL (0.4%)
    Walgreen Co. ...........................................       84,550        3,535,247
                                                                              ------------

  HEALTH CARE (15.5%)
    Merck & Co., Inc. ......................................      293,750       27,502,344
    Pfizer, Inc. ...........................................    1,208,287       55,581,202
    Pharmacia Corp. ........................................      491,200       29,963,200
    Schering-Plough Corp. ..................................      452,100       25,656,675
                                                                              ------------
                                                                               138,703,421
                                                                              ------------

  INSURANCE - ASSET GATHERERS (0.8%)
    John Hancock Financial Services, Inc. ..................      187,550        7,056,569
                                                                              ------------

  INSURANCE - PROPERTY & CASUALTY (3.5%)
    American International Group, Inc. .....................      316,537       31,198,678
                                                                              ------------

  INTERNATIONAL INTEGRATED (1.5%)
    Exxon Mobil Corp. ......................................      151,782       13,195,548
                                                                              ------------

  MACHINERY (0.8%)
    Caterpillar, Inc. ......................................      145,602        6,888,794
                                                                              ------------

  MATERIALS (0.5%)
    International Paper Co. ................................      120,000        4,897,500
                                                                              ------------

  MEDIA (2.1%)
   *America Online, Inc. ...................................      138,600        4,823,280
    Time Warner, Inc. ......................................      279,743       14,613,774
                                                                              ------------
                                                                                19,437,054
                                                                              ------------

  MEDICAL DEVICES (3.4%)
    Baxter International, Inc. .............................      154,700       13,661,944
   *Guidant Corp. ..........................................      310,100       16,726,019
                                                                              ------------
                                                                                30,387,963
                                                                              ------------

  MORTGAGE/FINANCE COMPANIES (1.4%)
    Freddie Mac ............................................      177,050       12,194,319
                                                                              ------------

  PERIPHERALS (1.2%)
   *EMC Corp. ..............................................      160,950       10,703,175
                                                                              ------------

  POLLUTION CONTROL (0.7%)
    Waste Management, Inc. .................................      226,600        6,288,150
                                                                              ------------


                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

COLUMBIA COMMON STOCK FUND (CONT.)
DECEMBER 31, 2000

                                                                  SHARES          VALUE
------------------------------------------------------------------------------------------

  RETAIL (5.4%)
    Home Depot, Inc. .......................................      421,650     $ 19,264,134
    Nike, Inc. (Class B) ...................................       74,687        4,168,468
    Wal-Mart Stores, Inc. ..................................      461,850       24,535,781
                                                                              ------------
                                                                                47,968,383
                                                                              ------------

  SEMICONDUCTORS (3.5%)
   *Broadcom Corp. .........................................       15,150        1,280,175
    Intel Corp. ............................................      523,200       15,826,800
   *Micron Technology, Inc. ................................      145,100        5,151,050
   *Novellus Systems, Inc. .................................       75,800        2,724,063
   *PMC-Sierra, Inc. .......................................       20,800        1,635,400
    Texas Instruments, Inc. ................................       94,750        4,488,781
                                                                              ------------
                                                                                31,106,269
                                                                              ------------

  SOFTWARE (6.2%)
   *Amdocs Ltd. ............................................      161,350       10,689,437
   *BEA Systems, Inc. ......................................       36,000        2,423,250
   *Comverse Technology, Inc. ..............................      117,750       12,790,594
   *Microsoft Corp. ........................................      352,350       15,327,225
   *Oracle Corp. ...........................................      367,100       10,668,844
   *Veritas Software Corp. .................................       37,950        3,320,625
                                                                              ------------
                                                                                55,219,975
                                                                              ------------

  TECHNOLOGY SERVICES (2.3%)
   *Celestica, Inc. ........................................      168,200        9,124,850
   *Computer Sciences Corp. ................................      122,350        7,356,294
   *Flextronics International, Ltd. ........................      145,300        4,141,050
                                                                              ------------
                                                                                20,622,194
                                                                              ------------

  TELECOMMUNICATION SERVICES (4.9%)
    BellSouth Corp. ........................................      312,250       12,782,734
   *Nextel Communications, Inc. ............................      137,050        3,391,988
   *Qwest Communications International, Inc. ...............      280,741       11,510,381
    SBC Communications, Inc. ...............................      263,300       12,572,575
   *Worldcom, Inc. .........................................      263,150        3,684,100
                                                                              ------------
                                                                                43,941,778
                                                                              ------------

  TELECOMMUNICATION EQUIPMENT (4.6%)
   *Cisco Systems, Inc. ....................................      519,350       19,865,138
    Nokia Corp..............................................      271,800       11,823,300
    Nortel Networks Corp....................................      129,350        4,147,284
   *Tellabs, Inc. ..........................................       99,000        5,593,500
                                                                              ------------
                                                                                41,429,222
                                                                              ------------
   Total Common Stocks
    (Cost $683,099,792) ....................................                   880,021,721
                                                                              ------------

                                                                PRINCIPAL
                                                                  AMOUNT          VALUE
------------------------------------------------------------------------------------------

    REPURCHASE AGREEMENT (1.9%)
    J.P. Morgan Securities, Inc.
    6.58% Dated 12/29/2000,
    due 01/02/2001 in the
    amount of $17,208,601
    Collateralized by U.S. Treasury Notes
    5.25% to 6.625% due
    05/15/2001 to 02/15/2006
    U.S. Treasury Bonds
    5.25% to 8.875% due
    08/15/2017 to 11/15/2028
    U.S. Treasury Bill due 03/01/2001
    (Cost $17,205,499) .....................................  $17,205,499     $ 17,205,499
                                                                              ------------

TOTAL INVESTMENTS (100.2%)
 (Cost $700,305,291) .......................................                   897,227,220

OTHER ASSETS LESS LIABILITIES (-0.2%) ......................                    (2,093,401)
                                                                              ------------

NET ASSETS (100.0%) ........................................                  $895,133,819
                                                                              ============

*  Non-income producing.

COLUMBIA GROWTH FUND
DECEMBER 31, 2000

                                                                  SHARES          VALUE
------------------------------------------------------------------------------------------
COMMON STOCKS (98.1%)
  BANKS (5.6%)
    Citigroup, Inc. ........................................    1,445,200     $ 73,795,525
    Washington Mutual, Inc. ................................      640,100       33,965,306
                                                                              ------------
                                                                               107,760,831
                                                                              ------------

  BROADCASTING (1.7%)
   *AT&T Corp. - Liberty Media Group
     (Class A) .............................................      714,000        9,683,625
   *Clear Channel Communications, Inc. .....................      292,081       14,147,673
   *USA Networks, Inc. .....................................      488,000        9,485,500
                                                                              ------------
                                                                                33,316,798
                                                                              ------------

  BROKERS, MONEY MANAGERS (3.7%)
    American Express Co. ...................................      350,700       19,266,581
    Goldman Sachs Group, Inc. ..............................       99,300       10,618,894
    Merrill Lynch & Co......................................      306,100       20,872,194
    Morgan Stanley Dean Witter & Co. .......................      257,800       20,430,650
                                                                              ------------
                                                                                71,188,319
                                                                              ------------


                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                                                  SHARES          VALUE
------------------------------------------------------------------------------------------
  CABLE (2.1%)
   *Charter Communications, Inc.
     (Class A) .............................................      710,100     $ 16,110,394
    Comcast Corp. (Class A Special) ........................      450,350       18,802,112
   *Cox Communications, Inc. (Class A) .....................      128,800        5,997,250
                                                                              ------------
                                                                                40,909,756
                                                                              ------------

  COMPUTERS (2.1%)
    Compaq Computer Corp. ..................................    1,768,950       26,622,697
   *Sun Microsystems, Inc.. ................................      458,800       12,789,050
                                                                              ------------
                                                                                39,411,747
                                                                              ------------

  ELECTRIC & NATURAL GAS (1.6%)
    Dynegy, Inc. (Class A) .................................      543,300       30,458,756
                                                                              ------------

  ELECTRICAL EQUIPMENT/DIVERSIFIED INDUSTRIES (10.5%)
    Corning, Inc. ..........................................      901,200       47,594,625
    General Electric Co. ...................................    1,035,000       49,615,312
    Honeywell International, Inc. ..........................      446,300       21,115,569
    Tyco International, Ltd. ...............................    1,510,900       83,854,950
                                                                              ------------
                                                                               202,180,456
                                                                              ------------

  ENERGY SERVICES (3.7%)
   *BJ Services Co. ........................................      239,100       16,468,013
   *Nabors Industries, Inc. ................................      599,150       35,439,722
   *Noble Drilling Corp. ...................................      429,150       18,641,203
                                                                              ------------
                                                                                70,548,938
                                                                              ------------

  FOOD & DRUG RETAIL (0.7%)
    Walgreen Co. ...........................................      300,850       12,579,291
                                                                              ------------

  HEALTH CARE (15.0%)
   *Amgen, Inc. ............................................      349,900       22,371,731
    Bristol-Myers Squibb Co. ...............................      268,600       19,859,613
    Cardinal Health, Inc. ..................................      167,400       16,677,225
   *Immunex Corp. ..........................................      227,400        9,238,125
    Pfizer, Inc. ...........................................    2,568,475      118,149,850
    Pharmacia Corp. ........................................      921,450       56,208,450
    Schering-Plough Corp. ..................................      780,200       44,276,350
                                                                              ------------
                                                                               286,781,344
                                                                              ------------

  INSURANCE - PROPERTY & CASUALTY (3.7%)
    American International Group, Inc. .....................      723,594       71,319,234
                                                                              ------------

  MEDIA (2.6%)
    Time Warner, Inc. ......................................      970,397       50,693,539
                                                                              ------------

  MEDICAL DEVICES (3.9%)
    Applera Corp. -
     Applied Biosystems Group ..............................      114,300       10,751,344
    Baxter International, Inc. .............................      343,950       30,375,084
   *Guidant Corp. ..........................................      620,600       33,473,613
                                                                              ------------
                                                                                74,600,041
                                                                              ------------

  MORTGAGE/FINANCE COMPANIES (3.3%)
    Fannie Mae .............................................      467,600     $ 40,564,300
    Freddie Mac ............................................      335,300       23,093,787
                                                                              ------------
                                                                                63,658,087
                                                                              ------------

  PERIPHERALS (2.2%)
   *EMC Corp. ..............................................      627,200       41,708,800
                                                                              ------------

  RETAIL (8.6%)
   *Costco Wholesale Corp. .................................      256,400       10,239,975
    Home Depot, Inc. .......................................      968,100       44,230,069
   *Kohls Corp. ............................................      445,819       27,194,959
    Lowe's Cos., Inc. ......................................      368,100       16,380,450
    RadioShack Corp. .......................................      142,900        6,117,906
    Wal-Mart Stores, Inc. ..................................    1,152,300       61,215,938
                                                                              ------------
                                                                               165,379,297
                                                                              ------------

  SEMICONDUCTORS (3.8%)
   *Altera Corp. ...........................................      222,200        5,846,637
   *Broadcom Corp. .........................................       60,000        5,070,000
    Intel Corp. ............................................    1,120,600       33,898,150
   *Micron Technology, Inc. ................................      302,600       10,742,300
   *Novellus Systems, Inc. .................................      161,500        5,803,906
   *PMC-Sierra, Inc. .......................................       53,900        4,237,888
    Texas Instruments, Inc. ................................      158,100        7,489,988
                                                                              ------------
                                                                                73,088,869
                                                                              ------------

  SOFTWARE (8.1%)
   *Amdocs Ltd. ............................................      324,100       21,471,625
   *BEA Systems, Inc. ......................................      349,600       23,532,450
   *Comverse Technology, Inc. ..............................      351,200       38,149,100
   *Microsoft Corp. ........................................      395,600       17,208,600
   *Oracle Corp. ...........................................      686,700       19,957,219
   *Siebel Systems, Inc. ...................................      128,900        8,732,975
   *Veritas Software Corp. .................................      304,400       26,635,000
                                                                              ------------
                                                                               155,686,969
                                                                              ------------

  TECHNOLOGY SERVICES (6.5%)
   *Celestica, Inc. ........................................      264,200       14,332,850
   *Computer Sciences Corp. ................................      209,350       12,587,169
   *Flextronics International, Ltd. ........................    2,234,000       63,669,000
   *Solectron Corp. ........................................    1,019,400       34,557,660
                                                                              ------------
                                                                               125,146,679
                                                                              ------------

  TELECOMMUNICATION SERVICES (2.2%)
   *Nextel Communications, Inc. ............................      563,900       13,956,525
   *Qwest Communications
     International, Inc. ...................................      707,372       29,002,252
                                                                              ------------
                                                                                42,958,777
                                                                              ------------

  TELECOMMUNICATION EQUIPMENT (6.5%)
   *Avaya, Inc. ............................................       33,334          343,757
   *Ciena Corp. ............................................      213,500       17,373,563


                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

COLUMBIA GROWTH FUND (CONT.)
DECEMBER 31, 2000

                                                                  SHARES          VALUE
------------------------------------------------------------------------------------------
   *Cisco Systems, Inc. ....................................    1,250,600   $   47,835,450
    Nokia Corp. ............................................      962,700       41,877,450
    Nortel Networks Corp. ..................................      278,150        8,918,184
   *Tellabs, Inc. ..........................................      141,550        7,997,575
                                                                            --------------
                                                                               124,345,979
                                                                            --------------
   Total Common Stocks
    (Cost $1,446,240,320) ..................................                 1,883,722,507
                                                                            --------------

REPURCHASE AGREEMENT (2.6%)
    J.P. Morgan Securities, Inc.
     6.58% Dated 12/29/2000,
     due 01/02/2001 in the
     amount of $49,616,476
     Collateralized by U.S. Treasury Notes
     5.25% to 6.625% due
     05/15/2001 to 02/15/2006
     U.S. Treasury Bonds
     5.25% to 8.875% due
     08/15/2017 to 11/15/2028
     U.S. Treasury Bill due 03/01/2001
     (Cost $49,607,532) ....................................  $49,607,532       49,607,532
                                                                            --------------

TOTAL INVESTMENTS (100.7%)
 (Cost $1,495,847,852) .....................................                 1,933,330,039

OTHER ASSETS LESS LIABILITIES (-0.7%) ......................                   (14,103,106)
                                                                            --------------

NET ASSETS (100.0%) ........................................                $1,919,226,933
                                                                            ==============

*  Non-income producing.


COLUMBIA INTERNATIONAL STOCK FUND
DECEMBER 31, 2000

                                                                  SHARES          VALUE
------------------------------------------------------------------------------------------
COMMON STOCKS (95.5%)
  AUSTRALIA (0.7%)
    CSL Ltd. (Pharmaceuticals) .............................       21,300   $      462,286
   *SecureNet Ltd.
     (Software/Computer Services) ..........................      260,000          694,458
                                                                            --------------
                                                                                 1,156,744
                                                                            --------------

   CANADA (3.7%)
    Alberta Energy Co., Ltd. (Oil/Gas) .....................       34,200   $    1,634,851
    Bombardier, Inc.
     (Class B) (Engineering/Machinery) .....................      130,100        2,005,192
    *C-MAC Inds., Inc.
     (Information Technology Hardware) .....................       11,600          517,441
    MDS, Inc. (Health) .....................................       46,000          679,890
    Nortel Networks Corp.
     (Information Technology Hardware) .....................       22,800          732,420
    Royal Bank of Canada (Banks) ...........................       27,200          920,847
                                                                            --------------
                                                                                 6,490,641
                                                                            --------------

  DENMARK (1.4%)
    Danisco AS
     (Food Producers/Processors) ...........................       26,700        1,098,236
    GN Store Nord AS
     (Telecommunication Services) ..........................       38,000          664,409
    Vestas Wind Systems AS
     (Engineering/Machinery) ...............................       11,700          632,836
                                                                            --------------
                                                                                 2,395,481
                                                                            --------------

  FINLAND (2.3%)
    Nokia Corp., ADR
     (Information Technology Hardware) .....................       65,900        2,866,650
    Sampo Insurance Co., Ltd. (Insurance) ..................       22,000        1,187,643
                                                                            --------------
                                                                                 4,054,293
                                                                            --------------

  FRANCE (10.9%)
    Accor SA
     (Leisure/Entertainment/Hotels) ........................       20,500          866,087
    Alcatel
     (Information Technology Hardware) .....................       29,000        1,647,209
    Aventis SA (Pharmaceuticals) ...........................       22,600        1,983,880
    AXA (Insurance) ........................................       11,400        1,648,242
    BNP Paribas (Banks) ....................................       18,400        1,615,194
    Carrefour SA (Food/Drug Retailers) .....................        8,000          502,472
    Coflexip SA, ADR (Oil/Gas) .............................       21,700        1,364,388
    Establissements Economiques du
     Casino Guichard-Perrachon SA
     (General Retailers) ...................................       10,700        1,078,905
   *European Aeronautic Defence
     and Space Co. (Aeronautic/Defense) ....................       90,000        1,999,183
    France Telecom SA
     (Telecommunication Services) ..........................        8,800          759,678
    Groupe Danone SA
     (Food Producers/Processors) ...........................       12,200        1,839,504
    LVMH Moet Hennessy Louis Vuitton SA
     (Household Goods/Textiles) ............................       14,500          959,738
    Sodexho Alliance SA (Support Services) .................        6,500        1,204,026
    Total Fina Elf SA (Oil/Gas) ............................       11,300        1,680,463
                                                                            --------------
                                                                                19,148,969
                                                                            --------------


                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                                                  SHARES          VALUE
------------------------------------------------------------------------------------------
  GERMANY (8.8%)
    Allianz AG (Insurance) .................................        4,600   $    1,721,434
    Bayerische Hypo- Und Vereinsbank AG
     (Banks) ...............................................       18,100        1,024,687
    Bayerische Motoren Werke
     (BMW) AG (Automobiles) ................................       26,600          871,570
    Beiersdorf AG
     (Personal Care/Household Products) ....................        8,700          910,730
    Deutsche Bank AG (Banks) ...............................       19,400        1,630,304
    Dresdner Bank AG (Banks) ...............................       38,000        1,657,161
    E.On AG (Oil/Gas) ......................................       18,700        1,137,659
    Ergo Versicherungs Gruppe AG
     (Insurance) ...........................................        7,500        1,267,445
    Hannover Rueckversicherungs AG
     (Insurance) ...........................................        8,500          751,496
    Muenchener
     Rueckversicherungs-Gesellschaft
     AG (Insurance) ........................................        5,400        1,931,890
    Schering AG (Pharmaceuticals) ..........................       16,200          920,165
    Siemens AG
     (Electronic/Electrical Equipment) .....................       12,600        1,646,665
                                                                            --------------
                                                                                15,471,206
                                                                            --------------

  HONG KONG (2.2%)
    Asia Satellite Telecommunications
     Holdings Ltd. (Media/Photography) .....................       91,000          189,002
    Great Eagle Holdings Ltd.
     (Real Estate) .........................................      285,000          484,140
    Hang Seng Bank (Banks) .................................       80,000        1,076,936
    HongKong Land Holdings Ltd.
     (Real Estate) .........................................      460,000        1,021,200
    Sun Hung Kai Properties Ltd.
     (Real Estate) .........................................      110,000        1,096,488
                                                                            --------------
                                                                                 3,867,766
                                                                            --------------

  IRELAND (0.7%)
   *Elan Corp. plc, ADR (Pharmaceuticals) ..................       13,000          608,563
   *Parthus Technologies plc
     (Information Technology Hardware) .....................      236,000          615,177
                                                                            --------------
                                                                                 1,223,740
                                                                            --------------

  ITALY (5.6%)
    Assicurazioni Generali S.p.A
     (Insurance) ...........................................       46,700        1,854,610
    Eni S.p.A (Oil/Gas) ....................................      194,900        1,244,274
    Luxottica Group S.p.A, ADR (Health) ....................       71,000          976,250
    Riunione Adriatica di Sicurta S.p.A
     (Insurance) ...........................................      145,200   $    2,264,288
    Saipem S.p.A (Oil/Gas) .................................      174,000          949,119
    San Paolo-Imi S.p.A (Banks) ............................       71,500        1,155,938
    Seat Pagine Gialle S.p.A
     (Media Photography) ...................................        6,720           14,984
    Telecom Italia S.p.A, ADR
     (Telecommunication Services) ..........................       12,000        1,323,750
                                                                            --------------
                                                                                 9,783,213
                                                                            --------------

  JAPAN (12.4%)
    Banyu Pharmaceutical Co., Ltd.
     (Pharmaceuticals) .....................................      125,000        2,829,465
    Daibiru Corp. (Real Estate) ............................       69,000          489,405
    Fujisawa Pharmaceutical Co., Ltd.
     (Pharmaceuticals) .....................................       20,000          661,996
    Japan Telecom Co., Ltd.
     (Telecommunication Services) ..........................           27          555,604
    Jusco Co., Ltd. (General Retailers) ....................       60,000        1,302,977
    Katokichi Co., Ltd.
     (Food Producers/Processors) ...........................       23,000          604,203
    Matsushita Electric Industrial Co., Ltd.
     (Electronic/Electrical Equipment) .....................       80,000        1,912,434
    Mitsubishi Estate Co., Ltd.
     (Real Estate) .........................................      130,000        1,388,791
    Mitsubishi Heavy Inds., Ltd.
     (Engineering/Machinery) ...............................      300,000        1,308,231
    Mitsui Fudosan Co., Ltd.
     (Real Estate) .........................................      140,000        1,391,418
    NEC Corp.
     (Information Technology Hardware) .....................       50,000          915,061
    Nomura Securities Co., Ltd., The
     (Specialty/Other Finance) .............................       36,000          647,811
    Pioneer Corp.
     (Electronic/Electrical Equipment) .....................       30,000          801,226
    Q.P. Corp.
     (Food Producers/Processors) ...........................      180,000        1,494,220
    Sankei Building Co., Ltd., The
     (Real Estate) .........................................       29,000           91,673
    Sanwa Bank Ltd., The (Banks) ...........................      118,000          827,653
    Sumitomo Bank Ltd., The (Banks) ........................      175,000        1,797,504
    Tokyu Corp. (Real Estate) ..............................      350,000        1,887,916
   *Trend Micro, Inc.
     (Software/Computer Services) ..........................        4,000          289,667
    Yamada Denki Co., Ltd.
     (General Retailers) ...................................        7,000          570,665
                                                                            --------------
                                                                                21,767,920
                                                                            --------------


                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

COLUMBIA INTERNATIONAL STOCK FUND (CONT.)
DECEMBER 31, 2000

                                                                  SHARES          VALUE
------------------------------------------------------------------------------------------
    KOREA (3.3%)
    Daeduck Electronics Co., Ltd.
     (Electronic/Electrical Equipment) .....................      106,000   $      833,755
    H&CB (Banks) ...........................................       40,000          907,510
    Hankuk Electric Glass Co., Ltd.
     (Household Goods/Textiles) ............................       18,000          832,411
    Hyundai Department Store Co., Ltd.
     (General Retailers) ...................................      128,000          677,944
    Kookmin Bank (Banks) ...................................       71,500          842,174
    Pacific Corp.
     (Personal Care/Household Products) ....................       41,000          868,616
    Samsung Electronics, GDR
     (Information Technology Hardware) .....................       25,800          722,400
                                                                            --------------
                                                                                 5,684,810
                                                                            --------------

  MALAYSIA (0.1%)
    Star Cruises Ltd.
     (Leisure/Entertainment/Hotels) ........................      355,000          248,500
                                                                            --------------

  NETHERLANDS (7.0%)
    Aegon NV (Life Assurance) ..............................       29,600        1,224,423
   *ASM Lithography Holding NV
     (Information Technology Hardware) .....................       63,700        1,437,231
    Heineken NV
     (Restaurants/Pubs/Breweries) ..........................       28,300        1,712,398
    ING Groep NV (Insurance) ...............................       30,000        2,396,316
    Koninklijke Numico NV
     (Food Producers/Processors) ...........................       21,600        1,086,961
    Koninklijke Philips Electronics NV
     (Electronic/Electrical Equipment) .....................       42,000        1,538,622
   *Qiagen NV (Health) .....................................       16,500          596,403
    Royal Dutch Petroleum Co.
     (Oil/Gas) .............................................       20,900        1,280,527
    STMicroelectronics NV
     (Information Technology Hardware) .....................       21,500          920,469
                                                                            --------------
                                                                                12,193,350
                                                                            --------------

  SPAIN (2.8%)
    Banco Bilbao Vizcaya
     Argentaria SA (Banks) .................................       84,600        1,258,911
    Grupo Dragados SA
     (Construction/Building Materials) .....................      167,700        1,826,360
    NH Hoteles SA
     (Leisure/Entertainment/Hotels) ........................       90,000        1,106,902
   *Telefonica SA, ADR
     (Telecommunication Services) ..........................       15,000          750,000
                                                                            --------------
                                                                                 4,942,173
                                                                            --------------

  SWEDEN (0.5%)
    Nordea AB (Banks) ......................................      125,500   $      951,006
                                                                            --------------

  SWITZERLAND (7.9%)
    Charles Voegele Holding AG
     (Bearer) (General Retailers) ..........................        6,000          888,616
    Julius Baer Holding Ltd.
     (Bearer) (Banks) ......................................          250        1,368,407
    Nestle SA (Registered)
     (Food Producers/Processors) ...........................          900        2,099,355
    Novartis AG (Registered)
     (Pharmaceuticals) .....................................          850        1,502,779
    Schindler Holding AG (Part. Certificates)
     (Engineering/Machinery) ...............................          697        1,076,577
    Serono SA (Bearer) (Health) ............................        1,200        1,155,200
    SEZ Holding AG (Registered)
     (Information Technology Hardware) .....................          370          205,492
    Swiss RE (Registered) (Insurance) ......................          610        1,462,421
    Synthes-Stratec, Inc. (Registered) (Health) ............          260          192,052
    Tecan Group AG (Registered) (Health) ...................          750          778,001
    UBS AG (Registered) (Banks) ............................       12,400        2,023,946
    Zurich Financial Services AG
     (Registered) (Insurance) ..............................        1,700        1,024,932
                                                                            --------------
                                                                                13,777,778
                                                                            --------------

  TAIWAN (0.4%)
   *Taiwan Semiconductor
     Manufacturing Co., Ltd., ADR
     (Information Technology Hardware) .....................       44,000          759,000
                                                                            --------------

  UNITED KINGDOM (22.9%)
   *ARM Holdings plc
     (Information Technology Hardware) .....................      100,000          755,864
    BAE SYSTEMS (Aerospace/Defense) ........................      179,000        1,021,432
    Barclays plc (Banks) ...................................       54,139        1,675,687
    Barratt Developments plc
     (Real Estate) .........................................      275,000        1,220,062
    Berkeley Group plc, The (Real Estate) ..................      120,000        1,353,384
    BG Group plc (Oil/Gas) .................................      270,200        1,057,498
    BP Amoco plc, ADR (Oil/Gas) ............................       21,300        1,019,737
   *Cambridge Antibody Technology
     Group plc (Health) ....................................       12,500          707,688
   *COLT Telecom Group plc
     (Telecommunication Services) ..........................       45,300          974,436
    Cookson Group plc
     (Engineering/Machinery) ...............................      289,400          756,536
    Diageo plc (Beverages) .................................      150,000        1,680,527
   *easyJet Airline Co., Ltd. (Transport) ..................      220,000        1,289,898
    Enterprise Oil plc (Oil/Gas) ...........................      123,000        1,041,792
   *GlaxoSmithKline plc (Pharmaceuticals) ..................       93,326        2,634,859


                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                                                  SHARES          VALUE
------------------------------------------------------------------------------------------

   *Granada Compass plc
     (Restaurants/Pubs/Breweries) ..........................      139,035   $    1,513,027
    HSBC Holdings plc (Banks) ..............................      130,000        1,912,812
    Imperial Tobacco Group plc (Tobacco) ...................       86,000          894,772
    Marconi plc
     (Information Technology Hardware) .....................      102,900        1,105,191
    Matalan plc (General Retailers) ........................       94,000          982,921
   *NDS Group plc, ADR
     (Software/Computer Services) ..........................       13,300          726,512
    Pearson plc (Media/Photography) ........................       53,000        1,258,827
    Prudential plc (Life Assurance) ........................      104,200        1,676,395
    Reckitt Benckiser plc
     (Personal Care/Household Products) ....................      109,600        1,509,504
    Royal Bank of Scotland Group plc (Banks) ...............       84,700        2,001,625
    Scottish and Southern Energy plc
     (Electricity) .........................................      160,400        1,485,556
    Shell Transport & Trading Co. plc
     (Oil/Gas) .............................................       93,000          762,690
    Shell Transport & Trading Co.,
     ADR (Oil/Gas) .........................................       23,000        1,135,625
    Unilever plc
     (Personal Care/Household Products) ....................      175,000        1,497,909
    Vodafone Group plc
     (Telecommunication Services) ..........................      481,500        1,765,797
    William Morrison Supermarkets plc
     (Food/Drug Retailers) .................................      545,000        1,481,702
    WPP Group plc (Media/Photography) ......................       99,600        1,297,385
                                                                            --------------
                                                                                40,197,650
                                                                            --------------

  UNITED STATES (1.9%)
    Santa Fe International Corp. (Oil/Gas) .................       45,000        1,442,811
    Schlumberger Ltd. (Oil/Gas) ............................       22,400        1,790,600
                                                                            --------------
                                                                                 3,233,411
                                                                            --------------
   Total Common Stocks
    (Cost $158,146,835) ....................................                   167,347,651
                                                                            --------------

PREFERRED STOCK (0.6%)
  GERMANY
    Hugo Boss AG (Household Goods/Textiles)
     (Cost $1,126,336) .....................................        4,000        1,126,618
                                                                            --------------

                                                                 PRINCIPAL
                                                                  AMOUNT          VALUE
------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT (3.1%)
    J.P. Morgan Securities, Inc.
     6.58% Dated 12/29/2000,
     due 01/02/2001 in the
     amount of $5,521,228
     Collateralized by U.S. Treasury Notes
     5.25% to 6.625% due
     05/15/2001 to 02/15/2006
     U.S. Treasury Bonds
     5.25% to 8.875% due
     08/15/2017 to 11/15/2028
     U.S. Treasury Bill due 03/01/2001
     (Cost $5,520,233) .....................................   $5,520,233   $    5,520,233
                                                                            --------------

TOTAL INVESTMENTS (99.2%)
 (Cost $164,793,404) .......................................                   173,994,502

OTHER ASSETS LESS LIABILITIES (0.8%) .......................                     1,321,881
                                                                            --------------

NET ASSETS (100.0%) ........................................                $  175,316,383
                                                                            ==============


*  Non-income producing

COLUMBIA SPECIAL FUND
DECEMBER 31, 2000

                                                                  SHARES          VALUE
------------------------------------------------------------------------------------------
COMMON STOCKS (91.6%)
  AUTO & HOUSING (1.0%)
    Centex Corp. ...........................................      294,900   $   11,077,181
                                                                            --------------

  BANKS (4.0%)
    Capital One Financial Corp. ............................       72,200        4,751,663
    Charter One Financial, Inc. ............................      384,100       11,090,887
    Comerica, Inc. .........................................      100,700        5,979,063
    Golden State Bancorp, Inc. .............................      146,110        4,593,333
    KeyCorp ................................................      204,800        5,734,400
    Washington Mutual, Inc. ................................      150,000        7,959,375
    Zions Bancorporation ...................................       54,300        3,390,356
                                                                            --------------
                                                                                43,499,077
                                                                            --------------

  BROADCASTING (2.5%)
   *Gemstar-TV Guide International, Inc. ...................      125,000        5,796,875
   *Hispanic Broadcasting Corp. ............................      200,000        5,100,000
   *Univision Communications, Inc. (Class A) ...............      387,500       15,863,281
                                                                            --------------
                                                                                26,760,156
                                                                            --------------

  CABLE (1.1%)
   *Charter Communications, Inc. (Class A) .................      545,200       12,369,225
                                                                            --------------

  CONSUMER CYCLICAL SERVICES (6.8%)
   *Acxiom Corp. ...........................................      223,200        8,690,850


                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

COLUMBIA SPECIAL FUND (CONT.)
DECEMBER 31, 2000

                                                                  SHARES          VALUE
------------------------------------------------------------------------------------------
   *Apollo Group, Inc. (Class A) ...........................      252,700   $   12,429,681
   *Concord EFS, Inc. ......................................      100,000        4,393,750
   *Convergys Corp. ........................................      267,350       12,114,297
   *Critical Path, Inc .....................................      195,000        5,996,250
   *DST Systems, Inc. ......................................      145,040        9,717,680
   *Fiserv, Inc. ...........................................      153,800        7,295,888
   *Sabre Holdings Corp. ...................................      331,770       14,307,581
                                                                            --------------
                                                                                74,945,977
                                                                            --------------

  DOMESTIC INTEGRATED (0.8%)
    Tosco Corp. ............................................      254,000        8,620,125
                                                                            --------------

  ELECTRIC & NATURAL GAS (6.2%)
   *AES Corp. ..............................................      398,000       22,039,250
   *Calpine Corp. ..........................................      272,400       12,275,025
    Dynegy, Inc. (Class A) .................................      235,900       13,225,144
    FPL Group, Inc. ........................................      285,400       20,477,450
                                                                            --------------
                                                                                68,016,869
                                                                            --------------

  ELECTRICAL EQUIPMENT/DIVERSIFIED INDUSTRIAL (1.7%)
    Corning, Inc. ..........................................       98,350        5,194,109
    PerkinElmer, Inc. ......................................       81,400        8,547,000
   *Thermo Electron Corp. ..................................      175,300        5,215,175
                                                                            --------------
                                                                                18,956,284
                                                                            --------------

  ENERGY SERVICES (8.4%)
   *Grant Prideco, Inc. ....................................      185,000        4,058,438
   *Nabors Industries, Inc. ................................      620,500       36,702,575
   *Noble Drilling Corp. ...................................      435,500       18,917,031
   *R&B Falcon Corp. .......................................      292,100        6,700,044
    Transocean Sedco Forex, Inc. ...........................      238,100       10,952,600
   *Weatherford International, Inc. ........................      305,400       14,430,150
                                                                            --------------
                                                                                91,760,838
                                                                            --------------

  EXPLORATION & PRODUCTION (3.9%)
    Anadarko Petroleum Corp. ...............................      164,800       11,713,984
    Apache Corp. ...........................................      190,500       13,346,906
    Burlington Resources, Inc. .............................      150,200        7,585,100
    Devon Energy Corp. .....................................      166,500       10,151,505
                                                                            --------------
                                                                                42,797,495
                                                                            --------------

  HEALTH CARE (21.0%)
   *ALZA Corp. .............................................      522,000       22,185,000
   *Biovail Corp. ..........................................      331,900       12,890,996
   Cardinal Health, Inc. ...................................      102,100       10,171,712
   *Caremark Rx, Inc. ......................................      585,600        7,942,200
   *Chiron Corp. ...........................................      201,200        8,953,400
   *Elan Corp. plc ADR .....................................      200,100        9,367,181
   *Enzon, Inc. ............................................      217,768       13,515,227
   *Genentech, Inc. ........................................      171,000       13,936,500
   *Health Management Associates, Inc.
     (Class A) .............................................      627,100   $   13,012,325
   *Immunex Corp. ..........................................      213,400        8,669,375
    IMS Health, Inc. .......................................      518,700       14,004,900
   *Inhale Therapeutic Systems, Inc. .......................      174,600        8,817,300
   *King Pharmaceuticals, Inc. .............................      217,060       11,219,289
    McKesson HBOC, Inc. ....................................      342,700       12,299,503
   *Millennium Pharmaceuticals, Inc. .......................      105,000        6,496,875
   *QIAGEN N.V .............................................      147,660        5,108,113
   *Shire Pharmaceuticals Group plc ADR ....................      185,900        8,563,019
   *Tenet Healthcare Corp. .................................      857,300       38,096,269
   *Watson Pharmaceuticals, Inc. ...........................      100,000        5,118,750
                                                                            --------------
                                                                               230,367,934
                                                                            --------------

  HOTELS & GAMING (1.0%)
   *Harrah's Entertainment, Inc. ...........................      420,000       11,077,500
                                                                            --------------

  MEDICAL DEVICES (2.2%)
    Applera Corp. - Applied
     Biosystems Group ......................................       58,800        5,530,875
   *Waters Corp. ...........................................      222,900       18,612,150
                                                                            --------------
                                                                                24,143,025
                                                                            --------------

  PERIPHERALS (1.4%)
   *Emulex Corp. ...........................................      108,800        8,697,200
    Tektronix, Inc. ........................................      197,600        6,656,650
                                                                            --------------
                                                                                15,353,850
                                                                            --------------

  POLLUTION CONTROL (0.5%)
   *Cuno, Inc. .............................................      210,000        5,630,625
                                                                            --------------

  PUBLISHING/ADVERTISING (2.1%)
    E.W. Scripps Co. (Class A) .............................       92,400        5,809,650
    New York Times Co. (Class A) ...........................      136,000        5,448,500
    Reader's Digest Association, Inc. (Class A) ............      294,200       11,510,575
                                                                            --------------
                                                                                22,768,725
                                                                            --------------

  RESTAURANTS (2.1%)
   *Brinker International, Inc. ............................      238,500       10,076,625
   *Outback Steakhouse, Inc. ...............................      508,200       13,149,675
                                                                            --------------
                                                                                23,226,300
                                                                            --------------

  RETAIL (1.6%)

   *Jones Apparel Group, Inc. ..............................      200,000        6,437,500
    Limited, Inc. ..........................................      643,660       10,982,449
                                                                            --------------
                                                                                17,419,949
                                                                            --------------

  SEMICONDUCTORS (2.1%)
   *Altera Corp. ...........................................      323,500        8,512,094
   *Micron Technology, Inc. ................................      200,000        7,100,000
   *Sandisk Corp. ..........................................      253,700        7,040,175
                                                                            --------------
                                                                                22,652,269
                                                                            --------------

  SOFTWARE (10.6%)
  +*BEA Systems, Inc. ......................................      420,600       28,311,638


                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                                                 SHARES OR
                                                                 CONTRACTS        VALUE
------------------------------------------------------------------------------------------
   *Cadence Design Systems, Inc. ...........................      450,800   $   12,397,000
   *Electronic Arts, Inc. ..................................      278,100       11,854,013
   *Informatica Corp. ......................................       91,200        3,608,100
   *Internet Security Systems, Inc. ........................       92,200        7,231,937
   *Intuit, Inc. ...........................................      353,200       13,929,325
   *Macromedia, Inc. .......................................      129,050        7,839,787
   *Mercury Interactive Corp. ..............................       80,000        7,220,000
   *Micromuse, Inc. ........................................       88,000        5,311,625
   *Peregrine Systems, Inc. ................................      277,700        5,484,575
   *Rational Software Corp. ................................      333,600       12,989,550
                                                                            --------------
                                                                               116,177,550
                                                                            --------------

  TECHNOLOGY SERVICES (1.6%)
   *Flextronics International, Ltd. ........................      145,300        4,141,050
   *Macrovision Corp. ......................................      181,600       13,441,237
                                                                            --------------
                                                                                17,582,287
                                                                            --------------

  TELECOMMUNICATION SERVICES (1.3%)
   *McLeodUSA, Inc. (Class A) ..............................      409,600        5,785,600
   *Western Wireless Corp. (Class A) .......................      209,000        8,190,188
                                                                            --------------
                                                                                13,975,788
                                                                            --------------

  TELECOMMUNICATIONS EQUIPMENT (7.7%)
   *ADC Telecommunications, Inc. ...........................      421,000        7,630,625
  +*Ciena Corp. ............................................      437,600       35,609,700
   *Juniper Networks, Inc. .................................       34,300        4,323,944
   *Polycom, Inc. ..........................................      301,200        9,694,875
   *Powerwave Technologies, Inc. ...........................      169,200        9,898,200
   *Redback Networks, Inc. .................................       58,810        2,411,210
    Scientific-Atlanta, Inc. ...............................       91,400        2,976,212
   *Sycamore Networks, Inc. ................................      179,800        6,697,550
   *Tellabs, Inc. ..........................................       91,500        5,169,750
                                                                            --------------
                                                                                84,412,066
                                                                            --------------
   Total Common Stocks
    (Cost $782,979,872) ....................................                 1,003,591,095
                                                                            --------------

CONVERTIBLE PREFERRED STOCK (0.2%)
  TELECOMMUNICATIONS EQUIPMENT
   *Nanovation Technologies, Inc.
     (Private Placement)(Cost $2,164,275) ..................      144,285        2,164,275
                                                                            --------------

PUT OPTIONS (0.4%)
  SOFTWARE (0.2%)
    BEA Systems Strike Price $65
     Expires 03/17/2001 ....................................        1,750        1,881,250
                                                                            --------------

  TELECOMMUNICATIONS EQUIPMENT (0.2%)
    Ciena Corp. Strike Price $97.50
     Expires 01/20/2001 ....................................        1,500        2,906,250
                                                                            --------------
   Total Options
    (Cost $4,033,250) ......................................                     4,787,500
                                                                            --------------

                                                               PRINCIPAL
                                                                AMOUNT            VALUE
------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (9.5%)
    J.P. Morgan Securities, Inc.
     6.58% Dated 12/29/2000,
     due 01/02/2001 in the
     amount of $56,821,146.
     Collateralized by U.S. Treasury Notes
     5.25% to 6.625% due
     05/15/2001 to 02/15/2006
     U.S. Treasury Bonds
     5.25% to 8.875% due
     08/15/2017 to 11/15/2028
     U.S. Treasury Bill due 03/01/2001 ..................... $ 56,810,903   $   56,810,903
    Merrill Lynch
     6.59% dated 12/29/2000,
     due 01/02/2001 in the amount of
     $47,008,486.
     Collateralized by U.S. Treasury Strips
     due 02/15/2006 to 05/15/2027 ..........................   47,000,000       47,000,000
                                                                            --------------
   Total Repurchase Agreements
    (Cost $103,810,903) ....................................                   103,810,903
                                                                            --------------

TOTAL INVESTMENTS (101.7%)
 (Cost $892,988,300) .......................................                 1,114,353,773

OTHER ASSETS LESS LIABILITIES (-1.7%) ......................                   (18,829,007)
                                                                            --------------

NET ASSETS (100.0%) ........................................                $1,095,524,766
                                                                            ==============


*  Non-income producing

+CALL OPTIONS CONTRACTS    EXPIRATION     EXERCISE PRICE        VALUE
-----------------------------------------------------------------------
1750 BEA Systems, Inc.     03/17/2001          $  85         $1,192,188
1500 Ciena Corp.           01/20/2001          $ 115            168,750


COLUMBIA SMALL CAP FUND
DECEMBER 31, 2000

                                                                  SHARES          VALUE
------------------------------------------------------------------------------------------
COMMON STOCKS (91.4%)
  AIRLINES (2.2%)
   *Atlantic Coast Airlines Holdings, Inc. .................      168,700   $    6,895,613
   *EGL, Inc. ..............................................      178,300        4,268,056
                                                                            --------------
                                                                                11,163,669
                                                                            --------------

  AUTO & HOUSING (1.0%)
    D.R. Horton, Inc. ......................................      112,400        2,746,775
    Kaufman & Broad Home Corp. .............................       74,600        2,513,087
                                                                            --------------
                                                                                 5,259,862
                                                                            --------------


                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

COLUMBIA SMALL CAP FUND (CONT.)
DECEMBER 31, 2000

                                                                  SHARES          VALUE
------------------------------------------------------------------------------------------
  BANKS (2.3%)
    Bank United Corp. (Class A) ............................       86,700   $    5,911,856
    TCF Financial Corp. ....................................      139,100        6,198,644
                                                                            --------------
                                                                                12,110,500
                                                                            --------------

  BROADCASTING (0.3%)
   *Radio One, Inc. (Class D) ..............................      134,300        1,477,300
                                                                            --------------

  BROKERS, MONEY MANAGERS (1.0%)
   *W.P. Stewart & Co., Ltd. ...............................      209,400        5,444,400
                                                                            --------------

  COMPUTERS (2.3%)
   *Avocent Corp. ..........................................      103,180        2,785,860
   *C-COR.net Corp. ........................................      173,100        1,682,316
   *Concurrent Computer Corp. ..............................      395,900        2,127,962
   *Radisys Corp. ..........................................      199,550        5,163,356
                                                                            --------------
                                                                                11,759,494
                                                                            --------------

  CONSUMER CYCLICAL SERVICES (4.2%)
   *Acxiom Corp. ...........................................      106,182        4,134,462
   *Apollo Group, Inc. (Class A) ...........................       53,000        2,606,937
   *Corporate Executive Board Co., The .....................       40,700        1,618,461
   *Getty Images, Inc. .....................................      171,500        5,488,000
   *Internap Network Services Corp. ........................      171,000        1,239,750
   *Sylvan Learning Systems, Inc. ..........................       66,700          987,994
   *Teletech Holdings, Inc. ................................      220,100        4,044,337
   *TriZetto Group, Inc. ...................................       96,900        1,617,019
                                                                            --------------
                                                                                21,736,960
                                                                            --------------

  DOMESTIC INTEGRATED (0.8%)
    Valero Energy Corp. ....................................      112,900        4,198,469
                                                                            --------------

  ELECTRICAL EQUIPMENT/DIVERSIFIED INDUSTRIAL (2.4%)
    C&D Technologies, Inc. .................................       95,000        4,102,812
    PerkinElmer, Inc. ......................................       77,800        8,169,000
                                                                            --------------
                                                                                12,271,812
                                                                            --------------

  ENERGY SERVICES (14.3%)
    Coflexip SA ADR ........................................       36,700        2,307,512
   *Grant Prideco, Inc. ....................................      331,140        7,264,384
   *Hanover Compressor Co. .................................      106,000        4,723,625
   *Marine Drilling Cos., Inc. .............................      184,300        4,930,025
   *National-Oilwell, Inc. .................................      262,900       10,170,944
   *Noble Drilling Corp. ...................................      155,700        6,763,219
   *Patterson Energy, Inc. .................................       93,600        3,486,600
   *Precision Drilling Corp. ...............................      284,800       10,697,800
   *Stolt Offshore SA ......................................       76,500          841,500
   *UTI Energy Corp. .......................................      366,900       12,061,837
   *Varco International, Inc. ..............................      125,700        2,733,975
   *Veritas DGC, Inc. ......................................      254,100   $    8,207,430
                                                                            --------------
                                                                                74,188,851
                                                                            --------------

  EXPLORATION & PRODUCTION (1.1%)
    Devon Energy Corp. .....................................       95,300        5,810,441
                                                                            --------------

  FOOD & DRUG RETAIL (0.4%)
   *Whole Foods Market, Inc. ...............................       34,900        2,133,263
                                                                            --------------

  HEALTH CARE (25.1%)
   *Alkermes, Inc. .........................................      159,100        4,991,763
    Alpharma, Inc. (Class A) ...............................      100,300        4,400,663
   *AmeriSource Health Corp. (Class A) .....................       47,200        2,383,600
   *Angiotech Pharmaceuticals, Inc. ........................       34,700        1,596,200
   *Barr Laboratories, Inc. ................................      124,400        9,073,425
   *Biopure Corp. ..........................................      143,390        2,867,800
   *Biovail Corp. ..........................................      200,200        7,775,768
   *Caremark Rx, Inc. ......................................      453,100        6,145,169
   *Cima Labs, Inc. ........................................       49,800        3,240,113
   *Davita, Inc. ...........................................      448,200        7,675,425
   *Dendrite International, Inc. ...........................      138,150        3,091,106
   *Eclipsys Corp. .........................................      231,000        5,659,500
   *First Health Group Corp. ...............................      257,200       11,975,875
   *Impath, Inc. ...........................................       35,100        2,334,150
   *Inspire Pharmaceuticals, Inc. ..........................      130,000        3,388,125
   *Invitrogen Corp. .......................................       84,400        7,290,050
   *King Pharmaceuticals, Inc. .............................       97,420        5,035,396
   *Manor Care, Inc. .......................................      201,900        4,164,187
   *Patterson Dental Co. ...................................      198,300        6,717,412
   *Quintiles Transnational Corp. ..........................      178,400        3,735,250
   *Shire Pharmaceuticals Group plc ADR ....................      103,140        4,750,886
   *Techne Corp. ...........................................      122,600        4,421,262
   *Triad Hospitals, Inc. ..................................      197,340        6,425,884
   *Universal Health Services, Inc. (Class B) ..............      101,300       11,320,275
                                                                            --------------
                                                                               130,459,284
                                                                            --------------

  HOTELS & GAMING (0.5%)
    Intrawest Corp. ........................................      130,500        2,601,844
                                                                            --------------

  LEISURE PRODUCTS (0.6%)
    Callaway Golf Co. ......................................      165,100        3,074,988
                                                                            --------------

  MACHINERY (0.3%)
   *Astec Industries, Inc. .................................      105,200        1,387,325
                                                                            --------------

  MEDICAL DEVICES (3.3%)
   *Ciphergen Biosystems, Inc. .............................       21,300          282,225
   *Cyberonics, Inc. .......................................      126,200        2,934,150
   *Harvard Bioscience, Inc. ...............................       89,300          881,838
   *Inverness Medical Technology, Inc. .....................      108,700        4,232,506
   *Novoste Corp. ..........................................      176,400        4,851,000


                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                                                  SHARES          VALUE
------------------------------------------------------------------------------------------
    *Respironics, Inc. .....................................       57,800   $    1,647,300
    *Wilson Greatbatch Technologies, Inc. ..................       76,000        2,147,000
                                                                            --------------
                                                                                16,976,019
                                                                            --------------

  PERIPHERALS (2.6%)
    *Inrange Technologies Corp. ............................       10,200          172,762
    *Power-One, Inc. .......................................       96,800        3,805,450
    *Watchguard Technologies, Inc. .........................      126,690        4,006,571
    *Zebra Technologies Corp. (Class A) ....................      130,650        5,330,112
                                                                            --------------
                                                                                13,314,895
                                                                            --------------

  POLLUTION CONTROL (2.0%)
    *Tetra Tech, Inc. ......................................      327,450       10,437,469
                                                                            --------------

  PUBLISHING/ADVERTISING (0.6%)
    *Lamar Advertising Co. .................................       77,500        2,991,016
                                                                            --------------

  RESTAURANTS (1.4%)
    *California Pizza Kitchen, Inc. ........................       27,663          781,480
    *Cheesecake Factory, Inc., The .........................       16,450          631,269
    *Outback Steakhouse, Inc. ..............................      232,700        6,021,112
                                                                            --------------
                                                                                 7,433,861
                                                                            --------------

  RETAIL (3.9%)
    *AnnTaylor Stores Corp. ................................      101,700        2,536,144
    *Linens `n Things, Inc. ................................      145,800        4,027,725
    *Michaels Stores, Inc. .................................       99,350        2,632,775
    *Quiksilver, Inc. ......................................      122,000        2,363,750
    *Venator Group, Inc. ...................................      295,000        4,572,500
    *Williams-Sonoma, Inc. .................................      213,800        4,276,000
                                                                            --------------
                                                                                20,408,894
                                                                            --------------

  SEMICONDUCTORS (3.0%)
    *IXYS Corp. ............................................       21,065          308,076
    *Lattice Semiconductor Corp. ...........................      204,600        3,759,525
    Methode Electronics, Inc. (Class A) ....................      158,500        3,635,594
    *MIPS Technologies, Inc. (Class A) .....................       28,750          767,266
    *MIPS Technologies, Inc. (Class B) .....................      144,800        3,690,136
    *Sandisk Corp. .........................................      117,600        3,263,400
                                                                            --------------
                                                                                15,423,997
                                                                            --------------

  SOFTWARE (9.3%)
    *Actuate Corp. .........................................      109,140        2,087,302
    *Advent Software, Inc. .................................       88,400        3,541,525
    *Aremissoft Corp. ......................................      111,850        4,774,597
    *Bindview Development Corp. ............................       34,350          323,105
    *HNC Software, Inc. ....................................      313,100        9,295,156
    *Iona Technologies plc ADR .............................       26,000        1,742,000
    *Macromedia, Inc. ......................................       60,750        3,690,562
    *MatrixOne, Inc. .......................................      152,200        2,768,138
    *Mentor Graphics Corp. .................................      356,600        9,784,213
    *Retek, Inc. ...........................................      309,547        7,545,208
    *Verity, Inc. ..........................................      117,250        2,821,328
                                                                            --------------
                                                                                48,373,134
                                                                            --------------

                                                                 SHARES OR
                                                                 PRINCIPAL
                                                                  AMOUNT          VALUE
------------------------------------------------------------------------------------------
  TECHNOLOGY SERVICES (1.8%)
    *Documentum, Inc. ......................................      171,400   $    8,516,437
    *Viasystems Group, Inc. ................................      111,500          926,844
                                                                            --------------
                                                                                 9,443,281
                                                                            --------------

  TELECOMMUNICATION EQUIPMENT (4.7%)
    *Amphenol Corp. (Class A) ..............................      138,200        5,415,712
    *Andrew Corp. ..........................................      237,040        5,155,620
    *Ixia ..................................................       15,300          349,988
    *Proxim, Inc. ..........................................      160,800        6,914,400
    *Stanford Microdevices, Inc. ...........................       35,203        1,267,308
    *Tekelec ...............................................      179,710        5,391,300
                                                                            --------------
                                                                                24,494,328
                                                                            --------------
   Total Common Stocks
    (Cost $410,959,083) ....................................                   474,375,356
                                                                            --------------

CONVERTIBLE PREFERRED STOCK (0.1%)
  TELECOMMUNICATION EQUIPMENT
    *Nanovation Technologies, Inc.
     (Private Placement)(Cost $626,715) ....................       41,781          626,715
                                                                            --------------

REPURCHASE AGREEMENTS (9.1%)
    J.P. Morgan Securities, Inc.
     6.58% Dated 12/29/2000,
     due 01/02/2001 in the
     amount of $27,018,529.
     Collateralized by U.S. Treasury Notes
     5.25% to 6.625% due
     05/15/2001 to 02/15/2006
     U.S. Treasury Bonds
     5.25% to 8.875% due
     08/15/2017 to 11/15/2028
     U.S. Treasury Bill due 03/01/2001 .....................  $27,013,658       27,013,658
    Merrill Lynch
     6.59% dated 12/29/2000,
     due 01/02/2001 in the
     amount of $20,103,629.
     Collateralized by U.S. Treasury Strips
     due 02/15/2006 to 05/15/2027 ..........................   20,100,000       20,100,000
                                                                            --------------
   Total Repurchase Agreements
    (Cost $47,113,658) .....................................                    47,113,658
                                                                            --------------

TOTAL INVESTMENTS (100.6%)
 (Cost $458,699,456) .......................................                   522,115,729

OTHER ASSETS LESS LIABILITIES (-0.6%) ......................                    (3,145,490)
                                                                            --------------

NET ASSETS (100.0%) ........................................                $  518,970,239
                                                                            ==============


*  Non-income producing


                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

COLUMBIA REAL ESTATE EQUITY FUND
December 31, 2000

                                                                  SHARES          VALUE
------------------------------------------------------------------------------------------
COMMON STOCKS (95.8%)
  REAL ESTATE INVESTMENT TRUSTS
  APARTMENTS (17.7%)
    Apartment Investment & Management Co.
     (Class A) .............................................      307,200   $   15,340,800
    Archstone Communities Trust ............................      710,871       18,304,928
    AvalonBay Communities, Inc. ............................      412,800       20,691,600
    Equity Residential Properties Trust ....................      360,503       19,940,322
    Essex Property Trust, Inc. .............................       57,300        3,137,175
                                                                            --------------
                                                                                77,414,825
                                                                            --------------

  COMMUNITY CENTERS (9.5%)
    Kimco Realty Corp. .....................................      254,400       11,241,300
    Pan Pacific Retail Properties, Inc. ....................      124,300        2,773,444
    Vornado Realty Trust ...................................      711,000       27,240,188
                                                                            --------------
                                                                                41,254,932
                                                                            --------------

  INDUSTRIAL (24.9%)
    Alexandria Real Estate Equities, Inc. ..................      252,700        9,397,281
    AMB Property Corp. .....................................      299,300        7,725,681
    Centerpoint Properties Corp. ...........................      107,600        5,084,100
    First Industrial Realty Trust, Inc. ....................      226,300        7,694,200
    Liberty Property Trust .................................      433,200       12,373,275
    Prologis Trust .........................................      778,845       17,329,301
    Public Storage, Inc. ...................................      875,132       21,276,647
    Spieker Properties, Inc. ...............................      555,300       27,834,413
                                                                            --------------
                                                                               108,714,898
                                                                            --------------

  LODGING (3.2%)
    Host Marriott Corp. ....................................    1,085,600       14,044,950
                                                                            --------------

  OFFICE (24.9%)
    Boston Properties, Inc. ................................      462,500       20,118,750
    CarrAmerica Realty Corp. ...............................      413,300       12,941,456
    Cousins Properties, Inc. ...............................      992,350       27,723,778
    Equity Office Properties Trust .........................      764,218       24,932,612
    Prentiss Properties Trust ..............................      372,500       10,034,219
    Reckson Associates Realty Corp. ........................      520,700       13,050,044
                                                                            --------------
                                                                               108,800,859
                                                                            --------------

  OTHER (6.6%)
    *Catellus Development Corp. ............................      379,700        6,644,750
    MGM Mirage, Inc. .......................................      156,100        4,400,069
    *Security Capital Group, Inc. (Class B) ................      738,500       14,816,156
    *Security Capital US Realty ADR ........................      120,000        2,715,000
                                                                            --------------
                                                                                28,575,975
                                                                            --------------

  SHOPPING MALLS (9.0%)
    General Growth Properties, Inc. ........................      526,900       19,067,194



                                                                 SHARES OR
                                                                 PRINCIPAL
                                                                  AMOUNT          VALUE
------------------------------------------------------------------------------------------
    Simon Property Group, Inc. .............................      849,456   $   20,386,944
                                                                            --------------
                                                                                39,454,138
                                                                            --------------
   Total Common Stocks
    (Cost $363,975,551) ....................................                   418,260,577
                                                                            --------------

REPURCHASE AGREEMENT (5.1%)
    J.P. Morgan Securities, Inc.
     6.58% Dated 12/29/2000,
     due 01/02/2001 in the
     amount of $22,375,135.
     Collateralized by U.S. Treasury Notes
     5.25% to 6.625% due
     05/15/2001 to 02/15/2006
     U.S. Treasury Bonds
     5.25% to 8.875% due
     08/15/2017 to 11/15/2028
     U.S. Treasury Bill due 03/01/2001
     (Cost $22,371,101) ....................................  $22,371,101       22,371,101
                                                                            --------------

TOTAL INVESTMENTS (100.9%)
 (Cost $386,346,652) .......................................                   440,631,678

OTHER ASSETS LESS LIABILITIES (-0.9%) ......................                    (3,867,464)
                                                                            --------------

NET ASSETS (100.0%) ........................................                $  436,764,214
                                                                            ==============


*  Non-income producing

COLUMBIA TECHNOLOGY FUND
December 31, 2000

                                                                  SHARES          VALUE
------------------------------------------------------------------------------------------
COMMON STOCKS (87.2%)
  COMPUTERS (3.9%)
    *Avocent Corp. .........................................        1,963   $       53,001
    Compaq Computer Corp. ..................................        1,690           25,434
    *Palm, Inc. ............................................          845           23,924
    *Sun Microsystems, Inc. ................................        2,358           65,729
                                                                            --------------
                                                                                   168,088
                                                                            --------------
  CONSUMER CYCLICAL - SERVICES (3.6%)
    *Corporate Executive Board Co., The ....................        1,607           63,903
    *DST Systems, Inc. .....................................          205           13,735
    *Internap Network Services Corp. .......................        3,010           21,822
    *Sabre Holdings Corp. ..................................        1,350           58,219
                                                                            --------------
                                                                                   157,679
                                                                            --------------
  ELECTRICAL EQUIPMENT/DIVERSIFIED INDUSTRIAL (1.8%)
    C&D Technologies, Inc. .................................          908           39,214
    Corning, Inc. ..........................................          704           37,180
                                                                            --------------
                                                                                    76,394
                                                                            --------------


                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                                                  SHARES          VALUE
------------------------------------------------------------------------------------------
  HEALTH CARE (7.8%)
    *Eclipsys Corp. ........................................        2,200   $       53,900
    *Enzon, Inc. ...........................................        1,250           77,578
    *Genentech, Inc. .......................................          357           29,095
    *Inhale Therapeutic Systems, Inc. ......................          560           28,280
    *Invitrogen Corp. ......................................        1,002           86,548
    *Millennium Pharmaceuticals, Inc. ......................          557           34,464
    *Regeneration Technologies, Inc. .......................        2,000           28,500
                                                                            --------------
                                                                                   338,365
                                                                            --------------
  MEDIA (1.9%)
    *America Online, Inc. ..................................          771           26,831
    *eBay, Inc. ............................................          842           27,786
    *Yahoo! Inc. ...........................................          954           28,784
                                                                            --------------
                                                                                    83,401
                                                                            --------------
  MEDICAL DEVICES (3.1%)
    *Inverness Medical Technology, Inc. ....................        1,300           50,619
    *Respironics, Inc. .....................................        1,360           38,760
    *Waters Corp. ..........................................          530           44,255
                                                                            --------------
                                                                                   133,634
                                                                            --------------
  PERIPHERALS (9.2%)
    *Brocade Communications Systems, Inc. ..................          484           44,437
    *EMC Corp. .............................................          581           38,636
    *Emulex Corp. ..........................................          950           75,941
    *Network Appliance, Inc. ...............................          526           33,787
    Tektronix, Inc. ........................................        1,480           49,858
    *Watchguard Technologies, Inc. .........................        2,684           84,882
    *Zebra Technologies Corp. (Class A) ....................        1,720           70,171
                                                                            --------------
                                                                                   397,712
                                                                            --------------

  SEMICONDUCTORS (11.2%)
    *Applied Materials, Inc ................................          810           30,932
    *Applied Mirco Circuits Corp. ..........................          509           38,199
    Intel Corp. ............................................        2,683           81,161
    *IXYS Corp. ............................................        2,235           32,687
    *JDS Uniphase Corp .....................................          902           37,602
    *KLA-Tencor Corp .......................................          672           22,638
    *Lam Research Corp. ....................................        1,290           18,705
    Methode Electronics, Inc. (Class A) ....................        1,440           33,030
    *Micron Technology, Inc. ...............................          881           31,275
    *Novellus Systems, Inc. ................................          729           26,198
    *Q Logic Corp. .........................................          401           30,877
    Texas Instruments, Inc. ................................          826           39,132
    *Transmeta Corp. .......................................          933           21,925
    *Xilinx, Inc. ..........................................          822           37,915
                                                                            --------------
                                                                                   482,276
                                                                            --------------

  SOFTWARE (25.2%)
    *Actuate Corp. .........................................        3,151           60,263
    *Advent Software, Inc. .................................        2,266           90,782
    *Amdocs Ltd. ...........................................          771   $       51,079
    *Aremissoft Corp. ......................................        1,340           57,201
    *BEA Systems, Inc. .....................................          810           54,523
    *Cadence Design Systems, Inc. ..........................        2,150           59,125
    *Comverse Technology, Inc. .............................          452           49,099
    *Electronic Arts, Inc. .................................        1,865           79,495
    *HNC Software, Inc. ....................................        1,957           58,098
    *Internet Security Systems, Inc. .......................          899           70,515
    *Intuit, Inc. ..........................................        1,490           58,762
    *Mentor Graphics Corp. .................................        2,965           81,352
    *Mercury Interactive Corp. .............................          602           54,331
    *Micromuse, Inc. .......................................          780           47,080
    *Microsoft Corp. .......................................          459           19,967
    *Oracle Corp. ..........................................        1,630           47,372
    *Peregrine Systems, Inc. ...............................        1,390           27,453
    *Rational Software Corp. ...............................          990           38,548
    *Veritas Software Corp. ................................          622           54,425
    *Verity, Inc. ..........................................        1,310           31,522
                                                                            --------------
                                                                                 1,090,992
                                                                            --------------

  TECHNOLOGY SERVICES (3.0%)
    *Computer Sciences Corp. ...............................          577           34,692
    *Macrovision Corp. .....................................        1,074           79,493
    *Viasystems Group, Inc. ................................        1,862           15,478
                                                                            --------------
                                                                                   129,663
                                                                            --------------

  TELECOMMUNICATIONS EQUIPMENT (13.7%)
    *Amphenol Corp. (Class A) ..............................          500           19,594
    *Andrew Corp. ..........................................        4,362           94,873
    *Ciena Corp. ...........................................          514           41,827
    *Cisco Systems, Inc. ...................................          785           30,026
    *Juniper Networks, Inc. ................................          193           24,330
    Motorola, Inc. .........................................        2,030           41,107
    Nokia Corp. ............................................          848           36,888
    *Polycom, Inc. .........................................        1,270           40,878
    *Powerwave Technologies, Inc. ..........................          682           39,897
    *Proxim, Inc. ..........................................          950           40,850
    *Qualcomm, Inc. ........................................          616           50,628
    *Redback Networks, Inc. ................................          570           23,370
    *Tekelec ...............................................        2,377           71,310
    *Tellabs, Inc. .........................................          635           35,878
                                                                            --------------
                                                                                   591,456
                                                                            --------------

  TELECOMMUNICATIONS SERVICES (2.8%)
    *Qwest Communications International, Inc. ..............          978           40,098
    *Western Wireless Corp. (Class A) ......................        2,100           82,294
                                                                            --------------
                                                                                   122,392
                                                                            --------------
   Total Common Stocks
    (Cost $4,010,511) ......................................                     3,772,052
                                                                            --------------


                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

COLUMBIA TECHNOLOGY FUND (CONT.)
December 31, 2000

                                                                 PRINCIPAL
                                                                  AMOUNT           VALUE
------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (21.4%)
     J.P. Morgan Securities, Inc.
      6.58% Dated 12/29/2000,
     due 01/02/2001 in the
     amount of $531,318.
     Collateralized by U.S. Treasury Notes
     5.25% to 6.625% due
     05/15/2001 to 02/15/2006
     U.S. Treasury Bonds
     5.25% to 8.875% due
     08/15/2017 to 11/15/2028
     U.S. Treasury Bill due 03/01/2001 .....................     $531,222   $      531,222
    Merrill Lynch
     6.59% dated 12/29/2000,
     due 01/02/2001 in the
     amount of $397,072
     Collateralized by U.S. Treasury Strips
     due 02/15/2006 to 05/15/2027 ..........................      397,000          397,000
                                                                            --------------

Total Repurchase Agreements
 (Cost $928,222) ...........................................                       928,222
                                                                            --------------

TOTAL INVESTMENTS (108.6%)
 (Cost $4,938,733) .........................................                     4,700,274

OTHER ASSETS LESS LIABILITIES (-8.6%) ......................                      (372,818)
                                                                            --------------

NET ASSETS (100.0%) ........................................                $    4,327,456
                                                                            ==============


*  Non-income producing

COLUMBIA STRATEGIC VALUE FUND
December 31, 2000

                                                                  SHARES          VALUE
------------------------------------------------------------------------------------------
  COMMON STOCKS (85.9%)
  BASIC MATERIALS (11.9%)
    Abitibi-Consolidated, Inc. .............................        4,000   $       36,750
    Air Products & Chemicals, Inc. .........................        2,000           82,000
    *Albany International Corp. ............................        2,000           26,875
    Crown Cork & Seal Co., Inc. ............................       37,500          278,906
    *Gaylord Container Corp. (Class A) .....................       25,000           25,000
    IMC Global, Inc. .......................................       11,000          171,188
    Louisiana-Pacific Corp. ................................        7,500           75,937
    Lubrizol Corp. .........................................        3,000           77,250
    *Monsanto Co. ..........................................        9,500          257,094
    Pohang Iron & Steel Co., Ltd. ADR ......................        2,000           31,125
    *Smurfit-Stone Container Corp. .........................        4,000   $       59,750
    *Special Metals Corp. ..................................        5,000           12,500
                                                                            --------------
                                                                                 1,134,375
                                                                            --------------

  BUSINESS & CONSUMER SERVICES (2.2%)
    *Cendant Corp. .........................................        5,000           48,125
    G & K Services, Inc. (Class A) .........................        2,500           70,313
    Lawson Products, Inc. ..................................        1,000           27,187
    *Sylvan Learning Systems, Inc. .........................        4,100           60,731
                                                                            --------------
                                                                                   206,356
                                                                            --------------

  CAPITAL GOODS (7.2%)
    Caterpillar, Inc. ......................................        3,000          141,938
    Cooper Industries, Inc. ................................        3,000          137,812
    Deere & Co. ............................................        3,000          137,437
    *Fluor Corp. ...........................................        1,500           49,594
    Foster Wheeler Corp. ...................................       30,000          157,500
    Kennametal, Inc. .......................................        2,000           58,250
                                                                            --------------
                                                                                   682,531
                                                                            --------------

  CONSUMER CYCLICAL (9.0%)
    Circuit City Stores - Circuit City Group ...............        5,000           57,500
    Clayton Homes, Inc. ....................................        7,500           86,250
    Electrolux AB ADR ......................................        3,000           76,875
    Masco Corp. ............................................        8,000          205,500
    Mattel, Inc. ...........................................        1,500           21,660
    *P & O Princess Cruises plc ADR ........................        3,500           58,188
    *Six Flags, Inc. .......................................        4,000           68,750
    *Speedway Motorsports, Inc. ............................        3,000           72,000
    TJX Companies, Inc. ....................................        3,000           83,250
    *Tricon Global Resaurants, Inc. ........................        2,000           66,000
    *Williams-Sonoma, Inc. .................................        3,000           60,000
                                                                            --------------
                                                                                   855,973
                                                                            --------------

  CONSUMER STAPLES (5.6%)
    *American Italian Pasta Co. ............................        3,500           93,844
    Conagra Foods, Inc. ....................................        3,000           78,000
    Dean Food Co. ..........................................        4,500          138,094
    *Energizer Holdings, Inc. ..............................        3,000           64,125
    Fomento Economico Mexicano
     SA De CV ADR ..........................................        2,500           74,687
    Longs Drug Stores Corp. ................................        3,500           84,438
                                                                            --------------
                                                                                   533,188
                                                                            --------------

  ENERGY (7.9%)
    Arch Coal, Inc. ........................................        5,000           70,625
    BP Amoco plc ADR .......................................          600           28,725
    Burlington Resources, Inc. .............................        2,500          126,250
    Chicago Bridge & Iron Co. NV ...........................        2,000           35,875
    *Forest Oil Corp. ......................................        3,400          125,375
    Massey Energy Co. ......................................        2,500           31,875
    McDermott International, Inc. ..........................        6,000           64,500


                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                                                  SHARES          VALUE
------------------------------------------------------------------------------------------

    Nacco Industries, Inc. .................................        3,500   $      152,906
    *OSCA, Inc. ............................................        5,000           84,688
    *Willbros Group, Inc. ..................................        5,600           35,700
                                                                            --------------
                                                                                   756,519
                                                                            --------------

  FINANCIALS (13.5%)
    AON Corp. ..............................................        2,000           68,500
    Bank of America Corp. ..................................        1,500           68,812
    Bear Stearns Cos., Inc. ................................        1,000           50,687
    Charter One Financial, Inc. ............................        4,500          129,938
    Golden State Bancorp, Inc. .............................        2,000           62,875
    Hartford Financial Services Group, Inc. ................        2,000          141,250
    John Hancock Financial Services, Inc. ..................        3,000          112,875
    LandAmerica Financial Group, Inc. ......................        3,500          141,531
    Old Republic International Corp. .......................        2,000           64,000
    Protective Life Corp. ..................................        2,000           64,500
    Safeco Corp. ...........................................        2,500           82,188
    St. Paul Co., Inc. .....................................        2,000          108,625
    Washington Mutual, Inc. ................................        1,500           79,594
    Wesco Financial Corp. ..................................          400          112,700
                                                                            --------------
                                                                                 1,288,075
                                                                            --------------

  HEALTH CARE (3.8%)
    Abbott Laboratories ....................................        1,500           72,656
    *American Dental Partners, Inc. ........................        5,000           37,500
    *Boston Scientific Corp. ...............................        3,000           41,063
    *Edwards Lifesciences Corp. ............................        3,000           53,250
    Mylan Laboratories, Inc. ...............................        2,000           50,375
    Novartis AG ADR ........................................        2,000           89,500
    Omnicare, Inc. .........................................        1,000           21,625
                                                                            --------------
                                                                                   365,969
                                                                            --------------

  MEDIA/TELECOM SERVICES (2.7%)
    BellSouth Corp. ........................................        1,500           61,406
    Liberty Corp. ..........................................        1,800           73,237
    McClatchy Co., The .....................................        1,500           63,844
    *Metro-Goldwyn-Mayer, Inc. .............................        2,500           40,781
    *Sinclair Broadcast Group, Inc. (Class A) ..............        1,500           15,047
                                                                            --------------
                                                                                   254,315
                                                                            --------------

  REAL ESTATE INVESTMENTS TRUSTS (1.0%)
    Post Properties, Inc. ..................................        2,500           93,906
                                                                            --------------

  TECHNOLOGY (15.2%)
    *Andrew Corp. ..........................................        5,000          108,750
    Avnet, Inc. ............................................        1,700           36,550
    *BMC Software, Inc. ....................................        1,300           18,200
    Diebold, Inc. ..........................................        3,000          100,125
    *Extensity, Inc. .......................................       15,000           90,234
    *Gateway, Inc. .........................................        3,000           53,970
    General Motors Corp. (Class H) .........................        3,000           69,000
    Lockheed Martin Corp. ..................................        3,000          101,850


                                                                 SHARES OR
                                                                 PRINCIPAL
                                                                   AMOUNT          VALUE
------------------------------------------------------------------------------------------
    Lucent Technologies, Inc. ..............................        6,000   $       81,000
    Minnesota Mining & Manufacturing Co. ...................        1,500          180,750
    Motorola, Inc. .........................................        5,300          107,325
    *National Semiconductor Corp. ..........................        5,000          100,625
    *Parametric Technology Corp. ...........................        4,000           53,750
    Raytheon Co. (Class A) .................................        4,000          116,000
    *Remedy Corp. ..........................................        1,500           24,844
    Reynolds & Reynolds Co. ................................          500           10,125
    *Vitria Technology, Inc. ...............................       25,000          193,750
                                                                            --------------
                                                                                 1,446,848
                                                                            --------------

  TRANSPORTATION (1.3%)
    Kansas City Southern Industries, Inc. ..................        5,000           50,625
    Transportacion Maritima Mexicana SA
     De CV ADR .............................................        7,500           71,250
                                                                            --------------
                                                                                   121,875
                                                                            --------------

   UTILITIES - GAS/ELECTRIC/WATER (4.6%)
    *Azurix Corp. ..........................................        4,000           32,750
    California Water Service Group .........................        2,500           67,500
    CMS Energy Corp. .......................................        3,000           95,063
    Constellation Energy Group .............................        2,500          112,656
    Kansas City Power & Light Co. ..........................        2,000           54,875
    NiSource, Inc. .........................................        2,500           76,875
                                                                            --------------
                                                                                   439,719
                                                                            --------------
   Total Common Stocks
    (Cost $7,333,276) ......................................                     8,179,649
                                                                            --------------

REPURCHASE AGREEMENTS (11.5%)
    J.P. Morgan Securities, Inc.
     6.58% Dated 12/29/2000,
     due 01/02/2001 in the
     amount of $476,956
     Collateralized by U.S. Treasury Notes
     5.25% to 6.625% due
     05/15/2001 to 02/15/2006
     U.S. Treasury Bonds
     5.25% to 8.875% due
     08/15/2017 to 11/15/2028
     U.S. Treasury Bill due 03/01/2001 .....................   $  476,870          476,870
    Merrill Lynch
     6.59% dated 12/29/2000,
     due 01/02/2001 in the
     amount of $620,112
     Collateralized by U.S. Treasury Strips
     due 02/15/2006 to 05/15/2027 ..........................      620,000          620,000
                                                                            --------------


                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

COLUMBIA STRATEGIC VALUE FUND (CONT.)
December 31, 2000

                                                                  SHARES          VALUE
------------------------------------------------------------------------------------------
    Total Repurchase Agreements
     (Cost $1,096,870) .....................................                $    1,096,870
                                                                            --------------

TOTAL INVESTMENTS (97.4%)
 (Cost $8,430,146) .........................................                     9,276,519

OTHER ASSETS LESS LIABILITIES (2.6%) .......................                       249,979
                                                                            --------------

NET ASSETS (100.0%) ........................................                $    9,526,498
                                                                            ==============


*  Non-income producing

COLUMBIA BALANCED FUND
December 31, 2000

                                                                  SHARES          VALUE
------------------------------------------------------------------------------------------
COMMON STOCKS (59.0%)
  AUTO & HOUSING (0.3%)
    Masco Corp. ............................................      112,238   $    2,883,114
                                                                            --------------

  BANKS (6.8%)
    Bank of America Corp. ..................................      163,450        7,498,269
    Bank of New York Co., Inc. .............................      159,600        8,807,925
    Bank One Corp. .........................................       82,300        3,014,238
    Citigroup, Inc. ........................................      584,433       29,842,610
    Fifth Third Bancorp ....................................       68,800        4,110,800
    Washington Mutual, Inc. ................................      449,300       23,840,981
                                                                            --------------
                                                                                77,114,823
                                                                            --------------

  BROADCASTING (0.4%)
    *AT&T Corp. - Liberty Media Group
     (Class A) .............................................      319,728        4,336,311
                                                                            --------------

  BROKERS, MONEY MANAGERS (2.0%)
    American Express Co. ...................................      258,100       14,179,369
    Goldman Sachs Group, Inc. ..............................       22,800        2,438,175
    Morgan Stanley Dean Witter & Co. .......................       72,900        5,777,325
                                                                            --------------
                                                                                22,394,869
                                                                            --------------

  CABLE (0.8%)
    *Charter Communications, Inc. ..........................
     (Class A) .............................................      376,200        8,535,037
    Comcast Corp. (Class A Special) ........................       10,100          421,675
                                                                            --------------
                                                                                 8,956,712
                                                                            --------------

  COMPUTERS (1.0%)
    Compaq Computer Corp. ..................................      420,700        6,331,535
    *Sun Microsystems, Inc. ................................      156,850        4,372,194
                                                                            --------------
                                                                                10,703,729
                                                                            --------------

  COSMETICS, HOUSEHOLD PRODUCTS (1.5%)
    Clorox Co. .............................................      145,850   $    5,177,675
    Kimberly-Clark Corp. ...................................      165,750       11,716,867
                                                                            --------------
                                                                                16,894,542
                                                                            --------------

  ELECTRIC & NATURAL GAS (2.5%)
    Coastal Corp. ..........................................       93,900        8,292,544
    Dynegy, Inc. (Class A) .................................      174,150        9,763,284
    Exelon Corp. ...........................................      141,800        9,955,778
                                                                            --------------
                                                                                28,011,606
                                                                            --------------

  ELECTRICAL EQUIPMENT/DIVERSIFIED INDUSTRIES (5.4%)
    Corning, Inc. ..........................................      119,350        6,303,172
    Emerson Electric Co. ...................................       60,750        4,787,859
    General Electric Co. ...................................      482,500       23,129,844
    Honeywell International, Inc. ..........................      240,200       11,364,463
    Tyco International, Ltd. ...............................      284,552       15,792,636
                                                                            --------------
                                                                                61,377,974
                                                                            --------------

  ENERGY SERVICES (2.8%)
    *BJ Services Co. .......................................       36,250        2,496,718
    *Cooper Cameron Corp. ..................................       48,150        3,180,909
    *Global Marine, Inc. ...................................      150,100        4,259,088
    *Nabors Industries, Inc. ...............................      166,050        9,821,858
    *Noble Drilling Corp. ..................................      150,200        6,524,313
    *Weatherford International, Inc. .......................      100,500        4,748,625
                                                                            --------------
                                                                                31,031,511
                                                                            --------------

  FOOD & DRUG RETAIL (0.4%)
    Walgreen Co. ...........................................       96,400        4,030,725
                                                                            --------------

  HEALTH CARE (9.2%)
    Merck & Co., Inc. ......................................      236,350       22,128,269
    Pfizer, Inc. ...........................................      900,950       41,443,700
    Pharmacia Corp. ........................................      337,150       20,566,150
    Schering-Plough Corp. ..................................      339,950       19,292,162
                                                                            --------------
                                                                               103,430,281
                                                                            --------------

  INSURANCE - ASSET GATHERERS (0.5%)
    John Hancock Financial Services, Inc. ..................      152,750        5,747,219
                                                                            --------------

  INSURANCE - PROPERTY & CASUALTY (1.9%)
    American International Group, Inc. .....................      221,312       21,813,064
                                                                            --------------

  INTERNATIONAL INTEGRATED (0.8%)
    Exxon Mobil Corp. ......................................      104,987        9,127,307
                                                                            --------------

  MACHINERY (0.4%)
    Caterpillar, Inc. ......................................      100,564        4,757,934
                                                                            --------------

  MATERIALS (0.4%)
    International Paper Co. ................................      101,850        4,156,753
                                                                            --------------

  MEDIA (1.4%)
    *America Online, Inc. ..................................      116,350        4,048,980


                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                                                  SHARES          VALUE
------------------------------------------------------------------------------------------
    Time Warner, Inc. ......................................      217,475   $   11,360,894
                                                                            --------------
                                                                                15,409,874
                                                                            --------------

  MEDICAL DEVICES (2.1%)
    Baxter International, Inc. .............................      130,200       11,498,287
    *Guidant Corp. .........................................      234,150       12,629,466
                                                                            --------------
                                                                                24,127,753
                                                                            --------------

  MORTGAGE/FINANCE COMPANIES (0.8%)
    Freddie Mac ............................................      135,350        9,322,231
                                                                            --------------

  PERIPHERALS (0.7%)
    *EMC Corp. .............................................      117,050        7,783,825
                                                                            --------------

  POLLUTION CONTROL (0.4%)
    Waste Management, Inc. .................................      170,450        4,729,987
                                                                            --------------

  RETAIL (3.5%)
    Home Depot, Inc. .......................................      322,200       14,720,513
    Nike, Inc. (Class B) ...................................       54,275        3,029,223
    Wal-Mart Stores, Inc. ..................................      415,150       22,054,844
                                                                            --------------
                                                                                39,804,580
                                                                            --------------

  SEMICONDUCTORS (2.0%)
    *Broadcom Corp. ........................................       10,750          908,375
    Intel Corp. ............................................      386,950       11,705,238
    *Micron Technology, Inc. ...............................       88,500        3,141,750
    *Novellus Systems, Inc. ................................       56,200        2,019,688
    *PMC-Sierra, Inc. ......................................       17,550        1,379,868
    Texas Instruments, Inc. ................................       67,400        3,193,075
                                                                            --------------
                                                                                22,347,994
                                                                            --------------

  SOFTWARE (4.1%)
    *Amdocs, Ltd. ..........................................      130,300        8,632,375
    *BEA Systems, Inc. .....................................       53,750        3,618,047
    *Comverse Technology, Inc. .............................       88,600        9,624,175
    *Microsoft Corp. .......................................      276,000       12,006,000
    *Oracle Corp. ..........................................      279,300        8,117,156
    *Veritas Software Corp. ................................       42,550        3,723,125
                                                                            --------------
                                                                                45,720,878
                                                                            --------------

  TECHNOLOGY SERVICES (1.3%)
    *Celestica, Inc. .......................................      123,150        6,680,887
    *Computer Sciences Corp. ...............................       81,500        4,900,188
    *Flextronics International, Ltd. .......................      107,300        3,058,050
                                                                            --------------
                                                                                14,639,125
                                                                            --------------

  TELECOMMUNICATION SERVICES (2.9%)
    AT&T Corp. .............................................            5               87
    BellSouth Corp. ........................................      243,000        9,947,812
    *Nextel Communications, Inc. ...........................       99,600        2,465,100
    *Qwest Communications
     International, Inc. ...................................      213,616        8,758,256
    SBC Communications, Inc. ...............................      186,100        8,886,275

                                                                SHARES OR
                                                                PRINCIPAL
                                                                 AMOUNT           VALUE
------------------------------------------------------------------------------------------
    *Worldcom, Inc. ........................................      181,350   $    2,538,900
                                                                            --------------
                                                                                32,596,430
                                                                            --------------

  TELECOMMUNICATIONS EQUIPMENT (2.7%)
    *Avaya, Inc. ...........................................       16,354          168,650
    *Cisco Systems, Inc. ...................................      383,750       14,678,438
    Nokia Corp. ............................................      213,400        9,282,900
    Nortel Networks Corp. ..................................       95,650        3,066,778
    *Tellabs, Inc. .........................................       65,850        3,720,525
                                                                            --------------
                                                                                30,917,291
                                                                            --------------
   Total Common Stocks
    (Cost $535,043,256) ....................................                   664,168,442
                                                                            --------------

BONDS (37.8%)
U.S. GOVERNMENT SECURITIES (13.4%)
  U.S. TREASURY NOTES & BONDS (3.7%)
    U.S. Treasury Bonds
     8.875% 08/15/2017 .....................................  $23,255,000       31,594,099
    U.S. Treasury Inflation Index Bonds
     3.375% 01/15/2007 .....................................   10,213,074       10,023,175
                                                                            --------------
                                                                                41,617,274
                                                                            --------------

  U.S. AGENCY BONDS (1.2%)
    Federal Home Loan Bank
     6.875% 07/18/2002 .....................................    9,700,000        9,865,191
    Federal National Mortgage Association
     7.125% 06/15/2010 .....................................    3,590,000        3,880,575
                                                                            --------------
                                                                                13,745,766
                                                                            --------------

  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) (5.2%)
    7.00% 01/15/2028 - 04/15/2028 ..........................    5,625,272        5,649,882
    7.50% 08/15/2029 - 11/15/2030 ..........................    5,048,638        5,136,989
    8.00% 10/15/2026 - 12/15/2030 ..........................   46,538,750       47,774,936
                                                                            --------------
                                                                                58,561,807
                                                                            --------------

  FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) (0.0%)
    7.50% 09/01/2030 .......................................      269,401          273,442
                                                                            --------------

  FEDERAL HOUSING ADMINISTRATION (FHA) (0.3%)
    FHA Insured Project Pool #55
     7.43% 04/01/2022 ......................................    1,472,652        1,510,179
    FHA Insured Project Pool #53-43077
     9.125% 07/25/2033 .....................................    1,576,520        1,635,910
                                                                            --------------
                                                                                 3,146,089
                                                                            --------------

  AGENCY COLLATERALIZED MORTGAGE OBLIGATION (3.0%)
    GNMA Gtd. Remic Pass Thru Secs .........................
     Remic Tr. 2000-6 Cl. VC
     7.50% 04/20/2017 ......................................    5,652,000        5,848,011
    FNMA Gtd. Remic Pass Thru Ctf ..........................
     Remic Tr. 1994-10 Cl. UU
     6.50% 01/25/2024 ......................................    2,255,000        2,170,947


                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

COLUMBIA BALANCED FUND (CONT.)
December 31, 2000

                                                                PRINCIPAL
                                                                  AMOUNT          VALUE
------------------------------------------------------------------------------------------
     Remic Tr. 1994-43 Cl. E
     6.50% 02/25/2024 ......................................  $ 1,432,843   $    1,424,892
     Remic Tr. 1998-63 Cl. PG
     6.00% 03/25/2027 ......................................    4,450,000        4,328,582
     Remic Tr. 1997-68 Cl. PJ
     7.00% 10/18/2027 ......................................    3,000,000        3,049,480
    FHLMC Multiclass Mtg. Partn. Ctfs.
     Gtd. Series 2235 Cl. VN
     7.00% 06/15/2014 ......................................    3,980,000        4,081,604
     Gtd. Series 2116 Cl. VC
     6.00% 11/15/2014 ......................................    6,440,000        6,181,030
     Gtd. Series 2114 Cl. QD
     5.75% 06/15/2021 ......................................    2,500,000        2,469,962
     Gtd. Series 2065 Cl. PB
     6.25% 01/15/2024 ......................................    1,083,000        1,079,479
     Gtd. Series 2114 Cl. PF
     6.00% 04/15/2027 ......................................    3,000,000        2,927,714
                                                                            --------------
                                                                                33,561,701
                                                                            --------------

   Total U.S. Government Securities
    (Cost $146,016,708) ....................................                   150,906,079
                                                                            --------------

CORPORATE NOTES & BONDS (16.0%)
  INDUSTRIAL (7.3%)
    Alcoa, Inc., Series B
     6.50% 06/15/2018 ......................................    3,050,000        2,856,264
    Allied Waste North America, Inc.
     Senior Subordinated Notes, Series B
     10.00% 08/01/2009 .....................................    1,000,000          935,000
    Ball Corp.
     Senior Notes
     7.75% 08/01/2006 ......................................      850,000          818,125
    B.P. Amoco PLC
     5.90% 04/15/2009 ......................................    2,075,000        2,030,720
    Buckeye Technologies, Inc.
     Senior Subordinated Notes
     8.50% 12/15/2005 ......................................      600,000          573,750
    Burlington Northern Sante Fe Corp.
     7.125% 12/15/2010 .....................................    2,150,000        2,185,518
    Canadian National Railway Co.
     6.45% 07/15/2006 ......................................      675,000          668,993
    Series 1997-A2
     7.195% 01/02/2016 .....................................    1,200,000        1,139,328
    Charter Communications Holdings
     LLC/Charter Communications Holdings
     Capital Corp.
     8.25% 04/01/2007 ......................................    2,000,000        1,820,000
    Coca-Cola Enterprises, Inc.
     6.75% 01/15/2038 ......................................  $ 3,050,000   $    2,828,539
    Computer Sciences Corp.
     7.50% 08/08/2005 ......................................    3,900,000        3,984,903
    Cox Communications, Inc.
     7.00% 08/15/2001 ......................................    2,950,000        2,963,717
    Cox Enterprises, Inc. (144A)
     8.00% 02/15/2007 ......................................      700,000          719,550
    CSC Holdings, Inc.
     7.875% 12/15/2007 .....................................    3,500,000        3,483,445
    Diageo Capital plc
     6.625% 06/24/2004 .....................................    4,000,000        4,037,040
    Dow Chemical Co.
     7.375% 11/01/2029 .....................................    2,225,000        2,227,514
    Federal Express Corp. Pass Thru Trust
     Series 1997-1C
     7.65% 01/15/2014 ......................................    2,012,391        2,026,236
    Gulf Canada Resources Ltd.
     Senior Subordinated Debentures
     9.625% 07/01/2005 .....................................    2,500,000        2,571,875
    HCA-The Healthcare Co.
     6.91% 06/15/2005 ......................................    1,450,000        1,402,875
    Heritage Media Corp.
     Senior Subordinated Notes
     8.75% 02/15/2006 ......................................    1,000,000          967,500
    Hewlett-Packard Co.
     7.15% 06/15/2005 ......................................    4,000,000        4,132,136
    Honeywell International, Inc.
     7.50% 03/01/2010 ......................................    2,120,000        2,287,590
    International Paper Co. (144A)
     8.00% 07/08/2003 ......................................    1,700,000        1,763,682
    Jones Intercable, Inc.
     8.875% 04/01/2007 .....................................    1,425,000        1,512,823
    Lear Corp.
     Senior Notes, Series B
     7.96% 05/15/2005 ......................................    2,000,000        1,888,524
    Lowe's Cos., Inc.
     6.50% 03/15/2029 ......................................    2,825,000        2,349,637
    Park Place Entertainment Corp.
     Senior Subordinated Notes
     9.375% 02/15/2007 .....................................    1,825,000        1,879,750
    Phillips Petroleum Co.
     8.50% 05/25/2005 ......................................    3,090,000        3,342,916
    Shaw Communications, Inc.
     8.25% 04/11/2010 ......................................    1,400,000        1,472,618
    Teekay Shipping Corp.
     Gtd. 1st Pfd. Ship. Mtg. Notes
     8.32% 02/01/2008 ......................................    1,000,000          958,750


                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                                                PRINCIPAL
                                                                  AMOUNT          VALUE
------------------------------------------------------------------------------------------
    Tenet Healthcare Corp.
     Senior Notes
     8.00% 01/15/2005 ......................................   $1,500,000   $    1,518,750
    Time Warner, Inc.
     7.975% 08/15/2004 .....................................    4,303,000        4,500,426
    Tyco International Group SA
     6.25% 06/15/2003 ......................................    4,500,000        4,436,235
    United Technologies Corp.
     6.50% 06/01/2009 ......................................    1,685,000        1,688,977
     7.125% 11/15/2010 .....................................    1,660,000        1,751,566
    USA Waste Services, Inc.
     6.125% 07/15/2001 .....................................    6,585,000        6,540,222
                                                                            --------------
                                                                                82,265,494
                                                                            --------------

  FINANCIAL (3.3%)
    Bank of America Corp.
     6.625% 06/15/2004 .....................................    2,100,000        2,118,438
    Bank One Corp.
     7.875% 08/01/2010 .....................................    2,950,000        3,072,986
    Chase Manhattan Corp.
     Medium Term Notes, Series C
     6.75% 12/01/2004 ......................................    4,250,000        4,302,317
    CIT Group, Inc.
     7.625% 08/16/2005 .....................................    4,500,000        4,575,915
    Citigroup, Inc.
     7.25% 10/01/2010 ......................................    2,000,000        2,068,580
    Ford Motor Credit Co.
     6.70% 07/16/2004 ......................................    3,500,000        3,498,005
     7.375% 10/28/2009 .....................................    3,585,000        3,575,966
    First Union National Bank
     7.80% 08/18/2010 ......................................    2,900,000        2,991,698
    Lehman Brothers, Inc.
     7.00% 10/01/2002 ......................................    2,200,000        2,215,554
    Morgan Stanley Dean Witter & Co.
     7.75% 06/15/2005 ......................................    4,200,000        4,419,450
    Travelers Property Casualty Corp.
     6.75% 11/15/2006 ......................................    2,350,000        2,354,794
    Wells Fargo & Co.
     7.25% 08/24/2005 ......................................    2,000,000        2,074,360
                                                                            --------------
                                                                                37,268,063
                                                                            --------------

  UTILITIES (3.6%)
    Arizona Public Service Co.
     5.875% 02/15/2004 .....................................    4,100,000        4,015,417
    Calpine Corp.
     Senior Notes
     7.625% 04/15/2006 .....................................    1,000,000          955,280
    Coastal Corp.
     6.50% 05/15/2006 ......................................  $ 3,300,000   $    3,270,894
     7.625% 09/01/2008 .....................................    1,950,000        2,043,015
    FPL Group Capital, Inc.
     6.875% 06/01/2004 .....................................      375,000          378,379
    Kinder Morgan Energy Partners L.P.
     8.00% 03/15/2005 ......................................    3,900,000        4,107,519
    MCI Worldcom, Inc.
     7.55% 04/01/2004 ......................................    2,400,000        2,414,184
     8.875% 01/15/2006 .....................................    1,000,000        1,032,960
    MidAmerican Funding Corp.
     5.85% 03/01/2001 ......................................    3,775,000        3,768,284
    National Rural Utilities
     Cooperative Finance Corp.
     6.55% 11/01/2018 ......................................    4,295,000        3,929,225
    Qwest Communications International, Inc.
     Senior Discount Notes
     0.00% to 10/15/2002
     then 9.470% to 10/15/2007 .............................    2,000,000        1,800,260
    TCI Communications, Inc.
     8.00% 08/01/2005 ......................................    1,900,000        1,960,420
    Texas Eastern Transmission
     7.30% 12/01/2010 ......................................    2,000,000        2,064,340
    TXU Eastern Funding Co.
     6.45% 05/15/2005 ......................................    4,200,000        4,090,552
    Verizon Global Funding (144A)
     7.25% 12/01/2010 ......................................    2,700,000        2,756,538
    Vodafone Group PLC
     7.75% 02/15/2010 ......................................    2,000,000        2,110,040
                                                                            --------------
                                                                                40,697,307
                                                                            --------------

  INTERNATIONAL (1.8%)
    British Columbia Province
     5.375% 10/29/2008 .....................................    2,150,000        2,057,657
    Government of Canada
     5.25% 11/05/2008 ......................................    4,300,000        4,115,659
    Kingdom of Spain
     7.00% 07/19/2005 ......................................    4,050,000        4,235,401
    Korea Development Bank
     6.625% 11/21/2003 .....................................      775,000          760,895
     7.125% 04/22/2004 .....................................    2,375,000        2,357,188
    Quebec Province
     6.50% 01/17/2006 ......................................    3,100,000        3,147,988
     7.125% 02/09/2024 .....................................    2,000,000        2,041,160
    United Mexican States
     9.875% 02/01/2010 .....................................    1,000,000        1,073,000
                                                                            --------------
                                                                                19,788,948
                                                                            --------------
   Total Corporate Notes & Bonds
    (Cost $177,694,786) ....................................                   180,019,812
                                                                            --------------


                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

COLUMBIA BALANCED FUND (CONT.)
December 31, 2000

                                                                PRINCIPAL
                                                                  AMOUNT          VALUE
------------------------------------------------------------------------------------------
OTHER SECURITIZED LOANS (8.2%)
  ASSET BACKED SECURITIES (3.8%)
    Cityscape Home Equity Loan Trust
     Series 1997-B Cl. A7
     7.41% 05/25/2028 ......................................   $3,499,728   $    3,576,745
    Cityscape Home Loan Owner Trust
     Series 1997-4 Cl. A4
     7.44% 10/25/2018 ......................................    5,000,000        5,123,809
    Contimortgage Home Equity Loan Trust
     Series 1999-1 Cl. A6
     6.85% 10/25/2029 ......................................    2,235,000        2,180,688
    First Alliance Mortgage Trust
     Series 1996-1 Cl. A1
     7.34% 06/20/2027 ......................................      617,341          622,298
    Green Tree Financial Corp.
     Series 1998-4 Cl. A7
     6.87% 02/01/2030 ......................................      505,000          488,354
    IMC Home Equity Loan Trust
     Series 1997-3 Cl. A6
     7.52% 08/20/2028 ......................................    2,310,000        2,381,617
     Series 1997-5 Cl. A9
     7.31% 11/20/2028 ......................................    2,180,000        2,254,273
    Merit Securities Corp.
     Series 13 Cl. A4
     7.88% 12/28/2033 ......................................    2,550,000        2,651,181
    New Century Home Equity Loan Trust
     Series 1997-NC5 Cl. A5
     7.13% 10/25/2028 ......................................   11,760,000       11,945,220
    Salomon Brothers Mortgage Securities VII, Inc.
     Series 1996-LB2 Cl. A8
     7.80% 10/25/2026 ......................................    2,800,000        2,904,850
    Series 1998-AQ1 Cl. A5
     7.15% 06/25/2028 ......................................    3,000,000        3,049,964
    The Money Store Residential Trust
     Series 1997-II Cl. A4
     7.385% 03/15/2029 .....................................    3,862,000        3,951,043
    UCFC Funding Corp.
     Series 1997-1 Cl. A3
     7.055% 09/15/2013 .....................................    1,542,094        1,545,999
                                                                            --------------
                                                                                42,676,041
                                                                            --------------

  COLLATERALIZED MORTGAGE OBLIGATIONS (3.0%)
    **Bear Stearns Mortgage Securities, Inc.
     Series 1996-2 Cl. A1
     5.55% 01/25/2025 ......................................    3,234,662        3,032,781
    CMC Securities Corp. IV
     Series 1997-2 Cl. 1A12
     7.25% 11/25/2027 ......................................  $ 7,235,000   $    7,406,831
    First Nationwide Trust
     Series 2000-1 Cl. 2A3
     8.00% 10/25/2030 ......................................    4,900,000        5,100,582
    Headlands Mortgage Securities, Inc.
     Series 1997-3 Cl. 1A6
     7.00% 07/25/2027 ......................................    5,360,000        5,407,168
    PNC Mortgage Securities Corp.
     Series 1997-4 Cl. 2PP2
     7.50% 07/25/2027 ......................................    2,750,000        2,832,854
     Series 1999-5 Cl. 2A6
     6.75% 07/25/2029 ......................................    2,150,611        2,134,700
    Residential Asset Securitization Trust
     Series 1998-A8 Cl. A2
     6.75% 08/25/2028 ......................................      910,715          910,502
   **Saco I, Inc. (144A)
     Series 1995-1 Cl. A
     5.84% 09/25/2024 ......................................    2,214,877        2,129,374
    Structured Asset Securities Corp.
     Series 1999-ALS2 Cl. A2
     6.75% 07/25/2029 ......................................    5,442,677        5,432,530
                                                                            --------------
                                                                                34,387,322
                                                                            --------------

  COMMERCIAL MORTGAGE BACKED SECURITIES (1.4%)
    Commercial Capital Access One, Inc. (144A)
     Series 3A Cl. A2
     6.615% 11/15/2028 .....................................    6,460,000        6,494,288
    Morgan Stanley Capital I, Inc.
     Series 1999-CAM1 Cl. A3
     6.92% 11/15/2008 ......................................    5,560,000        5,726,849
    Nationslink Funding Corp.
     Series 1999-Sl Cl. A5
     6.888% 06/10/2007 .....................................    3,560,000        3,627,345
                                                                            --------------
                                                                                15,848,482
                                                                            --------------
   Total Other Securitized Loans
    (Cost $91,059,102) .....................................                    92,911,845
                                                                            --------------

  TAXABLE MUNICIPAL BONDS (0.2%)
    Chicago Illinois Tax Increment
     Taxable Allocation Central Loop B
     6.375% 06/01/2003
     (Cost $2,327,535) .....................................    2,250,000        2,268,495
                                                                            --------------
    Total Bonds
     (Cost $417,098,131) ...................................                   426,106,231
                                                                            --------------


                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                                                PRINCIPAL
                                                                  AMOUNT          VALUE
------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT (4.1%)
    J.P. Morgan Securities, Inc.
     6.58% Dated 12/29/2000,
     due 01/02/2001 in the
     amount of $46,403,607
     Collateralized by U.S. Treasury Notes
     5.25% to 6.625% due
     05/15/2001 to 02/15/2006
     U.S. Treasury Bonds
     5.25% to 8.875% due
     08/15/2017 to 11/15/2028
     U.S. Treasury Bill due 03/01/2001
     (Cost $46,395,242) ....................................   $46,395,242  $   46,395,242
                                                                            --------------

TOTAL INVESTMENTS (100.9)
 (Cost $998,536,629) .......................................                 1,136,669,915

OTHER ASSETS LESS LIABILITIES (-0.9%) ......................                    (9,816,176)
                                                                            --------------

NET ASSETS (100.0%) ........................................                $1,126,853,739
                                                                            ==============


*  Non-income producing.
** Variable rate security - the rate reported is the rate in effect as of December 31, 2000

COLUMBIA SHORT TERM BOND FUND
December 31, 2000

                                                                PRINCIPAL
                                                                  AMOUNT          VALUE
------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (29.6%)
  U.S. TREASURY NOTES (7.3%)
    6.125% 12/31/2001 ......................................   $2,600,000   $    2,614,625
                                                                            --------------

  U.S. AGENCY BONDS (4.8%)
    Federal Home Loan Bank
     6.875% 07/18/2002 .....................................      700,000          711,921
    Federal National Mortgage Association
     7.125% 06/15/2010 .....................................      930,000        1,005,274
                                                                            --------------
                                                                                 1,717,195
                                                                            --------------
  FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) (16.0%)
    7.50% 07/01/2015 - 11/01/2015 ..........................    5,621,431        5,746,156
                                                                            --------------

  AGENCY COLLATERALIZED MORTGAGE OBLIGATION (1.5%)
    FNMA Gtd. Remic Pass Thru Ctf.
     Remic Tr. 1991-146 Cl. Z
     8.00% 10/25/2006 ......................................      161,262          163,734
    FHLMC Multiclass Mtg. Partn. Ctfs.
     Gtd. Series 1138 Cl. G
     8.50% 09/15/2006 ......................................   $  359,854   $      372,111
                                                                            --------------
                                                                                   535,845
                                                                            --------------
   Total U.S. Government Securities
    (Cost 10,446,580) ......................................                    10,613,821
                                                                            --------------

CORPORATE NOTES (37.0%)
  INDUSTRIAL (13.4%)
    Alcoa, Inc.
     7.25% 08/01/2005 ......................................      750,000          782,835
    Computer Sciences Corp.
     7.50% 08/08/2005 ......................................      435,000          444,470
    Conoco, Inc.
     5.90% 04/15/2004 ......................................      500,000          496,485
    Dow Chemical Co.
     7.00% 08/15/2005 ......................................      750,000          775,897
    International Paper Co. (144A)
     8.00% 07/08/2003 ......................................      500,000          518,730
    Pepsi Bottling Holdings, Inc. (144A)
     5.375% 02/17/2004 .....................................      750,000          732,733
    Phillips Petroleum Co.
     8.50% 05/25/2005 ......................................      500,000          540,925
    Tyco International Group S.A.
     6.125% 06/15/2001 .....................................      500,000          499,665
                                                                            --------------
                                                                                 4,791,740
                                                                            --------------

  FINANCIAL (14.1%)
    Associates Corp. N.A.
     5.80% 04/20/2004 ......................................      750,000          737,257
    Bank of America Corp.
     6.625% 06/15/2004 .....................................      750,000          756,585
    Equitable Cos., Inc.
     9.00% 12/15/2004 ......................................      700,000          755,342
    First Union Corp.
     7.55% 08/18/2005 ......................................      750,000          773,445
    Ford Motor Credit Co.
     7.25% 01/15/2003 ......................................      750,000          762,938
    Morgan Stanley Dean Witter & Co.
     7.75% 06/15/2005 ......................................      750,000          789,188
    Simon Property Group L.P.
     6.625% 06/15/2003 .....................................      500,000          491,095
                                                                            --------------
                                                                                 5,065,850
                                                                            --------------

  UTILITIES (6.3%)
    Arizona Public Service Co.
     5.875% 02/15/2004 .....................................      500,000          489,685
    FPL Group Capital, Inc.
     7.625% 09/15/2006 .....................................      500,000          525,590
    MCI Communications Corp.
     6.125% 04/15/2002 .....................................      750,000          747,390


                 See Accompanying Notes to Financial Statements

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

COLUMBIA SHORT TERM BOND FUND (CONT.)
December 31, 2000

                                                                PRINCIPAL
                                                                  AMOUNT          VALUE
------------------------------------------------------------------------------------------
    TXU Eastern Funding Co.
     6.45% 05/15/2005 ......................................   $  500,000   $      486,971
                                                                            --------------
                                                                                 2,249,636
                                                                            --------------

  INTERNATIONAL (3.2%)
    Korea Development Bank
     7.125% 04/22/2004 .....................................      350,000          347,375
    Ontario Province
     7.625% 06/22/2004 .....................................      750,000          790,222
                                                                            --------------
                                                                                 1,137,597
                                                                            --------------
   Total Corporate Notes
    (Cost $12,982,662) .....................................                    13,244,823
                                                                            --------------

OTHER SECURITIZED LOANS (29.7%)
  ASSET BACKED SECURITIES (18.8%)
    IMC Home Equity Loan Trust
     Series 1997-3 Cl. A7
     7.08% 08/20/2028 ......................................      815,803          829,316
    *Keycorp Student Loan Trust
     Series 1996-A Cl. A2
     6.51% 08/27/2025 ......................................    1,141,509        1,129,061
    Mellon Bank Home Equity
     Installment Loan Trust
     Series 1998-1 Cl. A3
     6.32% 06/25/2012 ......................................    1,250,000        1,247,169
    *SLM Student Loan Trust
     Series 1996-3 Cl. A2
     6.54% 10/26/2009 ......................................    1,200,000        1,190,166
    *SMS Student Loan Trust
     Series 1997-A Cl. A
     6.46% 10/27/2025 ......................................    1,320,000        1,302,292
    TMS Home Equity Loan Trust
     Series 1996-C Cl. A7
     7.91% 12/15/2027 ......................................    1,000,000        1,028,955
                                                                            --------------
                                                                                 6,726,959
                                                                            --------------

  COLLATERALIZED MORTGAGE OBLIGATIONS (9.0%)
    Ocwen Residential MBS Corp. (144A)
     Series 1998-R1 Cl. A1
     7.00% 10/25/2040 ......................................    1,037,898        1,034,992
    *PNC Mortgage Securities Corp. (144A)
     Series 1996-PR1 Cl. A
     6.94% 04/28/2027 ......................................      175,682          167,808
    PNC Mortgage Securities Corp.
     Series 1999-5 Cl. 2A6
     6.75% 07/25/2029 ......................................    1,013,976        1,006,475
    Structured Asset Securities Corp.
     Series 1999-ALS2 Cl. A2
     6.75% 07/25/2029 ......................................  $ 1,039,305   $    1,037,367
                                                                            --------------
                                                                                 3,246,642
                                                                            --------------

  COMMERCIAL MORTGAGE BACKED SECURITIES (1.9%)
    Morgan Stanley Capital I, Inc.
     Series 1999-CAM1 Cl. A3
     6.92% 11/15/2008 ......................................      300,000          309,003
    Prudential Securities Secured Financing Corp.
     Series 1999-C2 Cl. A2
     7.193% 04/15/2009 .....................................      350,000          363,746
                                                                            --------------
                                                                                   672,749
                                                                            --------------
   Total Other Securitized Loans
    (Cost $10,514,132) .....................................                    10,646,350
                                                                            --------------

  REPURCHASE AGREEMENT (2.5%)
    J.P. Morgan Securities, Inc.
     6.58% Dated 12/29/2000,
     due 01/02/2001 in the
     amount of $911,835
     Collateralized by U.S. Treasury Notes
     5.25% to 6.625% due
     05/15/2001 to 02/15/2006
     U.S. Treasury Bonds
     5.25% to 8.875% due
     08/15/2017 to 11/15/2028
     U.S. Treasury Bill due 03/01/2001
     (Cost $911,671) .......................................      911,671          911,671
                                                                            --------------

TOTAL INVESTMENTS (98.8%)
 (Cost $34,855,045) ........................................                    35,416,665

OTHER ASSETS LESS LIABILITIES (1.2%) .......................                       439,675
                                                                            --------------

NET ASSETS (100.0%) ........................................                $   35,856,340
                                                                            ==============

* Variable rate security - the rate reported is the rate in effect as of December 31, 2000.

                 See Accompanying Notes to Financial Statements

SCHEDULE OF INVESTMENTS
-------------------------------------------------------------------------------

COLUMBIA FIXED INCOME SECURITIES FUND
December 31, 2000

                                                                      PRINCIPAL
                                                                        AMOUNT            VALUE
---------------------------------------------------------------------------------------------------
 U.S. GOVERNMENT SECURITIES (37.8%)
  U.S. TREASURY NOTES & BONDS (9.0%)
    U.S. Treasury Inflation Index Bonds
     3.375% 01/15/2007 .....................................         $ 10,108,747    $    9,920,788
    U.S. Treasury Bonds

     8.875% 08/15/2017 .....................................           17,780,000        24,155,798
                                                                                      -------------
                                                                                         34,076,586
                                                                                      -------------
  U.S. AGENCY BONDS (1.1%)
    Federal Home Loan Bank

     6.875% 07/18/2002 .....................................            4,000,000         4,068,120
                                                                                      -------------

  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) (11.7%)
    8.00% 07/15/2027 - 12/15/2030 ..........................           43,181,164        44,328,164
                                                                                      -------------

  FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) (1.5%)
    7.00% 08/01/2030 - 12/01/2030 ..........................            3,599,642         3,607,516
    7.50% 11/01/2030 .......................................            1,926,856         1,956,361
                                                                                      -------------
                                                                                          5,563,877
                                                                                      -------------

  FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) (1.4%)
    7.00% 12/01/2029 - 11/01/2030 ..........................            4,914,152         4,910,144
    7.50% 09/01/2030 .......................................              618,624           627,903
                                                                                      -------------
                                                                                          5,538,047
                                                                                      -------------

  FEDERAL HOUSING ADMINISTRATION (FHA) (0.6%)
    FHA Insured Project Pool #051-11078
     8.35% 04/01/2030 ......................................            2,174,586         2,282,059
                                                                                      -------------

  AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (12.5%)
    GNMA Gtd. Remic Pass Thru Secs.
     Remic TR. 1999-14 Cl. VD
     6.00% 03/20/2014 ......................................            4,400,000         4,260,498
     Remic TR. 2000-15 Cl. PD
     7.50% 05/20/2026 ......................................            8,302,500         8,572,331
    FNMA Gtd. Remic Pass Thru Ctf.
     Remic TR. 1999-19 Cl. PF
     6.00% 06/25/2024 ......................................            1,480,000         1,458,400
     Remic TR. 1998-61 Cl. PK
     6.00% 12/25/2026 ......................................            1,530,000         1,496,871
    FHLMC GNMA Multiclass Mtg. Partn. Ctfs.
     Gtd. Series 24 Cl. J
     6.25% 11/25/2023 ......................................            2,310,000         2,258,221
     Gtd. Series 37 Cl. Z
     6.00% 07/17/2024 ......................................            2,821,759         2,697,884
    FHLMC Multiclass Mtg. Partn. Ctfs.
     Gtd. Series 2235 Cl. VN
     7.00% 06/15/2014 ......................................            4,680,000         4,799,474
     Gtd. Series 2116 Cl. VC
     6.00% 11/15/2014 ......................................            6,560,000         6,296,205
     Gtd. Series 1558 Cl. C
     6.50% 07/15/2023 ......................................         $  2,991,000    $    2,977,506
     Gtd. Series 2065 Cl. PB
     6.25% 01/15/2024 ......................................            1,050,000         1,046,586
     Gtd. Series 2085 Cl. PD
     6.25% 11/15/2026 ......................................            2,251,000         2,207,364
     Gtd. Series 2114 Cl. PF
     6.00% 04/15/2027 ......................................            2,480,000         2,420,244
     Gtd. Series 2113 Cl. MU
     6.50% 08/15/2027 ......................................            2,130,000         2,125,505
     Gtd. Series 2136 Cl. PE
     6.00% 01/15/2028 ......................................            4,910,000         4,790,549
                                                                                      -------------
                                                                                         47,407,638
                                                                                      -------------
   Total U.S. Government Securities
    (Cost $ 138,532,774) ...................................                            143,264,491
                                                                                      -------------

CORPORATE NOTES & BONDS (43.5%)
  INDUSTRIAL (23.0%)

    Alcoa, Inc., Series B
     6.50% 06/15/2018 ......................................            2,325,000         2,177,316
    Allied Waste North America, Inc.
     10.00% 08/01/2009 .....................................            1,000,000           935,000
    Anadarko Petroleum Corp.
     6.625% 01/15/2028 .....................................            3,125,000         2,855,844
    Anheuser-Busch Cos., Inc.
     5.75% 04/01/2010 ......................................            3,800,000         3,677,526
    Ball Corp.
     7.75% 08/01/2006 ......................................              850,000           818,125
    B.P. Amoco plc
     5.90% 04/15/2009 ......................................            1,800,000         1,761,588
    Buckeye Technologies, Inc.
     8.50% 12/15/2005 ......................................              500,000           478,125
    Burlington Northern Sante Fe Corp.
     7.125% 12/15/2010 .....................................            1,900,000         1,931,388
    Charter Communications Holdings L.L.C./
     Charter Communications Holdings
     Capital Corp.
     8.25% 04/01/2007 ......................................            2,000,000         1,820,000
    Coca-Cola Enterprises, Inc.
     6.75% 01/15/2038 ......................................            3,850,000         3,570,451
    Computer Sciences Corp.
     7.50% 08/08/2005 ......................................            3,500,000         3,576,195
    Cox Enterprises, Inc. (144A)
     8.00% 02/15/2007 ......................................              400,000           411,172
    CSC Holdings, Inc.
     7.875% 12/15/2007 .....................................            3,000,000         2,985,810


               See Accompanying Notes to Financial Statements

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

COLUMBIA FIXED INCOME SECURITIES FUND
(CONT.)
December 31, 2000

                                                                      PRINCIPAL
                                                                        AMOUNT            VALUE
---------------------------------------------------------------------------------------------------
    Diageo Capital plc
     6.625% 06/24/2004 .....................................         $ 3,550,000     $    3,582,873
    Dow Chemical Co.
     7.375% 11/01/2029 .....................................           2,650,000          2,652,994
    Federal Express Corp. Pass Thru Trust
     Series 1997-1C
     7.65% 01/15/2014 ......................................           2,103,863          2,118,338
    Gulf Canada Resources Ltd.
     9.625% 07/01/2005 .....................................           1,900,000          1,954,625
    HCA-The Healthcare Co.
     6.91% 06/15/2005 ......................................             500,000            483,750
    Heritage Media Corp.
     8.75% 02/15/2006 ......................................           1,750,000          1,693,125
    Hewlett-Packard Co.
     7.15% 06/15/2005 ......................................           3,485,000          3,600,123
    Honeywell International, Inc.
     7.50% 03/01/2010 ......................................           2,100,000          2,266,009
    ICI Wilmington, Inc.
     7.05% 09/15/2007 ......................................           3,805,000          3,636,857
    International Paper Co. (144A)
     8.00% 07/08/2003 ......................................           1,850,000          1,919,301
    Kroger Co., Series B
     6.34% 06/01/2001 ......................................           2,450,000          2,444,706
    Lear Corp.
     7.96% 05/15/2005 ......................................           1,500,000          1,416,393
    Lowe's Cos., Inc.
     6.50% 03/15/2029 ......................................           2,200,000          1,829,806
    Park Place Entertainment Corp.
     9.375% 02/15/2007 .....................................           2,725,000          2,806,750
    Pepsi Bottling Holdings, Inc. (144A)
     5.625% 02/17/2009 .....................................           5,000,000          4,768,200
    Phillips Petroleum Co.
     8.50% 05/25/2005 ......................................           3,625,000          3,921,706
    Precision Castparts Corp.
     8.75% 03/15/2005 ......................................           2,025,000          2,117,976
    Tenet Healthcare Corp.
     8.625% 12/01/2003 .....................................             990,000          1,014,750
     8.00% 01/15/2005 ......................................             500,000            506,250
    Time Warner, Inc.
     7.975% 08/15/2004 .....................................           3,875,000          4,052,789
    Tyco International Group S.A.
     6.25% 06/15/2003 ......................................           3,075,000          3,031,427
    United Technologies Corp.
     7.125% 11/15/2010 .....................................           3,000,000          3,165,480
    USA Waste Services, Inc.
     6.125% 07/15/2001 .....................................           5,250,000          5,214,300
                                                                                      -------------
                                                                                         87,197,068
                                                                                      -------------

  FINANCIAL (8.7%)
    Bank One Corp.
     7.875% 08/01/2010 .....................................         $ 2,360,000     $    2,458,388
    Chase Manhattan Corp.
     Medium Term Notes, Series C
     6.75% 12/01/2004 ......................................           4,000,000          4,049,240
    CIT Group, Inc.
     7.50% 11/14/2003 ......................................           2,000,000          2,046,960
    Citigroup, Inc.
     7.25% 10/01/2010 ......................................           1,500,000          1,551,435
    Equitable Cos., Inc.
     9.00% 12/15/2004 ......................................             980,000          1,057,479
    First Union National Bank
     7.80% 08/18/2010 ......................................           2,235,000          2,305,671
    Ford Motor Credit Co.
     6.70% 07/16/2004 ......................................           5,700,000          5,696,751
    Lehman Brothers Holdings, Inc.
     6.50% 10/01/2002 ......................................           4,100,000          4,095,572
    Morgan Stanley Dean Witter & Co.
     7.75% 06/15/2005 ......................................           3,775,000          3,972,244
    Simon Property Group L.P.
     6.625% 06/15/2003 .....................................           2,050,000          2,013,490
    Wells Fargo & Co.
     6.625% 07/15/2004 .....................................           3,750,000          3,801,412
                                                                                      -------------
                                                                                         33,048,642
                                                                                      -------------

  UTILITIES (7.9%)
    Calpine Corp.
     7.625% 04/15/2006 .....................................             450,000            429,876
     8.75% 07/15/2007 ......................................           1,000,000            994,400
    Coastal Corp.
     7.625% 09/01/2008 .....................................           2,100,000          2,200,170
    Flag Ltd.
     8.25% 01/30/2008 ......................................             500,000            425,000
    FPL Group Capital, Inc.
     7.625% 09/15/2006 .....................................           2,725,000          2,864,468
    MCI Communications Corp.
     6.125% 04/15/2002 .....................................           4,755,000          4,738,453
    MCI Worldcom, Inc.
     8.875% 01/15/2006 .....................................             900,000            929,664
    National Rural Utilities
     Cooperative Finance Corp.
     6.55% 11/01/2018 ......................................           2,215,000          2,026,364
    Qwest Communications International, Inc.
     0.00% to 10/15/2002 then
     9.470% to 10/15/2007 ..................................           2,000,000          1,800,260
    Texas Eastern Transmission
     7.30% 12/01/2010 ......................................           1,800,000          1,857,906
    TXU Eastern Funding Co.
     6.45% 05/15/2005 ......................................           4,200,000          4,090,552


               See Accompanying Notes to Financial Statements

SCHEDULE OF INVESTMENTS
-------------------------------------------------------------------------------

                                                                      PRINCIPAL
                                                                        AMOUNT            VALUE
---------------------------------------------------------------------------------------------------
    US West Communications, Inc.
     5.625% 11/15/2008 .....................................         $ 3,400,000     $    3,051,772
    Verizon Global Funding (144A)
     7.25% 12/01/2010 ......................................           2,400,000          2,450,256
    Vodafone Group plc
     7.75% 02/15/2010 ......................................           1,765,000          1,862,110
                                                                                      -------------
                                                                                         29,721,251
                                                                                      -------------

  INTERNATIONAL (3.9%)

    British Columbia Province
     5.375% 10/29/2008 .....................................           1,900,000          1,818,395
    Kingdom of Spain
     7.00% 07/19/2005 ......................................           3,700,000          3,869,379
    Korea Development Bank
     6.625% 11/21/2003 .....................................             550,000            539,990
     7.125% 04/22/2004 .....................................           2,525,000          2,506,062
    Quebec Province
     7.00% 01/30/2007 ......................................           2,490,000          2,585,392
     7.125% 02/09/2024 .....................................           2,400,000          2,449,392
    United Mexican States
     9.875% 02/01/2010 .....................................           1,000,000          1,073,000
                                                                                      -------------
                                                                                         14,841,610
                                                                                      -------------
   Total Corporate Notes & Bonds
    (Cost $ 163,282,501) ...................................                            164,808,571
                                                                                      -------------

OTHER SECURITIZED LOANS (16.6%)
  ASSET BACKED SECURITIES (7.8%)
    Cityscape Home Loan Owner Trust
     Series 1997-4 Cl. A4
     7.44% 10/25/2018 ......................................           3,400,000          3,484,190
    IMC Home Equity Loan Trust
     Series 1995-3 Cl. A5
     7.50% 04/25/2026 ......................................             760,000            778,533
     Series 1997-3 Cl. A6
     7.52% 08/20/2028 ......................................           3,800,000          3,917,811
     Series 1997-5 Cl. A9
     7.31% 11/20/2028 ......................................           4,465,000          4,617,123
    New Century Home Equity Loan Trust
     Series 1999-NCA Cl. A7
     7.32% 07/25/2029 ......................................           6,073,121          6,195,913
    Salomon Brothers Mortgage Securities VII, Inc.
     Series 1996-LB2 Cl. A8
     7.80% 10/25/2026 ......................................           1,350,000          1,400,553
     Series 1998-AQ1 Cl. A5
     7.15% 06/25/2028 ......................................           1,860,000          1,890,978
    Saxon Asset Securities Co.
     Series 1996-1 Cl. A2
     8.06% 09/25/2027 ......................................         $ 6,900,000     $    7,273,068
                                                                                      -------------
                                                                                         29,558,169
                                                                                      -------------

  COLLATERALIZED MORTGAGE OBLIGATIONS (6.2%)
   *Bear Stearns Mortgage Securities, Inc.
     Series 1996-2 Cl. A1
     5.55% 01/25/2025 ......................................           3,113,031          2,918,741
    CMC Securities Corp. IV
     Series 1997-2 Cl. 1A12
     7.25% 11/25/2027 ......................................           3,460,000          3,542,175
   *DLJ Mortgage Acceptance Corp. (144A)
     Series 1999-B Cl. A1
     6.72% 08/28/2029 ......................................           2,322,321          2,275,874
    PNC Mortgage Securities Corp.
     Series 1997-4 Cl. 2PP2
     7.50% 07/25/2027 ......................................           3,095,000          3,188,249
    Series 1998-12 Cl. 4A4
     6.50% 01/25/2029 ......................................           3,896,681          3,839,010
    Series 1999-5 Cl. 2A6
     6.75% 07/25/2029 ......................................           3,241,454          3,217,472
    Residential Funding Mortgage Securities,
     Inc Series 1993-S45 Cl. A10
     8.00% 12/25/2023 ......................................             463,549            465,718
    Structured Asset Securities Corp.
     Series 1999-AlS2 Cl. A2
     6.75% 07/25/2029 ......................................           4,086,891          4,079,273
                                                                                      -------------
                                                                                         23,526,512
                                                                                      -------------

  COMMERCIAL MORTGAGE BACKED SECURITIES (2.6%)
    Commercial Capital Access One, Inc. (144A)
     Series 3A Cl. A2
     6.615% 11/15/2028 .....................................           5,850,000          5,881,051
    Morgan Stanley Capital I, Inc.
     Series 1999-CAM1 Cl. A3
     6.92% 11/15/2008 ......................................           4,000,000          4,120,035
                                                                                      -------------
                                                                                         10,001,086
                                                                                      -------------

   Total Other Securitized Loans
    (Cost $ 61,401,935) ....................................                             63,085,767
                                                                                      -------------


               See Accompanying Notes to Financial Statements

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

COLUMBIA FIXED INCOME SECURITIES FUND
(CONT.)
December 31, 2000

                                                                      PRINCIPAL
                                                                        AMOUNT            VALUE
---------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT (1.8%)
    J.P. Morgan Securities, Inc.
     6.58% Dated 12/29/2000,
     due 01/02/2001 in the
     amount of $6,639,143
     Collateralized by U.S. Treasury Notes
     5.25% to 6.625% due
     05/15/2001 to 02/15/2006
     U.S. Treasury Bonds
     5.25% to 8.875% due
     08/15/2017 to 11/15/2028
     U.S. Treasury Bill due 03/01/2001
     (Cost $ 6,637,946) ....................................         $ 6,637,946     $    6,637,946
                                                                                      -------------

TOTAL INVESTMENTS (99.7%)

 (Cost $ 369,855,156) ......................................                            377,796,775

OTHER ASSETS LESS LIABILITIES (0.3%) .......................                              1,002,719
                                                                                      -------------

NET ASSETS (100.0%) ........................................                           $378,799,494
                                                                                      =============

* Variable rate security - the rate reported is the rate in effect as of December 31, 2000


COLUMBIA NATIONAL MUNICIPAL BOND FUND
December 31, 2000

                                                                      PRINCIPAL
                                                                        AMOUNT            VALUE
---------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (98.7%)
  ALASKA (3.6%)
    Alaska State Housing Finance Corp.
     Coll. First Series Veterans Mtg. A2
     (Insured General Obligation) (AMT)
     6.00% 06/01/2015 ......................................         $   150,000     $      156,289
    Palmer Alaska Valley Hospital Association
     (Insured Revenue)
     5.35% 12/01/2012 ......................................             125,000            127,635
    Alaska Industrial Development & Export
     Authority Snettisham Hydroelectric Series 1
     (Insured Revenue) (AMT)
     5.50% 01/01/2008 ......................................              95,000            100,118
    Alaska Industrial Development & Export
     Authority Snettisham Hydroelectric Series 1
     (Pre-Refunded) (AMT)
     5.50% 01/01/2008 ......................................               5,000              5,306
                                                                                      -------------
                                                                                            389,348
                                                                                      -------------

  ARIZONA (2.1%)
    Maricopa County Arizona Individual
     Development Authority Multi Family
     Housing Metro Gardens Mesa Ridge PJ-A
     (Insured Revenue)
     4.50% 07/01/2009 ......................................         $   130,000     $      129,185
    Sedona Arizona Certificates of Participation
     5.75% 07/01/2007 ......................................             100,000            103,820
                                                                                      -------------
                                                                                            233,005
                                                                                      -------------

  COLORADO (1.7%)
    Colorado Housing Financial Authority Single
     Family PG Sub B (Revenue)
     4.875% 04/01/2007 .....................................             100,000            101,416
    Colorado Sales Tax Metropolitan Football
     Stadium District Capital Appreciation
     Series B (Insured Revenue)
     0.00% 01/01/2006 ......................................             105,000             83,872
                                                                                      -------------
                                                                                            185,288
                                                                                      -------------

  GEORGIA (1.4%)
    Georgia Municipal Electric
     Power Revenue Series B (Revenue)
     5.50% 01/01/2018 ......................................             150,000            151,150
                                                                                      -------------

  HAWAII (1.0%)
    Hawaii State Harbor Capital Improvement
     (Insured Revenue) (AMT)
     6.20% 07/01/2008 ......................................             100,000            107,182
                                                                                      -------------

  IDAHO (1.7%)
    Idaho Health Facilities Authority Bingham
     Memorial Hospital Project (Revenue)
     5.85% 03/01/2019 ......................................             100,000             85,100
    Idaho Student Loan Fund Marketing
     Association, Inc. Series C (Revenue) (AMT)
     5.600% 04/01/2007 .....................................             100,000            100,194
                                                                                      -------------
                                                                                            185,294
                                                                                      -------------

  ILLINOIS (4.9%)
    Broadview Illinois Tax Increment (Revenue)
     4.90% 07/01/2006 ......................................              75,000             73,855
    Chicago Illinois Park District Aquarium &
     Museum (Insured General Obligation)
     5.80% 01/01/2018 ......................................             150,000            159,759
    Madison County Illinois Community Unit
     School District #002 Triad Refunding
     (Insured General Obligation)
     4.90% 01/01/2013 ......................................             100,000            100,463
    Regional Transportation Authority Illinois
     Series A (Insured Revenue)
     6.40% 06/01/2012 ......................................             100,000            115,324


               See Accompanying Notes to Financial Statements

SCHEDULE OF INVESTMENTS
-------------------------------------------------------------------------------

                                                                      PRINCIPAL
                                                                        AMOUNT            VALUE
---------------------------------------------------------------------------------------------------
    Will County Illinois Forest Preservation
     District Series B (Insured General Obligation)
     0.00% 12/01/2011 ......................................         $   150,000     $       88,936
                                                                                      -------------
                                                                                            538,337
                                                                                      -------------

  INDIANA (1.9%)
    Indiana State Office Building Commission
     Correction Facilities Program Series B
     Womens Prison (Insured Revenue)
     5.50% 07/01/2020 ......................................             100,000            101,565
    Indiana Transportation Financial Authority
     Airport Facilities Lease Series A (Revenue)
     5.50% 11/01/2017 ......................................             100,000            102,264
                                                                                      -------------
                                                                                            203,829
                                                                                      -------------

  IOWA (2.3%)
    Davenport Iowa Series B (General Obligation)
     5.125% 06/01/2010 .....................................             100,000            102,104
    Iowa Finance Authority Single Family
     Mortgage Series A (Insured Revenue)
     5.80% 07/01/2016 ......................................             145,000            149,102
                                                                                      -------------
                                                                                            251,206
                                                                                      -------------

  KENTUCKY (2.6%)
    Kentucky State Property & Buildings
     Commission Project #65 (Revenue)
     5.90% 02/01/2016 ......................................             200,000            217,000
    Louisville & Jefferson County Kentucky
     Visitors & Convention Commission Capital
     Appreciation Series BBB (Insured Revenue)
     0.00% 12/01/2008 ......................................             100,000             68,447
                                                                                      -------------
                                                                                            285,447
                                                                                      -------------

  MAINE (0.9%)
    Regional Waste System Industry Maine Solid
     Waste Resource Recovery Series Q
     (Revenue) (AMT) 5.50% 07/01/2004 ......................             100,000            103,688
                                                                                      -------------

  MARYLAND (0.9%)
    Maryland State Economic Development Corp.
     Student Housing Collegiate Housing
     Towson Series A (Revenue)
     5.75% 06/01/2029 ......................................             100,000             95,953
                                                                                      -------------

  MICHIGAN (3.6%)
    Detroit Michigan City School District Refunding
     Series C (Insured General Obligation)
     5.25% 05/01/2012 ......................................             175,000            184,882
    Michigan State Hospital Finance Authority
     Ascension Health Credit Series A (Revenue)
     6.00% 11/15/2019 ......................................         $   100,000     $      106,457
     5.375% 11/15/2033 .....................................             100,000            101,319
                                                                                      -------------
                                                                                            392,658
                                                                                      -------------

  MISSISSIPPI (3.4%)
    Jones County Mississippi Hospital Refunding
     South Central Regional Medical Center
     (Revenue)
     4.90% 12/01/2004 ......................................             100,000             97,042
    Mississippi Development Bank Special
     Obligation Natchez Convention Center
     Project (Insured Revenue)
     6.50% 07/01/2013 ......................................             230,000            268,732
                                                                                      -------------
                                                                                            365,774
                                                                                      -------------

  MONTANA (1.8%)
    Whitefish Montana Tax Increment Urban
     Renewal (Revenue) 6.625% 07/15/2020 ...................             200,000            200,544
                                                                                      -------------

  NEBRASKA (0.9%)
    American Public Energy Agency Nebraska
     Gas Supply Public Gas Agency Project
     Series A (Insured Revenue)
     5.25% 06/01/2011 ......................................             100,000             99,791
                                                                                      -------------

  NEVADA (1.8%)
    Clark County Nevada Passenger Facility
     Charge Las Vegas McCarran International
     Airport B (Insured Revenue) (AMT)
     6.25% 07/01/2011 ......................................             100,000            104,546
    Clark County Nevada School District Comp
     Interest Series B (Insured General Obligation)
     0.00% 06/01/2003 ......................................             100,000             89,879
                                                                                      -------------
                                                                                            194,425
                                                                                      -------------

  NEW YORK (4.4%)
    Metropolitan Transit Authority New York
     Dedicated Tax Fund Series A (Insured
     Revenue)
     5.25% 04/01/2014 ......................................             100,000            103,572
    New York City, New York Series A (General
     Obligation)
     6.00% 05/15/2021 ......................................             250,000            268,590
    New York State Urban Development
     Corporation Refunding Correctional
     Capital Facilities A (Revenue)
     5.45% 01/01/2007 ......................................             100,000            105,352
                                                                                      -------------
                                                                                            477,514
                                                                                      -------------


               See Accompanying Notes to Financial Statements

SCHEDULE OF INVESTMENTS
-------------------------------------------------------------------------------

COLUMBIA NATIONAL MUNICIPAL BOND FUND
(CONT.)
December 31, 2000

                                                                      PRINCIPAL
                                                                        AMOUNT            VALUE
---------------------------------------------------------------------------------------------------
  OHIO (1.1%)
    Oak Hills Ohio Local School District (Insured
     General Obligation)
     7.20% 12/01/2009 ......................................         $   100,000     $      120,486
                                                                                      -------------

  OKLAHOMA (2.9%)
    Oklahoma County Independent School
     District #012 Edmond Building-Series B
     (Insured General Obligation)
     4.70% 08/01/2005 ......................................             100,000            102,268
    Okmulgee County Oklahoma 1st Mortgage
     (Insured Revenue)
     6.00% 03/01/2015 ......................................             200,000            217,106
                                                                                      -------------
                                                                                            319,374
                                                                                      -------------

  OREGON (23.9%)
    Bend Oregon Municipal Airport PJ Series B
     (Revenue) (AMT)
     5.375% 06/01/2013 .....................................             100,000            102,419
    Benton County Oregon Hospital Facilities
     Authority Refunding Samaritan Health
     Services Project (Revenue)
     4.20% 10/01/2005 ......................................              40,000             38,889
     4.60% 10/01/2009 ......................................              40,000             38,156
    Clackamas County Oregon Limited Tax
     Assessment
     6.25% 05/01/2015 ......................................             200,000            200,350
    Clackamas County Oregon Hospital Facility
     Authority Refunding Odd Fellows Home
     Series A (Revenue)
     5.875% 09/15/2021 .....................................              50,000             42,796
    Damascus Oregon Water District Certificates
     of Participation
     5.25% 03/01/2019 ......................................             100,000             96,020
    Eugene Oregon Airport (Revenue) (AMT)
     5.50% 05/01/2003 ......................................             100,000            101,669
    Eugene Oregon Trojan Nuclear Project
     (Revenue)
     5.90% 09/01/2009 ......................................              35,000             35,097
    Hillsboro Oregon Hospital Facility Authority
     Refunding Tuality Healthcare (Revenue)
     5.25% 10/01/2004 ......................................             150,000            149,133
    Hillsboro Oregon Hospital Facility Authority
     Tuality Healthcare (Revenue)
     5.75% 10/01/2012 ......................................              25,000             24,558
    Klamath Community College Service
     District Oregon (Revenue)
     4.70% 04/01/2010 ......................................         $    55,000     $       54,887
     4.80% 04/01/2011 ......................................              25,000             24,967
    Lebanon Oregon Urban Renewal Agency
     (Revenue)
     5.625% 06/01/2019 .....................................             100,000             99,359
    Oregon School Boards Association
     Flexfund Financing Program Certificates
     of Participation Series E
     5.50% 06/01/2005 ......................................             100,000            101,087
    Oregon State Housing & Community
     Services Department Single Family
     Mortgage Program Series B (Revenue)
     6.00% 07/01/2012 ......................................              85,000             89,904
    Port of St. Helens Oregon Pollution Control
     Portland General Electric Co. Series B
     (Revenue)
     4.80% 06/01/2010 ......................................             105,000            102,863
    Port Umpqua Oregon Pollution Control
     Refunding International Paper Co. PJS-A
     (Revenue)
     5.05% 06/01/2009 ......................................             135,000            132,840
    Portland Oregon Housing Authority Pearl
     Court Apartments (Revenue) (AMT)
     5.55% 01/01/2003 ......................................             100,000            100,111
    Portland Oregon Urban Renewal &
     Redevelopment Downtown Waterfront
     Series L Tax Allocation
     5.90% 06/01/2001 ......................................             130,000            131,005
    City of Redmond Oregon Airport
     Improvement Project Refunding
     (General Obligation)
     4.50% 05/01/2007 ......................................              50,000             49,798
    Redmond Oregon Urban Renewal Agency
     Downtown Area B (Revenue)
     5.65% 06/01/2013 ......................................             100,000             98,430
    Roseburg Oregon Urban Sanitation
     Authority (General Obligation)
     5.40% 09/01/2002 ......................................             100,000            101,098
    Salem Oregon Educational Facilities
     Refunding Willamette University Projects
     (Revenue)
     6.00% 04/01/2010 ......................................             100,000            105,150
    Salem Oregon Hospital Facility Authority
     Capital Manor, Inc. (Revenue)
     7.50% 12/01/2024 ......................................             150,000            154,210
    Sunriver Oregon Library County Service
     District (General Obligation)
     5.75% 06/01/2004 ......................................              20,000             20,871


               See Accompanying Notes to Financial Statements

SCHEDULE OF INVESTMENTS
-------------------------------------------------------------------------------

                                                                      PRINCIPAL
                                                                        AMOUNT            VALUE
---------------------------------------------------------------------------------------------------
    Washington County Oregon Housing
     Authority Affordable Housing Pool
     Series A (Revenue)
     6.00% 07/01/2020 ......................................         $   100,000     $       96,117
    Washington & Clackamas Counties Oregon
     School District #23J Tigard
     (General Obligation)
     0.00% 06/15/2021 ......................................             450,000            147,236
    West Linn Oregon Water System (Revenue)
     6.00% 10/01/2020 ......................................             165,000            166,594
                                                                                      -------------
                                                                                          2,605,614
                                                                                      -------------

  SOUTH CAROLINA (1.0%)
    Piedmont Municipal Power Agency South
     Carolina Electric Unrefunded
     Balance-Series A (Insured Revenue)
     6.125% 01/01/2007 .....................................             100,000            109,039
                                                                                      -------------

  SOUTH DAKOTA (1.2%)
    South Dakota State Building Authority
     Lease Capital Appreciation Series A
     (Insured Revenue)
     0.00% 12/01/2013 ......................................             250,000            131,180
                                                                                      -------------

  TEXAS (9.0%)
    Amarillo Texas Health Facilities Corp.
     Baptist St. Anthonys Hospital Corp.
     (Insured Revenue)
     5.50% 01/01/2013 ......................................             100,000            106,295
    Arlington Texas Independent School District
     Capital Appreciation Refunding
     (Insured General Obligation)
     0.00% 02/15/2007 ......................................             150,000            113,809
    Dallas Texas Civic Center Refunding &
     Improvement (Insured Revenue)
     5.00% 08/15/2016 ......................................             150,000            150,716
    Harris County Texas Health Facilities De
     Teco Project Series B (Insured Revenue)
     5.70% 02/15/2015 ......................................             150,000            159,035
    Lubbock Texas Health Facility Development
     St. Josephs Health System (Revenue)
     5.250% 07/01/2012 .....................................             150,000            149,958
    Richardson Texas Independent School
     District Series B
     (Insured General Obligation)
     5.00% 02/15/2018 ......................................             145,000            143,986
    West Harris County Texas Municipal Utility
     District #7 Capital Appreciation Refunding
     (Insured General Obligation)
     0.00% 03/01/2009 ......................................             225,000            152,154
                                                                                      -------------
                                                                                            975,953
                                                                                      -------------

  WASHINGTON (16.8%)
    Clark County Washington
     (General Obligation)
     4.85% 12/01/2012 ......................................         $   150,000     $      150,687
    Jefferson County Washington Public Utility
     District #1 Water & Sewer (Revenue)
     5.25% 05/01/2016 ......................................              50,000             49,056
     5.25% 05/01/2017 ......................................              50,000             48,756
    King County Washington Public Hospital
     District #4 Snoqualmie Valley Hospital
     (General Obligation)
     7.00% 12/01/2011 ......................................             150,000            150,249
    King County Washington School District
     #415 Kent Series B (General Obligation)
     6.00% 12/01/2008 ......................................             100,000            110,109
    Pierce County Washington Housing
     Authority Housing (Revenue)
     5.40% 12/01/2013 ......................................             100,000             93,717
    Port of Grays Harbor Washington
     (Revenue) (AMT)
     6.375% 12/01/2014 .....................................             150,000            163,135
    Seattle Washington Municipal Light & Power
     Refunding (Revenue)
     5.00% 07/01/2018 ......................................             110,000            108,599
     6.00% 10/01/2016 ......................................             150,000            164,646
    Shelton Washington Water & Sewer
     (Revenue)
     5.25% 12/01/2018 ......................................              50,000             48,857
    Tacoma Washington Solid Waste Utilities
     Refunding Series B (Insured Revenue)
     6.00% 12/01/2009 ......................................             100,000            111,245
    Thurston County Washington School District
     #401 Rochester (General Obligation)
     4.80% 12/01/2007 ......................................              55,000             55,051
    Toppenish Washington (General Obligation)
     4.60% 12/01/2006 ......................................              65,000             65,284
    University of Washington Educational
     Research Properties Lease 4225 Roosevelt
     Project Series A (Revenue)
     5.375% 06/01/2029 .....................................             100,000             99,509
    Washington State Department of General
     Administration Certificates of Participation
     5.40% 07/01/2013 ......................................             100,000            104,019
     5.00% 07/01/2017 ......................................             140,000            139,047
    Washington State Public Power Supply
     System Nuclear Project #1 Refunding
     Series A (Revenue)
     6.00% 07/01/2005 ......................................             100,000            106,499


               See Accompanying Notes to Financial Statements

SCHEDULE OF INVESTMENTS
-------------------------------------------------------------------------------

COLUMBIA NATIONAL MUNICIPAL BOND FUND
(CONT.)
December 31, 2000

                                                                      PRINCIPAL
                                                                        AMOUNT            VALUE
---------------------------------------------------------------------------------------------------
    Washington State Public Power Supply
     System Nuclear Project #2 Refunding
     Series A (Revenue)
     5.00% 07/01/2011 ......................................         $    50,000     $       51,037
    Yakima County Washington School District
     #119 Selah (Insured General Obligation)
     5.00% 12/01/2006 ......................................              10,000             10,338
                                                                                      -------------
                                                                                          1,829,840
                                                                                      -------------

  WISCONSIN (0.9%)
    Burlington Area Wisconsin School District
     (Insured General Obligation)
     4.90% 04/01/2016 ......................................             100,000             98,915
                                                                                      -------------

  WYOMING (1.0%)
    Wyoming Municipal Power Agency Power
     Supply Refunding Series 1998
     (Insured Revenue)
     5.25% 01/01/2011 ......................................             100,000            104,767
                                                                                      -------------
   Total Municipal Bonds
    (Cost $ 10,466,377) ....................................                             10,755,601
                                                                                      -------------

TAX EXEMPT MONEY MARKET INVESTMENT (2.8%)

   SEI Tax Exempt Trust
    (Cost $ 308,486) .......................................             308,486            308,486
                                                                                      -------------

TOTAL INVESTMENTS (101.5%)
 (Cost $ 10,774,863) .......................................                             11,064,087

OTHER ASSETS LESS LIABILITIES (-1.5%) ......................                               (166,253)
                                                                                      -------------

TOTAL NET ASSETS (100.0%) ..................................                         $   10,897,834
                                                                                      =============

COLUMBIA OREGON MUNICIPAL BOND FUND
December 31, 2000

                                                                      PRINCIPAL
                                                                        AMOUNT            VALUE
---------------------------------------------------------------------------------------------------
GENERAL OBLIGATION BONDS (32.7%)
  STATE OF OREGON GENERAL OBLIGATION (5.0%)
    Board of Higher Education Deferred
     Interest Series A
     0.00% 08/01/2014 ......................................         $   490,000     $      250,356
    Board of Higher Education Refunding
     Series B
     6.25% 10/15/2012 ......................................             740,000            761,985
    Elderly & Disabled Housing Refunding
     Series B
     6.25% 08/01/2013 ......................................         $ 1,000,000     $    1,044,930
    Pollution Control Series C
     5.62% 06/01/2013 ......................................             575,000            580,434
     5.90% 06/01/2014 ......................................           1,380,000          1,400,286
    Veteran's Welfare Series 80A
     5.70% 10/01/2032 ......................................           2,610,000          2,695,164
    Veteran's Welfare
     9.00% 04/01/2004 ......................................             280,000            319,668
     9.00% 04/01/2005 ......................................           1,130,000          1,332,869
     8.25% 07/01/2005 ......................................             520,000            603,356
     9.00% 10/01/2005 ......................................           1,645,000          1,971,993
     7.25% 01/01/2007 ......................................           1,485,000          1,709,829
     9.20% 04/01/2007 ......................................           2,390,000          3,009,918
     8.25% 07/01/2007 ......................................             540,000            656,640
     7.30% 01/01/2008 ......................................             445,000            521,976
     8.00% 01/01/2008 ......................................           1,275,000          1,547,085
     7.30% 07/01/2008 ......................................           1,170,000          1,384,730
     8.00% 07/01/2008 ......................................             580,000            711,306
     9.20% 10/01/2008 ......................................             285,000            373,544
     5.85% 10/01/2015 ......................................             875,000            910,446
                                                                                      -------------
                                                                                         21,786,515
                                                                                      -------------

  GENERAL OBLIGATION (13.3%)
    Aurora
     5.60% 06/01/2024 ......................................           1,205,000          1,192,564
    Clackamas & Washington Counties
     School District #3JT West Linn-Wilsonville
     5.875% 10/01/2009 .....................................           2,550,000          2,635,400
    Clackamas County School District #086
     6.00% 06/15/2016 ......................................           2,350,000          2,555,437
    Clackamas County School District #7J
     Lake Oswego Series A
     5.70% 06/15/2010 ......................................           2,735,000          2,842,185
    Coos Bay
     4.90% 09/01/2007 ......................................           3,190,000          3,271,473
    Deschutes County Administrative
     School District #1 Bend-LaPine
     0.00% 02/01/2002 ......................................           1,445,000          1,376,204
    Douglas County School District #4 Roseburg
     4.90% 12/15/2001 ......................................             415,000            424,985
     5.00% 12/15/2012 ......................................             500,000            511,970
     5.15% 12/15/2014 ......................................             540,000            552,404
    Eugene Public Safety Facilities
     5.50% 06/01/2010 ......................................             850,000            889,304
     5.625% 06/01/2013 .....................................           1,295,000          1,346,178
    Jackson County School District #549C
     Medford
     5.375% 06/01/2012 .....................................           1,200,000          1,227,480


               See Accompanying Notes to Financial Statements

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--------------------------------------------------------------------------------

                                                                      PRINCIPAL
                                                                        AMOUNT            VALUE
---------------------------------------------------------------------------------------------------
    Lane County School District #4J Eugene
     0.00% 01/01/2005 ......................................         $ 1,395,000     $    1,168,424
    Lane County School District #4J Eugene
     Refunding Series A
     0.00% 07/01/2005 ......................................           2,325,000          1,907,570
    Linn County Community School District
     #9 Lebanon
     6.125% 06/15/2014 .....................................           1,410,000          1,580,638
    Metro Washington Park Zoo Series A
     5.30% 01/15/2011 ......................................           1,000,000          1,036,300
    Multnomah County Refunding
     4.25% 10/01/2010 ......................................           2,300,000          2,250,274
     4.30% 10/01/2011 ......................................           1,110,000          1,080,563
     4.50% 10/01/2013 ......................................             400,000            387,020
    Multnomah County School District #7
     Reynolds
     5.25% 06/01/2011 ......................................           1,500,000          1,545,720
    Multnomah-Clackamas Counties
     School District #10JT Gresham
     5.25% 06/01/2017 ......................................           1,620,000          1,629,250
    Port of Portland Series A
     0.00% 03/01/2007 ......................................           3,010,000          2,283,326
    Portland Community College District
     0.00% 07/01/2007 ......................................           2,025,000          1,513,424
    Portland Public Improvements Series A
     5.75% 06/01/2014 ......................................           1,365,000          1,406,127
    Portland Recreational Facilities
     Improvements Series A
     5.75% 06/01/2012 ......................................           1,370,000          1,436,568
     5.75% 06/01/2013 ......................................           1,345,000          1,405,431
     5.75% 06/01/2015 ......................................           1,155,000          1,200,819
    Portland Recreational Facilities
     Improvements Series B
     5.75% 06/01/2014 ......................................           1,750,000          1,823,658
     5.75% 06/01/2015 ......................................           2,955,000          3,072,225
    Portland Series A
     4.875% 06/01/2018 .....................................             715,000            695,659
    Washington & Clackamas Counties
     School District #23J Tigard
     0.00% 06/15/2018 ......................................           2,700,000          1,060,479
    Washington & Clackamas Counties
     School District #23J Tigard Deferred
     Interest Series A
     0.00% 06/01/2010 ......................................           1,520,000            967,358
    Washington & Clackamas Counties
     School District #23J Tigard Refunding
     5.40% 01/01/2010 ......................................           1,720,000          1,773,440
    Washington County Deferred Interest
     Operations Yard Facilities Obligation
     0.00% 06/01/2003 ......................................           1,000,000            901,330
    Washington County Refunding
     6.20% 12/01/2007 ......................................         $ 1,500,000     $    1,528,005
    Washington County Refunding Criminal
     Justice Facilities
     5.00% 12/01/2010 ......................................           1,400,000          1,442,714
    Washington County School District #088J
     Sherwood
     4.50% 06/15/2014 ......................................             350,000            339,237
    Washington County School District #48J
     Beaverton Series B
     6.15% 06/01/2008 ......................................           1,010,000          1,018,636
    Washington, Multnomah & Yamhill Counties
     School District #1J
     5.00% 11/01/2013 ......................................           1,375,000          1,404,590
     5.25% 06/01/2014 ......................................             500,000            512,680
    Wilsonville Limited Tax Improvement
     5.00% 12/01/2020 ......................................           1,025,000          1,026,640
                                                                                      -------------
                                                                                         58,223,689
                                                                                      -------------

  INSURED GENERAL OBLIGATION (14.4%)
    Central Oregon Community
     5.80% 06/01/2007 ......................................             760,000            796,488
    Chemeketa Community College District
     Series B
     5.60% 06/01/2014 ......................................           1,180,000          1,234,964
    Clackamas County School District #12
     North Clackamas
     5.25% 06/01/2011 ......................................           1,000,000          1,052,880
     5.25% 06/01/2015 ......................................           2,750,000          2,829,310
     4.80% 06/01/2018 ......................................           3,400,000          3,305,616
    Clatsop County Administrative School
     District #10
     5.875% 07/01/2012 .....................................             630,000            644,276
    Columbia County School District #502
     Deferred Interest
     0.00% 06/01/2007 ......................................             260,000            195,042
     0.00% 06/01/2012 ......................................           1,530,000            879,796
     0.00% 06/01/2013 ......................................           1,685,000            919,774
     0.00% 06/01/2014 ......................................           1,025,000            528,029
    Deschutes & Jefferson Counties
     School District #2J Redmond Refunding
     5.60% 06/01/2009 ......................................           1,000,000          1,028,250
    Hood River County School District
     5.65% 06/01/2008 ......................................           1,020,000          1,062,850
    Josephine County School District #7
     Grants Pass
     5.70% 06/01/2013 ......................................           2,000,000          2,117,180
    Lane & Douglas Counties School
     District #97J
     5.30% 06/15/2015 ......................................           1,155,000          1,185,169


               See Accompanying Notes to Financial Statements

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

COLUMBIA OREGON MUNICIPAL BOND FUND
(CONT.)
December 31, 2000

                                                                      PRINCIPAL
                                                                        AMOUNT            VALUE
---------------------------------------------------------------------------------------------------
    Lane County School District #19
     Springfield Refunding
     6.00% 10/15/2012 ......................................         $ 1,740,000     $    1,972,621
     6.00% 10/15/2014 ......................................           1,310,000          1,483,850
    Lane County School District #52 Bethel
     6.25% 12/01/2007 ......................................             580,000            639,293
     6.40% 12/01/2009 ......................................             750,000            829,200
    Lincoln County School District
     6.00% 06/15/2007 ......................................           1,855,000          2,034,026
     6.00% 06/15/2008 ......................................           1,450,000          1,604,787
     5.60% 06/15/2010 ......................................           3,480,000          3,775,208
     5.25% 06/15/2012 ......................................           3,315,000          3,469,645
    Marion County Certificates of Participation
     Courthouse Square Project Series A
     4.45% 06/01/2010 ......................................             430,000            428,792
    Marion County School District #103C
     Woodburn Series B
     0.00% 11/01/2006 ......................................           2,000,000          1,545,200
     0.00% 11/01/2007 ......................................           2,000,000          1,472,640
     0.00% 11/01/2009 ......................................           2,500,000          1,673,300
     0.00% 11/01/2011 ......................................           2,210,000          1,329,580
    Multnomah County School District #3
     Parkrose
     5.70% 12/01/2008 ......................................           1,330,000          1,397,724
     5.70% 12/01/2009 ......................................           1,970,000          2,067,298
     5.50% 12/01/2010 ......................................             895,000            930,889
     5.50% 12/01/2011 ......................................           1,000,000          1,036,700
    Northern Oregon Corrections
     5.25% 09/15/2012 ......................................           1,000,000          1,038,120
     5.30% 09/15/2013 ......................................           1,000,000          1,036,300
    Salem Pedestrian Safety Improvements
     5.40% 05/01/2009 ......................................           1,000,000          1,049,090
    Salem/Keizer School District #24J
     5.00% 06/01/2015 ......................................           1,000,000          1,004,160
    State Department Administrative Services
     Certificate Participation Refunding
     Series A
     4.50% 05/01/2012 ......................................           1,020,000          1,012,411
     5.00% 05/01/2013 ......................................           4,240,000          4,348,926
     5.00% 05/01/2014 ......................................           1,000,000          1,023,400
     5.00% 05/01/2024 ......................................           1,500,000          1,473,675
    Tillamook County
     5.70% 01/15/2016 ......................................             700,000            730,275
    Tillamook County Refunding
     4.40% 01/01/2011 ......................................             550,000            544,489
     4.60% 01/01/2013 ......................................             600,000            593,250
    Washington County School District #15
     Forest Grove
     5.125% 06/01/2010 .....................................         $ 1,000,000     $    1,065,200
     5.25% 08/01/2010 ......................................           1,150,000          1,202,612
    Washington County School District
     Sherwood
     6.10% 06/01/2012 ......................................             185,000            197,621
    Yamhill County School District #40
     6.00% 06/01/2009 ......................................             500,000            557,680
     5.35% 06/01/2010 ......................................             500,000            526,485
                                                                                      -------------
                                                                                         62,874,071
                                                                                      -------------

   Total General Obligation Bonds
    (Cost $ 137,531,401) ...................................                            142,884,275
                                                                                      -------------

REVENUE BONDS (59.0%)
  OREGON REVENUE (39.6%)
    Albany Hospital Facility Authority
     Mennonite Home
     5.625% 10/01/2017 .....................................             635,000            553,688
    Bend Municipal Airport PJ Series B (AMT)
     5.375% 06/01/2013 .....................................             150,000            153,628
    Benton County Hospital Facilities
     Authority Refunding Samaritan Health
     Services Project
     4.30% 10/01/2006 ......................................             230,000            222,691
     4.40% 10/01/2007 ......................................             220,000            212,214
     4.80% 10/01/2011 ......................................             245,000            237,559
     5.20% 10/01/2017 ......................................           2,255,000          2,122,812
    Clackamas County Hospital Facility
     Authority Willamette View, Inc.
     PJ- Series A
     6.85% 11/01/2015 ......................................           1,580,000          1,554,183
    Clackamas County Hospital Facility
     Authority Legacy Health System
     5.375% 02/15/2012 .....................................           3,135,000          3,186,665
    Clackamas County Hospital Facility
     Authority Odd Fellows Home Series A
     5.50% 09/15/2008 ......................................           1,540,000          1,443,873
    Clackamas County Hospital Facility
     Authority Robison Jewish Home Project
     6.25% 10/01/2021 ......................................           1,630,000          1,544,148
    Clackamas County Hospital Facility
     Authority Willamette View, Inc. Project
     6.00% 11/01/2008 ......................................             670,000            658,014
    Clackamas County Hospital Facility Authority
     GNMA Collateral Jennings Lodge
     7.50% 10/20/2031 ......................................           1,030,000          1,050,281
    Clackamas County Hospital Facility
     Authority Legacy Health System
     5.50% 02/15/2013 ......................................           5,350,000          5,487,923


               See Accompanying Notes to Financial Statements

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--------------------------------------------------------------------------------

                                                                      PRINCIPAL
                                                                        AMOUNT            VALUE
---------------------------------------------------------------------------------------------------

    Clackamas County Hospital Facility
     Authority Refunding Odd Fellows Home
     Series A
     5.875% 09/15/2021 .....................................         $ 3,015,000     $    2,580,599
    Clackamas County Hospital Facility
     Authority Legacy Health Systems
     5.50% 02/15/2014 ......................................           2,385,000          2,436,683
     5.00% 02/15/2015 ......................................           1,400,000          1,361,836
    Clackamas County Hospital Facility
     Authority Willamette Falls Hospital Project
     5.75% 04/01/2014 ......................................           1,005,000            969,855
     6.00% 04/01/2019 ......................................           1,750,000          1,687,122
    Clackamas County Hospital Facility Kaiser
     Permanente Series A
     5.375% 04/01/2014 .....................................           7,085,000          7,036,822
    Clackamas County Hospital Facility Legacy
     Health System
     5.00% 02/15/2016 ......................................           1,000,000            966,510
    Clackamas County Hospital Facility
     Refunding Kaiser Permanente Series A
     6.50% 04/01/2011 ......................................           1,000,000          1,022,720
    Clackamas County Hospital Authority
     Senior Living Facility Marys Woods
     Series A
     6.375% 05/15/2020 .....................................           1,405,000          1,374,582
    Clackamas County Housing Authority
     Multifamily Housing Easton Ridge Series A
     5.80% 12/01/2016 ......................................           2,255,000          2,311,443
    Deschutes County Hospital Facility
     Authority
     5.75% 01/01/2009 ......................................           1,670,000          1,711,583
    Deschutes Valley Water District
     5.875% 09/01/2005 .....................................           3,670,000          3,849,940
    Eugene Airport Refunding (AMT)
     5.50% 05/01/2005 ......................................             260,000            266,076
     5.65% 05/01/2006 ......................................             240,000            248,143
     5.65% 05/01/2007 ......................................             555,000            575,446
     5.70% 05/01/2008 ......................................             515,000            536,841
    Eugene Electric Utility Refunding
     5.80% 08/01/2008 ......................................           1,435,000          1,466,068
     5.80% 08/01/2009 ......................................           1,300,000          1,327,157
     6.00% 08/01/2011 ......................................           1,375,000          1,405,965
    Gresham Sewer
     5.35% 06/01/2006 ......................................             860,000            886,385
    Gresham Stormwater
     6.10% 10/01/2009 ......................................           1,115,000          1,177,284
    Hillsboro Hospital Facility Authority Tuality
     Healthcare
     5.75% 10/01/2012 ......................................           5,840,000          5,736,749
    Lebanon Urban Renewal Agency
     5.625% 06/01/2019 .....................................         $ 1,000,000     $      993,590
    Lebanon Wastewater Refunding
     5.75% 06/01/2011 ..........................................       1,225,000          1,266,699
    Medford Hospital Facilities Authorization
     Asante Health System Series A
     5.25% 08/15/2010 ..........................................       1,500,000          1,574,370
    Multnomah County EDL Facilities Refunding
     University of Portland Project
     5.00% 04/01/2011 ..........................................       1,150,000          1,187,708
    Myrtle Point Water
     6.00% 12/01/2020 ..........................................         510,000            515,018
    North Clackamas Parks & Recreation District
     Facilities
     5.70% 04/01/2013 ..........................................       2,920,000          3,146,942
    Northern Wasco County People's Utility
     District Electric
     0.00% 02/01/2006 ..........................................         610,000            472,945
     0.00% 02/01/2007 ..........................................         585,000            423,739
     0.00% 02/01/2008 ..........................................         610,000            412,159
     0.00% 02/01/2011 ..........................................         500,000            273,430
    Oregon Health, Housing, Educational &
     Cultural Facilities Authority/Aquarium
     4.75% 10/01/2008 ..........................................       1,550,000          1,365,689
     4.90% 10/01/2009 ..........................................         670,000            587,409
    Oregon Health, Housing, Educational &
     Cultural Facilities Authority Linfield
     College Project Series A
     4.55% 10/01/2008 ..........................................         525,000            505,869
     4.65% 10/01/2009 ..........................................         555,000            533,205
     5.50% 10/01/2018 ..........................................       1,000,000            974,330
    Oregon Health Housing, Educational &
     Cultural Facilities Authority Reed
     College Project Series A
     5.10% 07/01/2010 ..........................................         900,000            938,799
     5.30% 07/01/2011 ..........................................         500,000            517,495
    Oregon Health, Housing, Educational &
     Cultural Facilities Authority Goodwill
     Industries Lane County Series A
     6.65% 11/15/2022 ..........................................       4,140,000          3,901,991
    Oregon Housing & Community Services
     Department Single Family Mortgage
     Program Series A (AMT)
     6.20% 07/01/2027 ..........................................       3,700,000          3,800,603
    Oregon Housing & Community Services
     Department Single Family Mortgage
     Program Series D
     6.70% 07/01/2013 ..........................................       1,000,000          1,026,680


               See Accompanying Notes to Financial Statements

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

COLUMBIA OREGON MUNICIPAL BOND FUND
(CONT.)
December 31, 2000

                                                                      PRINCIPAL
                                                                        AMOUNT            VALUE
---------------------------------------------------------------------------------------------------

    Oregon Housing & Community Services
     Department Housing Finance Assisted
     Insured Multi Unit B
     6.80% 07/01/2013 ..........................................     $ 8,360,000     $    8,583,714
    Oregon Housing & Community Services
     Department Single Family Mortgage
     Program Series F (AMT)
     5.65% 07/01/2028 ..........................................       1,235,000          1,228,170
    Oregon Housing & Community Services
     Department Single Family Mortgage
     Series F MBIA-IBC (AMT)
     5.65% 07/01/2028 ..........................................         925,000            922,429
    Oregon Housing & Community Services
     Department Single Family Mortgage
     Project Series E
     5.375% 07/01/2021 .........................................       4,000,000          4,007,920
    Oregon Housing & Community Services
     Department Single Family Mortgage
     Program Series A
     4.85% 07/01/2010 ..........................................         310,000            312,344
    Oregon Housing & Community Services
     Mountain Shadows Apts. B-1
     6.25% 12/01/2005 ..........................................       4,000,000          3,994,720
    Oregon Housing & Community Services
     Department Single Family Mortgage
     Program Series L (AMT)
     5.90% 07/01/2031 ..........................................       4,220,000          4,234,559
    Oregon Housing Financial
     5.80% 07/01/2009 ..........................................         315,000            316,509
    Oregon State Department Administrative
     Services Lottery Education Project
     5.25% 04/01/2013 ..........................................       1,500,000          1,571,895
    Oregon State Economic Development Dove
     Lewis 24 Hour Emergency Animal Hospital
     7.00% 12/01/2019 ..........................................       1,510,000          1,522,140
    Oregon State Housing & Community
     Services Department Multifamily Housing
     Series B (AMT)
     6.00% 07/01/2031 ..........................................       6,935,000          7,068,776
    Oregon State Housing & Community
     Services Department Single Family
     Mortgage Program Series L
     6.05% 07/01/2020 ..........................................       2,575,000          2,689,562
    Oregon State Housing & Community
     Services Department Mortgage Series M
     (AMT)
     5.80% 07/01/2012 ..........................................         875,000            917,394
    Oregon State Housing & Community
     Services Single Family Mortgage PG
     Series E
     5.800% 07/01/2014 .........................................     $ 1,080,000     $    1,133,179
    Oregon State Housing & Community
     Services Dept. Mortgage Single Family
     Series E
     5.70% 07/01/2012 ..........................................       1,210,000          1,278,813
     6.00% 07/01/2020 ..........................................       3,000,000          3,105,270
    Port Morrow
     6.70% 06/01/2020 ..........................................       2,000,000          2,003,360
    Port of St. Helens
     5.60% 08/01/2014 ..........................................         315,000            306,889
     5.75% 08/01/2019 ..........................................         425,000            412,110
    Port of St. Helens Pollution Control Portland
     General Electric Co. Series A
     4.80% 04/01/2010 ..........................................       5,195,000          5,090,425
    Port of St. Helens Pollution Control Portland
     General Electric Co. Series B
     4.80% 06/01/2010 ..........................................       3,500,000          3,428,775
    Port Umpqua Pollution Control Refunding
     International Paper Co. PJS - A
     5.05% 06/01/2009 ..........................................         300,000            295,200
    Portland Housing Authority Multifamily
     Housing Senior Lien Civic Apartments
     Series A
     5.60% 01/01/2018 ..........................................       1,240,000          1,265,842
    Portland Housing Authority Refunding
     Pooled Housing Series A
     4.50% 01/01/2009 ..........................................         660,000            655,624
     5.00% 01/01/2019 ..........................................       5,600,000          5,264,392
    Portland Hydroelectric Power
     6.80% 10/01/2004 ..........................................         465,000            466,023
    Portland Housing Authority Refunding
     Pooled Housing Series A
     5.10% 01/01/2027 ..........................................       3,250,000          2,944,272
    Portland Parking Refunding
     6.375% 10/01/2012 .........................................       1,700,000          1,706,902
    Powell Valley Water District
     6.00% 02/01/2015 ..........................................         620,000            619,994
    Prineville Sewer First Lien
     6.50% 07/01/2004 ..........................................         500,000            524,405
    Redmond Urban Renewal Agency
     Downtown Area B
     5.65% 06/01/2013 ..........................................         720,000            708,696
     5.85% 06/01/2019 ..........................................         785,000            769,975
    Redmond Urban Renewal Agency
     Refunding South Airport Industrial Area A
     5.70% 06/01/2019 ..........................................         650,000            626,782
    Reedsport Water
     7.00% 10/01/2014 ..........................................         520,000            553,758


               See Accompanying Notes to Financial Statements

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                                                      PRINCIPAL
                                                                        AMOUNT            VALUE
---------------------------------------------------------------------------------------------------
    Salem Hospital Facility Authority
     5.25% 08/15/2014 ..........................................     $ 2,900,000     $    2,886,979
     5.00% 08/15/2018 ..........................................       2,000,000          1,873,720
    Salem Hospital Facility Authority Capital
     Manor, Inc.
     7.50% 12/01/2024 ..........................................         905,000            930,403
    Salem Water & Sewer
     5.30% 06/01/2015 ..........................................       1,500,000          1,553,160
    Sheridan Water
     6.20% 05/01/2015 ..........................................         625,000            655,744
     6.45% 05/01/2020 ..........................................         520,000            541,476
    Sheridan Water Refunding
     5.35% 04/01/2018 ..........................................         300,000            292,344
    South Fork Water Board First Lien
     5.45% 02/01/2014 ..........................................       1,300,000          1,313,234
    Umatilla County Hospital Facility Authority
     Catholic Health Initiatives Series A
     5.75% 12/01/2020 ..........................................         530,000            538,618
     6.00% 12/01/2030 ..........................................       4,825,000          4,955,661
    Washington County Authority Affordable
     Housing Pool Series A
     6.00% 07/01/2020 ..........................................       2,000,000          1,922,340
    Washington County Housing Authority
     Multifamily Bethany Meadows Project
     (AMT)
     6.25% 08/01/2010 ......................................             850,000            850,434
                                                                                      -------------
                                                                                        172,627,089
                                                                                      -------------

  INSURED REVENUE (19.4%)

    Clackamas County Health Facility Authority
     Refunding Adventist Health A
     6.35% 03/01/2009 ......................................           1,525,000          1,587,510
    Emerald Peoples Utilities District
     7.20% 11/01/2006 ......................................             630,000            725,256
     7.35% 11/01/2010 ......................................           2,160,000          2,660,969
     7.35% 11/01/2011 ......................................           2,000,000          2,487,400
     7.35% 11/01/2012 ......................................           2,490,000          3,131,922
     7.35% 11/01/2013 ......................................           2,675,000          3,345,462
    Eugene Electric Utilities System Series B
     4.55% 08/01/2010 ......................................             600,000            600,666
     4.65% 08/01/2011 ......................................             375,000            375,532
     5.00% 08/01/2018 ......................................           1,000,000          1,000,480
     5.00% 08/01/2023 ......................................             525,000            517,330
    Marion County Certificates of Participation
     Courthouse Square Project Series A
     4.65% 06/01/2012 ......................................             355,000            355,280
    Medford Hospital Facilities Authority Asante
     Health System Series A
     5.25% 08/15/2008 ......................................           1,645,000          1,728,155
     5.25% 08/15/2011 ......................................             800,000            835,600
    Multnomah County Educational Facilities
     University of Portland Project
     5.70% 04/01/2015 ......................................         $ 1,000,000     $    1,013,720
     5.00% 04/01/2018 ......................................           1,530,000          1,534,131
    Ontario Catholic Health Holy Rosary
     Medical Center
     5.50% 11/15/2012 ......................................           1,500,000          1,573,125
    Oregon Department of Administrative
     Services Certificates Participation Series A
     5.30% 05/01/2008 ......................................             750,000            791,850
     6.00% 05/01/2012 ......................................           2,695,000          3,047,371
     5.70% 05/01/2015 ......................................           1,000,000          1,050,050
     6.25% 05/01/2018 ......................................           1,000,000          1,117,880
     5.75% 05/01/2020 ......................................           1,500,000          1,595,355
    Oregon Department of Administrative
     Services Certificates Participation Series B
     5.50% 11/01/2011 ......................................           1,635,000          1,731,874
     5.00% 11/01/2013 ......................................           1,000,000          1,022,080
    Oregon Department of Administrative
     Services Certificates Participation Series C
     5.50% 05/01/2011 ......................................           2,000,000          2,110,800
     5.75% 05/01/2017 ......................................           2,000,000          2,101,060
    Oregon Department of General Services
     Certificates Participation Series C
     5.80% 03/01/2015 ......................................             840,000            860,773
    Oregon Health Sciences University Capital
     Appreciation Insured Series A
     0.00% 07/01/2021 ......................................          10,315,000          3,483,376
    Oregon Health Sciences University Series A
     0.00% 07/01/2009 ......................................           1,530,000          1,039,666
     0.00% 08/01/2012 ......................................           1,315,000            757,374
     0.00% 07/01/2014 ......................................           2,495,000          1,280,035
     0.00% 07/01/2015 ......................................           4,325,000          2,091,051
    Oregon Health, Housing, Educational &
     Cultural Facilities Authority Lewis &
     Clark College
     6.00% 10/01/2013 ......................................             965,000          1,031,981
    Oregon Housing & Community Services
     Department Single Family Mortgage
     Project Series J (AMT)
     5.75% 07/01/2029 ......................................           8,995,000          9,006,873
    Port of Portland Airport Refunding Portland
     International Airport Series 12B
     5.25% 07/01/2012 ......................................           1,000,000          1,051,440
    Port of Portland Airport Series 9A
     5.50% 07/01/2006 ......................................             500,000            513,295
    Portland Arena Gas Tax
     0.00% 06/01/2016 ......................................           1,100,000            451,627
     0.00% 06/01/2017 ......................................           2,320,000            890,207
    Portland Gas Tax Series A
     5.80% 06/01/2016 ......................................           1,625,000          1,706,591


               See Accompanying Notes to Financial Statements

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

COLUMBIA OREGON MUNICIPAL BOND FUND
(CONT.)
December 31, 2000

                                                                      PRINCIPAL
                                                                        AMOUNT            VALUE
---------------------------------------------------------------------------------------------------
    Portland Sewer System Series A
     4.50% 06/01/2015 ......................................         $ 1,510,000     $    1,452,197
     4.50% 06/01/2018 ......................................           2,300,000          2,164,392
    Tri-County Metropolitan Transportation
     District Series 1
     5.40% 06/01/2019 ......................................           4,200,000          4,189,290
    Tualatin Hills Park & Recreation District
     5.75% 03/01/2014 ......................................             990,000          1,092,920
    Washington County Housing Authority
     Multifamily Tualatin Meadows (AMT)
     5.90% 11/01/2018 ......................................           1,000,000          1,029,690
    Washington County Unified Sewer Agency
     5.50% 10/01/2016 ......................................           1,250,000          1,296,213
    Washington County Unified Sewer Agency
     Series A
     0.00% 10/01/2003 ......................................           1,000,000            888,950
     0.00% 10/01/2005 ......................................           5,230,000          4,244,302
     0.00% 10/01/2007 ......................................           4,835,000          3,573,403
    Western Lane Hospital District Facility
     Authority Refunding Sisters St. Joseph
     Peace
     5.625% 08/01/2007 .....................................           2,460,000          2,610,798
                                                                                      -------------
                                                                                         84,747,302
                                                                                      -------------
   Total Revenue Bonds
    (Cost $ 252,773,645) ...................................                            257,374,391
                                                                                      -------------

  PRE-REFUNDED BONDS (0.1%)
    Oregon City Sewer
     6.50% 10/01/2007
     (Cost $ 496,044) ......................................             500,000            537,575
                                                                                      -------------

  OTHER BONDS (3.5%)
    Grants Pass Urban Renewal Agency Tax
     Increment
     6.125% 08/01/2012 .....................................             755,000            760,104
    Hood River Urban Renewal Agency
     6.25% 12/15/2011 ......................................           1,250,000          1,343,925
    Lebanon Urban Renewal Agency
     5.75% 06/01/2015 ......................................           1,120,000          1,134,784
     6.00% 06/01/2020 ......................................           1,580,000          1,594,884
    Lebanon Special Obligation Refunding
     Lease Water
     5.40% 10/01/2013 ......................................             755,000            761,795
    Medford Urban Renewal Agency
     5.875% 09/01/2010 .....................................             500,000            527,470
    Multnomah County Certificate of
     Participation
     4.55% 08/01/2010 ......................................         $ 1,000,000     $    1,007,200
    Newberg Certificates of Participation
     6.20% 12/01/2001 ......................................             410,000            415,642
    Portland Airport Way Urban Renewal &
     Redevelopment Tax Increment Series C
     5.90% 06/01/2006 ......................................             860,000            895,733
    Portland Urban Renewal & Redevelopment
     Oregon Convention Center Series A
     5.75% 06/15/2017 ......................................           1,500,000          1,615,365
     5.75% 06/15/2018 ......................................           2,050,000          2,198,932
    Portland Urban Renewal & Redevelopment
     Downtown Waterfront Series L
     6.40% 06/01/2008 ......................................           3,095,000          3,182,310
                                                                                      -------------
   Total Other Bonds
    (Cost $ 14,914,386) ....................................                             15,438,144
                                                                                      -------------

  U.S. TERRITORIES (1.2%)
    Guam Housing Corporation Single Family
     Mortgage Backed Securities Series A
     (AMT)
     5.75% 09/01/2031 ......................................           1,500,000          1,510,680
    Puerto Rico Housing Finance Corp.
     Multi Family Mortgage Portfolio A-1
     7.50% 04/01/2022 ......................................           1,365,000          1,399,057
    Puerto Rico Housing Finance Corp.
     Single Family Mortgage Portfolio 1
     Series C
     6.75% 10/15/2013 ......................................             710,000            731,257
    Virgin Islands Public Finance Authority
     Unrefunded Balance Series A
     7.30% 10/01/2018 ......................................           1,185,000          1,483,442
                                                                                      -------------
   Total U.S. Territories Bonds
    (Cost $ 4,889,859) .....................................                              5,124,436
                                                                                      -------------

  TAX EXEMPT MONEY MARKET INVESTMENT (2.4%)
    SEI Tax Exempt #21 Money Market Fund
     (Cost $ 10,581,285) ...................................         $10,581,285     $   10,581,285
                                                                                      -------------

TOTAL INVESTMENTS (98.9%)
 (Cost $ 421,186,620) ......................................                            431,940,106

OTHER ASSETS LESS LIABILITIES (1.1%) .......................                              4,603,554
                                                                                      -------------

NET ASSETS (100%) ..........................................                         $  436,543,660
                                                                                      =============


               See Accompanying Notes to Financial Statements

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

COLUMBIA HIGH YIELD FUND
December 31, 2000

                                                                      PRINCIPAL
                                                                        AMOUNT            VALUE
---------------------------------------------------------------------------------------------------
 CORPORATE NOTES & BONDS (87.5%)
  AEROSPACE (1.9%)
    Precision Castparts Corp.
     Senior Notes
     8.75% 03/15/2005 ......................................         $ 1,750,000     $    1,830,350
                                                                                      -------------

  AUTOMOTIVE/AUTO PARTS (4.3%)
    American Axle & Manufacturing, Inc.
     Senior Subordinated Notes
     9.75% 03/01/2009 ......................................           1,950,000          1,638,000
    Hayes Wheels International, Inc.
     Senior Subordinated Notes, Series B
     9.125% 07/15/2007 .....................................           1,000,000            660,000
    Lear Corp.
     Senior Notes, Series B
     7.96% 05/15/2005 ......................................           2,000,000          1,888,524
                                                                                      -------------
                                                                                          4,186,524
                                                                                      -------------

  BROADCASTING (1.5%)
    Heritage Media Corp.
     Senior Subordinated Notes
     8.75% 02/15/2006 ......................................           1,500,000          1,451,250
                                                                                      -------------

  CABLE TV (10.2%)
    Adelphia Communications Corp.
     Senior Notes, Series B
     10.50% 07/15/2004 .....................................           1,500,000          1,470,000
    Adelphia Communications Corp.
     Senior Notes
     9.50% 03/01/2005 ......................................             500,000            457,500
    Senior Discount Notes
     0.00% 03/15/2003 ......................................              50,000             37,500
    Charter Communications Holdings L.L.C./
     Charter Communications Holdings
     Capital Corp.
     Senior Notes
     10.00% 04/01/2009 .....................................           2,000,000          1,920,000
    CSC Holdings, Inc.
     Senior Notes
     7.875% 12/15/2007 .....................................           1,750,000          1,741,722
    CSC Holdings, Inc.
     Senior Debentures, Series B
     8.125% 08/15/2009 .....................................             475,000            484,082
    Jones Intercable, Inc.
     Senior Notes
     8.875% 04/01/2007 .....................................             700,000            743,141
    Rogers Cablesystems Ltd.
     Notes
     9.625% 08/01/2002 .....................................         $   490,000     $      498,575
    Rogers Cablesystems Ltd.
     Senior Secured Second Priority Debentures
     10.00% 12/01/2007 .....................................             500,000            526,250
    Rogers Communications, Inc.
     Senior Notes
     8.875% 07/15/2007 .....................................           1,000,000            995,000
    Shaw Communications, Inc.
     Senior Notes
     8.25% 04/11/2010 ......................................           1,000,000          1,051,870
                                                                                      -------------
                                                                                          9,925,640
                                                                                      -------------

  CONSUMER PRODUCTS (1.7%)
    The Scotts Co. (144A)
     Senior Subordinated Notes
     8.625% 01/15/2009 .....................................           1,750,000          1,666,875
                                                                                      -------------

  CONTAINERS (3.5%)
    Ball Corp.
     Senior Notes
     7.75% 08/01/2006 ......................................           2,000,000          1,925,000
    Silgan Holdings, Inc.
     Senior Subordinated Debentures
     9.00% 06/01/2009 ......................................           1,750,000          1,496,250
                                                                                      -------------
                                                                                          3,421,250
                                                                                      -------------

  DIVERSIFIED MEDIA (6.1%)
    Fox/Liberty Networks L.L.C.
     Senior Notes
     8.875% 08/15/2007 .....................................           2,000,000          2,035,000
    Lamar Media Corp.
     Senior Subordinated Notes
     9.625% 12/01/2006 .....................................           1,750,000          1,802,500
    Outdoor Systems, Inc.
     Senior Subordinated Notes
     9.375% 10/15/2006 .....................................           1,285,000          1,336,400
     8.875% 06/15/2007 .....................................             750,000            778,125
                                                                                      -------------
                                                                                          5,952,025
                                                                                      -------------

  ELECTRIC (4.5%)
    AES Corp.
     Senior Subordinated Notes
     10.25% 07/15/2006 .....................................             800,000            826,000
     8.50 11/01/2007 .......................................             750,000            723,750
    Calpine Corp.
     Senior Notes
     7.625% 04/15/2006 .....................................           1,500,000          1,432,920
     8.75% 07/15/2007 ......................................             500,000            497,200


               See Accompanying Notes to Financial Statements

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

COLUMBIA HIGH YIELD FUND
(CONT.)
December 31, 2000

                                                                      PRINCIPAL
                                                                        AMOUNT            VALUE
---------------------------------------------------------------------------------------------------
    CMS Energy X-Tras (144A) Pass Thru Trust I
     Senior Notes
     7.00% 01/15/2005 ......................................         $ 1,000,000     $      914,370
                                                                                      -------------
                                                                                          4,394,240
                                                                                      -------------

  ENERGY (7.5%)
    Gulf Canada Resources Ltd.
     Senior Subordinated Debentures
     9.625% 07/01/2005 .....................................           1,350,000          1,388,813
    Newpark Resources, Inc.
     Senior Subordinated Notes, Series B
     8.625% 12/15/2007 .....................................           1,000,000            927,500
    Pride International, Inc.
     Senior Notes
     9.375% 05/01/2007 .....................................             500,000            511,250
     10.00% 06/01/2009 .....................................           1,000,000          1,050,000
    R&B Falcon Corp.
     Senior Notes, Series B
     6.50% 04/15/2003 ......................................             500,000            480,000
    RBF Finance Co.
     Senior Secured Notes
     11.00% 03/15/2006 .....................................           1,000,000          1,157,500
    Vintage Petroleum, Inc.
     Senior Subordinated Notes
     9.75% 06/30/2009 ......................................           1,750,000          1,855,000
                                                                                      -------------
                                                                                          7,370,063
                                                                                      -------------

  ENVIRONMENTAL (4.0%)
    Allied Waste North America, Inc.
     Senior Subordinated Notes, Series B
     10.00% 08/01/2009 .....................................           1,750,000          1,636,250
    USA Waste Services, Inc.
     Notes
     6.125% 07/15/2001 .....................................           1,000,000            993,200
    Waste Management, Inc.
     Notes
     7.125% 06/15/2001 .....................................             500,000            499,125
    WMX Technologies, Inc.
     Notes
     6.70% 05/01/2001 ......................................             750,000            748,125
                                                                                      -------------
                                                                                          3,876,700
                                                                                      -------------

  GAMING (7.2%)
    Harrah's Operating, Inc.
     Senior Subordinated Notes
     7.875% 12/15/2005 .....................................           2,250,000          2,227,500
    International Game Technology
     Senior Notes
     7.875% 05/15/2004 .....................................         $ 1,000,000     $      990,000
    Park Place Entertainment Corp.
     Senior Subordinated Notes
     9.375% 02/15/2007 .....................................           2,000,000          2,060,000
    Station Casinos, Inc.
     Senior Subordinated Notes
     10.125% 03/15/2006 ....................................             500,000            515,000
     9.75% 04/15/2007 ......................................           1,250,000          1,265,625
                                                                                      -------------
                                                                                          7,058,125
                                                                                      -------------

  HEALTHCARE (3.8%)
    HCA - The Healthcare Co.
     Notes
     6.91% 06/15/2005 ......................................           2,000,000          1,935,000
    Tenet Healthcare Corp.
     Senior Notes
     8.625% 12/01/2003 .....................................             500,000            512,500
    Tenet Healthcare Corp.
     Senior Subordinated Notes, Series B
     8.125% 12/01/2008 .....................................           1,250,000          1,259,375
                                                                                      -------------
                                                                                          3,706,875
                                                                                      -------------

  HOMEBUILDERS/REAL ESTATE (2.3%)
    Toll Corp.
     Senior Subordinated Notes
     8.75% 11/15/2006 ......................................             500,000            490,000
     7.75% 09/15/2007 ......................................             500,000            466,250
     8.00% 05/01/2009 ......................................             500,000            462,500
    Webb (Del) Corp.
     Senior Subordinated Debentures
     9.375% 05/01/2009 .....................................           1,000,000            855,000
                                                                                      -------------
                                                                                          2,273,750
                                                                                      -------------

  MISCELLANEOUS (3.0%)
    United Rentals, Inc.
     Senior Subordinated Notes, Series B
     9.50% 06/01/2008 ......................................             950,000            739,812
     8.80% 08/15/2008 ......................................             500,000            374,375
    United Rentals, Inc.
     Senior Notes, Series B
     9.25% 01/15/2009 ......................................             500,000            379,375
    United Stationers Supply Co.
     Senior Subordinated Notes
     8.375% 04/15/2008 .....................................           1,500,000          1,395,000
                                                                                      -------------
                                                                                          2,888,562
                                                                                      -------------

  PAPER/FOREST PRODUCTS (1.5%)
    Buckeye Technologies, Inc.
     Senior Subordinated Notes
     8.50% 12/15/2005 ......................................           1,500,000          1,434,375
                                                                                      -------------


               See Accompanying Notes to Financial Statements

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                                                      PRINCIPAL
                                                                        AMOUNT            VALUE
---------------------------------------------------------------------------------------------------
  PUBLISHING/PRINTING (1.0%)
     Primedia, Inc. Senior Notes
     10.25% 06/01/2004 .....................................         $ 1,000,000     $    1,000,000
                                                                                      -------------

  REAL ESTATE INVESTMENT TRUSTS (3.8%)
    Health Care Property Investors, Inc.
     Notes
     6.875% 06/08/2005 .....................................           1,500,000          1,419,660
    Simon Property Group, Inc.
     Notes
     6.75% 02/09/2004 ......................................           2,400,000          2,345,424
                                                                                      -------------
                                                                                          3,765,084
                                                                                      -------------

  RESTAURANTS (2.0%)
    Tricon Global Restaurants, Inc.
     Senior Notes
     7.45% 05/15/2005 ......................................           2,000,000          1,963,370
                                                                                      -------------

  SERVICES (1.6%)
    Iron Mountain, Inc.
     Senior Subordinated Notes
     10.125% 10/01/2006 ....................................           1,500,000          1,552,500
                                                                                      -------------

  SHIPPING (1.0%)
    Teekay Shipping Corp. Gtd. 1st Pfd. Ship. Mtg.
     Notes
     8.32% 02/01/2008 ......................................           1,000,000            958,750
                                                                                      -------------

  SOVEREIGN - OTHER (1.7%)
    United Mexican States
     Notes
     9.875% 02/01/2010 .....................................           1,600,000          1,716,800
                                                                                      -------------

  SPECIALTY RETAILERS (1.2%)
    *Flooring America, Inc.
     Senior Subordinated Notes, Series B
     12.75% 10/15/2002 .....................................             739,000             96,070
    Zale Corp.
     Senior Notes, Series B
     8.50% 10/01/2007 ......................................           1,110,000          1,065,600
                                                                                      -------------
                                                                                          1,161,670
                                                                                      -------------

  TECHNOLOGY (1.8%)
    Unisys Corp.
     Senior Notes
     11.75% 10/15/2004 .....................................           1,650,000          1,736,625
                                                                                      -------------

  TELECOMMUNICATIONS (10.4%)
    Crown Castle International Corp.
     Senior Notes
     10.75% 08/01/2011 .....................................           1,500,000          1,545,000
    Flag Ltd.
     Senior Notes
     8.25% 01/30/2008 ......................................           1,750,000          1,487,500
    Level 3 Communications, Inc.
     Senior Notes
     9.125% 05/01/2008 .....................................           1,000,000            800,000
     Senior Discount Notes
     0.00% to 12/01/2003 then
     10.50% to 12/01/2008 ..................................         $ 2,050,000     $    1,107,000
    McLeodUSA, Inc.
     Senior Notes
     9.25% 07/15/2007 ......................................             500,000            455,000
     9.50% 11/01/2008 ......................................           1,500,000          1,365,000
    Metromedia Fiber Network, Inc.
     Senior Notes, Series B
     10.00% 11/15/2008 .....................................           1,950,000          1,623,375
    Nextlink Communications, Inc.
     Senior Discount Notes
     0.00% to 04/15/2003 then
     9.45% to 04/15/2008 ...................................           1,000,000            520,000
     Senior Notes
     10.75% 11/15/2008 .....................................           1,000,000            815,000
     10.75% 06/01/2009 .....................................             500,000            407,500
                                                                                      -------------
                                                                                         10,125,375
                                                                                      -------------

   Total Corporate Notes & Bonds
    (Cost $ 88,942,897) ....................................                             85,416,778
                                                                                      -------------

REPURCHASE AGREEMENTS (13.8%)
    J.P. Morgan Securities, Inc.
     6.58% Dated 12/29/2000,
     due 01/02/2001 in the
     amount of $8,662,846.
     Collateralized by U.S. Treasury Notes
     5.25% to 6.625% due
     05/15/2001 to 02/15/2006
     U.S. Treasury Bonds
     5.25% to 8.875% due
     08/15/2017 to 11/15/2028
     U.S. Treasury Bill due 03/01/2001 .....................           8,661,284          8,661,284
    Merrill Lynch
     6.59% dated 12/29/2000,
     due 01/02/2001 in the
     amount of $4,800,867.
     Collateralized by U.S. Treasury Strips
     due 02/15/2006 to 05/15/2027 ..........................           4,800,000          4,800,000
                                                                                      -------------
   Total Repurchase Agreements
    (Cost $ 13,461,284) ....................................                             13,461,284
                                                                                      -------------

TOTAL INVESTMENTS (101.3%)
 (Cost $ 102,404,181) ......................................                             98,878,062

OTHER ASSETS LESS LIABILITIES (-1.3%) ......................                             (1,302,761)
                                                                                      -------------

NET ASSETS (100.0%) ........................................                         $   97,575,301
                                                                                      =============

* Flooring America, Inc., filed a bankruptcy petition for reorganization on June 15, 2000. Effective on that date, interest is not being accrued.


               See Accompanying Notes to Financial Statements

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

COLUMBIA DAILY INCOME COMPANY
December 31, 2000

                                                                      PRINCIPAL
                                                                        AMOUNT            VALUE
---------------------------------------------------------------------------------------------------
  U.S. GOVERNMENT SECURITIES (3.3%)
    *Fannie Mae
     6.26% 05/10/2001 ......................................         $20,000,000     $   20,000,000
    *Sallie Mae
     6.31% 08/08/2001 ......................................          20,000,000         19,994,157
                                                                                      -------------
   Total U.S. Government Securities
    (Cost $ 39,994,157) ....................................                             39,994,157
                                                                                      -------------

  COMMERCIAL PAPER (95.9%)
    Abbey National NA
     6.52% 01/18/2001 ......................................          10,000,000          9,967,400
     6.51% 01/25/2001 ......................................          17,000,000         16,923,087
     6.52% 01/29/2001 ......................................          13,000,000         12,931,721
    Alcoa, Inc.
     6.52% 01/08/2001 ......................................          20,000,000         19,971,022
    American Express Credit Corp.
     6.20% 03/21/2001 ......................................          16,000,000         15,779,555
    American General Finance Corp.
     6.51% 02/09/2001 ......................................          15,000,000         14,891,500
    American Honda Finance Corp.
     6.50% 02/21/2001 ......................................          16,000,000         15,849,778
     6.51% 02/22/2001 ......................................          11,000,000         10,894,574
     6.49% 02/23/2001 ......................................          12,000,000         11,883,180
    Archer Daniels Midland Co.
     6.47% 03/06/2001 ......................................          20,000,000         19,766,361
     6.45% 03/07/2001 ......................................           7,000,000          6,917,225
     6.35% 04/11/2001 ......................................          15,000,000         14,732,771
    Associates Corp. NA
     6.53% 01/09/2001 ......................................          20,000,000         19,967,350
    AT&T Corp.
     6.51% 01/29/2001 ......................................          18,000,000         17,905,605
    Bank One Corp.
     6.17% 04/20/2001 ......................................          18,000,000         17,660,650
     6.14% 04/23/2001 ......................................          20,000,000         19,614,544
    Becton, Dickinson & Co.
     6.37% 03/22/2001 ......................................          16,000,000         15,770,680
    Campbell Soup Co.
     6.49% 02/07/2001 ......................................          23,000,000         22,842,437
    Caterpillar Financial Services Corp.
     6.56% 01/03/2001 ......................................          25,000,000         24,986,333
     6.44% 03/13/2001 ......................................          15,000,000         14,806,800
    Chevron Transport Corp.
     6.53% 01/16/2001 ......................................          14,000,000         13,959,369
     6.49% 02/15/2001 ......................................          12,000,000         11,900,487
    CIT Group, Inc.
     6.53% 01/31/2001 ......................................          22,000,000         21,876,293
     6.49% 02/16/2001 ......................................          20,000,000         19,830,539
    Citicorp
     6.55% 01/17/2001 ......................................         $13,000,000     $   12,959,790
     6.57% 01/23/2001 ......................................          12,000,000         11,949,630
    Coca Cola Co.
     6.50% 01/22/2001 ......................................          14,000,000         13,944,389
    DaimlerChrysler NA Holding Corp.
     6.51% 02/23/2001 ......................................          12,000,000         11,882,820
    Deere & Co.
     6.55% 01/04/2001 ......................................          21,000,000         20,984,717
    Deutsche Bank Financial, Inc.
     6.50% 02/08/2001 ......................................          10,000,000          9,929,583
    E. I. Du Pont De Nemours & Co.
     6.48% 01/26/2001 ......................................          10,200,000         10,152,264
    Eastman Kodak Co.
     6.52% 01/30/2001 ......................................          11,000,000         10,940,233
    Ford Motor Credit Co.
     6.53% 01/17/2001 ......................................          10,500,000         10,467,622
     6.30% 03/19/2001 ......................................          20,000,000         19,727,000
    General Electric Capital Corp.
     6.51% 01/19/2001 ......................................          14,000,000         13,951,898
     6.50% 02/13/2001 ......................................          13,800,000         13,690,367
    General Motors Acceptance Corp.
     6.51% 02/01/2001 ......................................          15,000,000         14,913,200
     6.51% 02/05/2001 ......................................          22,000,000         21,856,780
    Goldman Sachs & Co.
     6.06% 01/02/2001 ......................................          23,000,000         22,991,758
     6.56% 01/12/2001 ......................................          14,000,000         13,969,387
    Grainger (W.W.), Inc.
     6.22% 03/27/2001 ......................................           7,500,000          7,388,558
    Halliburton Co.
     6.56% 01/25/2001 ......................................          12,000,000         11,945,333
     6.36% 03/09/2001 ......................................          10,000,000          9,879,867
     6.32% 03/27/2001 ......................................           8,000,000          7,879,218
    Heinz, H.J. Co.
     6.48% 02/14/2001 ......................................          11,500,000         11,406,850
     6.50% 02/15/2001 ......................................          13,000,000         12,892,028
    Household Finance Corp.
     6.51% 01/26/2001 ......................................          11,000,000         10,948,282
    Illinois Tool Works, Inc.
     6.46% 01/30/2001 ......................................          17,000,000         16,908,483
    International Lease Finance Corp.
     6.48% 02/12/2001 ......................................          11,000,000         10,914,860
     6.45% 03/02/2001 ......................................          25,000,000         24,726,771
    John Deere Capital Corp.
     6.53% 01/18/2001 ......................................          10,000,000          9,967,350
     6.56% 01/23/2001 ......................................          10,000,000          9,958,089
    Kellogg Co.
     6.55% 01/05/2001 ......................................          15,670,000         15,655,745
    Lubrizol Corp.
     6.46% 02/06/2001 ......................................          15,000,000         14,900,408
     6.50% 02/20/2001 ......................................          16,000,000         15,852,667


               See Accompanying Notes to Financial Statements

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                                                      PRINCIPAL
                                                                        AMOUNT            VALUE
---------------------------------------------------------------------------------------------------
    Merrill Lynch & Co., Inc.
     6.54% 01/16/2001 ......................................         $11,000,000     $   10,968,027
     6.54% 01/17/2001 ......................................          10,000,000          9,969,117
     6.55% 02/09/2001 ......................................          12,000,000         11,912,667
    Morgan, J.P. & Co., Inc.
     6.56% 02/01/2001 ......................................          10,000,000          9,941,689
     6.36% 03/13/2001 ......................................          14,000,000         13,821,920
     6.32% 03/19/2001 ......................................          12,000,000         11,835,680
    Morgan Stanley Dean Witter & Co.
     6.65% 01/05/2001 ......................................          10,000,000          9,990,764
     6.51% 02/06/2001 ......................................          21,000,000         20,859,492
     6.35% 03/15/2001 ......................................          11,000,000         10,856,419
    Motorola Credit Corp.
     6.23% 03/23/2001 ......................................          11,500,000         11,336,809
    Motorola, Inc.
     6.46% 03/20/2001 ......................................          20,000,000         19,716,478
    Pacificorp
     6.30% 03/16/2001 ......................................          20,000,000         19,737,500
    Pitney Bowes Credit Corp.
     6.21% 03/22/2001 ......................................          15,000,000         14,790,413
    PPG Industries, Inc.
     6.55% 01/09/2001 ......................................          20,000,000         19,967,250
     6.56% 01/12/2001 ......................................          14,000,000         13,969,387
     6.40% 01/30/2001 ......................................           8,000,000          7,957,333
    Prudential Funding Corp.
     6.50% 01/23/2001 ......................................           8,500,000          8,464,701
     6.50% 01/24/2001 ......................................          23,000,000         22,900,333
    St. Paul Cos.
     6.55% 01/26/2001 ......................................           7,000,000          6,966,886
    UBS Finance, Inc.
     6.53% 01/18/2001 ......................................          12,000,000         11,960,820
     6.49% 02/22/2001 ......................................          11,000,000         10,894,898
     6.46% 03/02/2001 ......................................          18,000,000         17,802,970
    Verizon Global Funding Corp.
     6.52% 02/16/2001 ......................................          15,000,000         14,872,317
    Wells Fargo & Co.
     6.55% 02/08/2001 ......................................          20,000,000         19,858,083
                                                                                      -------------
   Total Commercial Paper
    (Cost $ 1,148,517,161) .................................                          1,148,517,161
                                                                                      -------------

REPURCHASE AGREEMENT (0.9%)
    J.P. Morgan Securities, Inc.
     6.58% Dated 12/29/2000,
     due 01/02/2001 in the
     amount of $ 10,396,115
     Collateralized by U.S. Treasury Notes
     5.25% to 6.625% due
     05/15/2001 to 02/15/2006
     U.S. Treasury Bonds
     5.25% to 8.875% due
     08/15/2017 to 11/15/2028
     U.S. Treasury Bill due 03/01/2001
     (Cost $ 10,394,241) ...................................         $10,394,241     $   10,394,241
                                                                                      -------------

TOTAL INVESTMENTS (100.1%)
 (Cost $ 1,198,905,559) ....................................                          1,198,905,559

OTHER ASSETS LESS LIABILITIES (-0.1%) ......................                               (754,866)
                                                                                      -------------

NET ASSETS (100.0%) ........................................                         $1,198,150,693
                                                                                      =============

* Floating rate note whose interest rate is reset periodically based on an index. The interest rate shown reflects the rate at December 31, 2000.


               See Accompanying Notes to Financial Statements

                      STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------


COLUMBIA FUNDS
DECEMBER 31, 2000
(IN THOUSANDS EXCEPT NET ASSET VALUE)

                                                                    COMMON                  INTERNATIONAL
                                                                    STOCK         GROWTH        STOCK         SPECIAL     SMALL CAP
                                                                     FUND          FUND          FUND          FUND          FUND
                                                                   --------     ----------     --------     ----------     --------
ASSETS:
  Investments at cost ...........................................  $700,305     $1,495,848     $164,793     $  892,988     $458,699
  Investments at cost--federal income tax purposes ..............  $708,495     $1,499,166     $164,793     $  903,002     $462,550
                                                                  ---------    ----------     --------     ----------     --------
  Investments at value ..........................................  $897,227     $1,933,330     $173,994     $1,114,354     $522,116
  Cash ..........................................................        --            337           43             --           --
  Cash denominated in foreign currencies (cost $1,669) ..........        --             --        1,705             --           --
  Receivable for:
    Investments sold ............................................    15,467          1,721        2,794          1,050        1,755
    Capital stock sold ..........................................       951          1,375          222          7,150        4,492
    Interest ....................................................       127            318           88            473          360
    Dividends ...................................................       535            704          192            115           --
    Expense reimbursement .......................................        --             --           --             --           --
                                                                   --------     ----------     --------     ----------     --------
  Total assets ..................................................   914,307      1,937,785      179,038      1,123,142      528,723
                                                                   --------     ----------     --------     ----------     --------
LIABILITIES:
Payable for:
  Covered call options at value (cost $3,988) ...................        --             --           --          1,361           --
  Investments purchased .........................................    14,853         14,129        2,168         13,696        6,337
  Capital stock redeemed ........................................     3,695          3,272        1,289         11,580        2,827
  Dividends and distributions ...................................        --             --           --             --           --
  Investment management fee .....................................       456            902          147            794          425
  Transfer agent fees and expenses ..............................        71            127           45             76           40
  Other accrued expenses ........................................        98            128           73            110          124
                                                                   --------     ----------     --------     ----------     --------
Total liabilities ...............................................    19,173         18,558        3,722         27,617        9,753
                                                                   --------     ----------     --------     ----------     --------
NET ASSETS ......................................................  $895,134     $1,919,227     $175,316     $1,095,525     $518,970
                                                                   ========     ==========     ========     ==========     ========
NET ASSETS consist of:
  Paid-in capital ...............................................  $705,835     $1,478,700     $169,298     $  845,437     $475,787
  Undistributed net realized gains (accumulated losses) from
    investment transactions .....................................    (7,623)         3,045       (3,219)        26,095      (20,234)
  Unrealized appreciation (depreciation) on:
    Investments .................................................   196,922        437,482        9,201        223,993       63,417
    Translation of assets and liabilities in foreign currencies..        --             --           36             --           --
                                                                   --------     ----------     --------     ----------     --------
NET ASSETS ......................................................  $895,134     $1,919,227     $175,316     $1,095,525     $518,970
                                                                   ========     ==========     ========     ==========     ========
SHARES OF CAPITAL STOCK OUTSTANDING .............................    36,781         47,895       11,867         42,157       20,058
                                                                   ========     ==========     ========     ==========     ========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE ........  $  24.34     $    40.07     $  14.77     $    25.99     $  25.87
                                                                   ========     ==========     ========     ==========     ========

                 See Accompanying Notes to Financial Statements

                            STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                                                                   REAL ESTATE               STRATEGIC                   SHORT TERM
                                                                     EQUITY      TECHNOLOGY    VALUE      BALANCED          BOND
                                                                      FUND          FUND        FUND        FUND            FUND
                                                                    ---------    ---------    --------   -----------    -----------
ASSETS:
  Investments at cost ...........................................   $ 386,347    $   4,939    $  8,430   $   998,537    $    34,855
  Investments at cost--federal income tax purposes ..............   $ 383,306    $   5,110    $  8,436   $ 1,004,188    $    35,019
                                                                    ---------    ---------    --------   -----------    -----------
  Investments at value ..........................................   $ 440,632    $   4,700    $  9,277   $ 1,136,670    $    35,417
  Cash ..........................................................          --           --          --            --             --
  Cash denominated in foreign currencies (cost $1,669) ..........          --           --          --            --             --
  Receivable for:
    Investments sold ............................................       5,287          222         219           780            322
    Capital stock sold ..........................................       2,764          102         401         6,089             43
    Interest ....................................................         167            6           7         6,126            437
    Dividends ...................................................       1,983           --           7           418             --
    Expense reimbursement .......................................          --           33          28            --              9
                                                                    ---------    ---------    --------   -----------    -----------
  Total assets ..................................................     450,833        5,063       9,939     1,150,083         36,228
                                                                    ---------    ---------    --------   -----------    -----------
LIABILITIES:
  Payable for:
    Covered call options at value (cost $3,988) .................          --           --          --            --             --
    Investments purchased .......................................      11,362          707         391         2,126            306
    Capital stock redeemed ......................................       2,174            4          --        10,306             21
    Dividends and distributions .................................         180           --          --           117              9
    Investment management fee ...................................         270            3           4           478             15
    Transfer agent fees and expenses ............................          18            1           1            77              8
    Other accrued expenses ......................................          65           21          17           125             13
                                                                    ---------    ---------    --------   -----------    -----------
  Total liabilities .............................................      14,069          736         413        23,229            372
                                                                    ---------    ---------    --------   -----------    -----------
NET ASSETS ......................................................   $ 436,764    $   4,327    $  9,526   $ 1,126,854    $    35,856
                                                                    =========    =========    ========   ===========    ===========
NET ASSETS consist of:
  Paid-in capital ...............................................   $ 390,982    $   4,781    $  8,699   $ 1,002,698    $    35,791
  Undistributed net realized gains (accumulated losses) from
    investment transactions .....................................      (8,503)        (215)        (20)      (13,977)          (497)
  Unrealized appreciation (depreciation) on:
    Investments .................................................      54,285         (239)        847       138,133            562
    Translation of assets and liabilities in foreign currencies..          --           --          --            --             --
                                                                    ---------    ---------    --------   -----------    -----------
NET ASSETS ......................................................   $ 436,764    $   4,327    $  9,526   $ 1,126,854    $    35,856
                                                                    =========    =========    ========   ===========    ===========
SHARES OF CAPITAL STOCK OUTSTANDING .............................      24,410          501         848        49,073          4,291
                                                                    =========    =========    ========   ===========    ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE ........   $   17.89    $    8.63    $  11.23   $     22.96    $      8.36
                                                                    =========    =========    ========   ===========    ===========

                                                                      FIXED      NATIONAL       OREGON                    COLUMBIA
                                                                      INCOME     MUNICIPAL     MUNICIPAL                   DAILY
                                                                    SECURITIES     BOND          BOND       HIGH YIELD     INCOME
                                                                       FUND        FUND          FUND          FUND        COMPANY
                                                                   -----------  -----------   -----------  -----------   -----------
ASSETS:
  Investments at cost ...........................................  $   369,855  $    10,775   $   421,187  $   102,404   $ 1,198,906
  Investments at cost-- federal income tax purposes .............  $   370,086  $    10,775   $   421,196  $   102,404   $ 1,198,906
                                                                   -----------  -----------   -----------  -----------   -----------
  Investments at value ..........................................  $   377,797  $    11,064   $   431,940  $    98,878   $ 1,198,906
  Cash ..........................................................          --            --            --           --         4,000
  Cash denominated in foreign currencies (cost $1,669) ..........          --            --            --           --            --
  Receivable for:
    Investments sold ............................................           64           --            --           --            --
    Capital stock sold ..........................................          335           --           112          867         4,916
    Interest ....................................................        5,054          164         5,637        1,948           403
    Dividends ...................................................           --           --            --           --            --
    Expense reimbursement .......................................           --           10            --           --            --
                                                                   -----------  -----------   -----------  -----------   -----------
  Total assets ..................................................      383,250       11,238       437,689      101,693     1,208,225
                                                                   -----------  -----------   -----------  -----------   -----------
LIABILITIES:
Payable for:
  Covered call options at value (cost $3,988) ...................           --           --            --           --            --
  Investments purchased .........................................        2,635           --            --        3,714            --
  Capital stock redeemed ........................................        1,331          286           447          211         9,377
  Dividends and distributions ...................................          258           35           470          111            --
  Investment management fee .....................................          160            5           183           45           469
  Transfer agent fees and expenses ..............................           28            3            13           10            85
  Other accrued expenses ........................................           39           11            32           27           143
                                                                   -----------  -----------   -----------  -----------   -----------
  Total liabilities .............................................        4,451          340         1,145        4,118        10,074
                                                                   -----------  -----------   -----------  -----------   -----------
NET ASSETS ......................................................  $   378,799  $    10,898   $   436,544  $    97,575   $ 1,198,151
                                                                   ===========  ===========   ===========  ===========   ===========
NET ASSETS consist of:
  Paid-in capital ...............................................  $   385,999  $    10,674   $   425,828  $   103,797   $ 1,198,151
  Undistributed net realized gains (accumulated losses) from
    investment transactions .....................................      (15,142)         (65)          (37)      (2,696)           --
  Unrealized appreciation (depreciation) on:
    Investments .................................................        7,942          289        10,753       (3,526)           --
    Translation of assets and liabilities in foreign currencies             --           --            --           --            --
                                                                   -----------  -----------   -----------  -----------   -----------
NET ASSETS ......................................................  $   378,799  $    10,898   $   436,544  $    97,575   $ 1,198,151
                                                                   ===========  ===========   ===========  ===========   ===========
SHARES OF CAPITAL STOCK OUTSTANDING .............................       29,197        1,110        35,997       10,863     1,198,151
                                                                   ===========  ===========   ===========  ===========   ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE ........  $     12.97  $      9.82   $     12.13  $      8.98   $      1.00
                                                                   ===========  ===========   ===========  ===========   ===========

                 See Accompanying Notes to Financial Statements

                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------


COLUMBIA FUNDS
FOR THE YEAR ENDED DECEMBER 31, 2000
(IN THOUSANDS)

                                                                      COMMON                  INTERNATIONAL
                                                                      STOCK        GROWTH        STOCK        SPECIAL     SMALL CAP
                                                                       FUND         FUND          FUND          FUND        FUND
                                                                    ----------   ----------    ----------    ----------   ---------
NET INVESTMENT INCOME:
  Income:
    Interest ....................................................   $    1,201   $    2,974    $      965    $    4,806   $   3,050
    Dividends ...................................................        5,583        7,448         1,952         2,094         454
    Foreign withholding tax on dividend income ..................           --           --          (230)           --          --
                                                                    ----------   ----------    ----------    ----------   ---------
      Total income ..............................................        6,784       10,422         2,687         6,900       3,504
                                                                    ----------   ----------    ----------    ----------   ---------
  Expenses:
    Investment management fees ..................................        5,845       12,039         2,197         9,717       4,515
    Transfer agent fees and expenses ............................          857        1,504           532           895         434
    Shareholder servicing fees ..................................          309          198            17           253         218
    Postage, printing, and other ................................          150          396           132           167          98
    Custodian fees ..............................................           92          174           169           112          92
    Registration and filing fees ................................           38           66            28            26         113
    Legal, insurance, and audit fees ............................           40           55            43            48          37
    Director fees ...............................................            8           18             2             9           4
                                                                    ----------   ----------    ----------    ----------   ---------
      Total expenses ............................................        7,339       14,450         3,120        11,227       5,511
    Fees paid indirectly ........................................          (27)         (53)          (15)          (34)        (19)
    Expense reimbursements ......................................           --           --            --            --          --
                                                                    ----------   ----------    ----------    ----------   ---------
      Net expenses ..............................................        7,312       14,397         3,105        11,193       5,492
                                                                    ----------   ----------    ----------    ----------   ---------
  Net investment income (loss) ..................................         (528)      (3,975)         (418)       (4,293)     (1,988)
                                                                    ----------   ----------    ----------    ----------   ---------
NET REALIZED AND UNREALIZED GAIN (LOSS)
          ON INVESTMENTS:
  Net realized gain (loss) from:
    Investment transactions .....................................       77,923      181,942        22,823       228,792      34,983
    Foreign currency transactions ...............................           --           --          (571)           --          --
                                                                    ----------   ----------    ----------    ----------   ---------
      Net realized gain (loss) ..................................       77,923      181,942        22,252       228,792      34,983
                                                                    ----------   ----------    ----------    ----------   ---------
  Change in net unrealized appreciation or depreciation on:
    Investments .................................................     (134,130)    (347,199)      (78,760)     (103,303)    (30,358)
    Translation of assets and liabilities in foreign currencies..           --           --            40            --          --
                                                                    ----------   ----------    ----------    ----------   ---------
      Change in net unrealized appreciation or depreciation .....     (134,130)    (347,199)      (78,720)     (103,303)    (30,358)
                                                                    ----------   ----------    ----------    ----------   ---------
      Net realized and unrealized gain (loss) on investments ....      (56,207)    (165,257)      (56,468)      125,489       4,625
                                                                    ----------   ----------    ----------    ----------   ---------
NET INCREASE (DECREASE) RESULTING
  FROM OPERATIONS ...............................................    $ (56,735)   $(169,232)    $ (56,886)   $  121,196   $   2,637
                                                                    ==========   ==========    ==========    ==========   =========

*For the period October 27, 2000 (inception of operations) through December 31, 2000.

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                                   REAL ESTATE                STRATEGIC                  SHORT TERM
                                                                     EQUITY     TECHNOLOGY      VALUE      BALANCED         BOND
                                                                      FUND         FUND*        FUND*        FUND           FUND
                                                                    ---------    --------     ---------   -----------   -----------
NET INVESTMENT INCOME:
  Income:
    Interest ....................................................   $   1,148    $     10     $      12   $    32,786   $     2,115
    Dividends ...................................................      19,449          --            10         3,696            --
    Foreign withholding tax on dividend income ..................          --          --            --            --            --
                                                                    ---------    --------     ---------   -----------   -----------
      Total income ..............................................      20,597          10            22        36,482         2,115
                                                                    ---------    --------     ---------   -----------   -----------
  Expenses:
    Investment management fees ..................................       2,528           4             5         5,394           178
    Transfer agent fees and expenses ............................         206           1             1           927            93
    Shareholder servicing fees ..................................         295           7             7           352             1
    Postage, printing, and other ................................          41          --             1           118            12
    Custodian fees ..............................................          40          13             8           109             7
    Registration and filing fees ................................          82           2             3            69             8
    Legal, insurance, and audit fees ............................          28          12            12            45            21
    Director fees ...............................................           3          --            --             9            --
                                                                    ---------    --------     ---------   -----------   -----------
      Total expenses ............................................       3,223          39            37         7,023           320
    Fees paid indirectly ........................................         (11)                                    (28)           (3)
    Expense reimbursements ......................................          --         (33)          (28)           --            (9)
                                                                    ---------    --------     ---------   -----------   -----------
      Net expenses ..............................................       3,212           6             9         6,995           308
                                                                    ---------    --------     ---------   -----------   -----------
    Net investment income (loss) ................................      17,385           4            13        29,487         1,807
                                                                    ---------    --------     ---------   -----------   -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
         ON INVESTMENTS:
  Net realized gain (loss) from:
    Investment transactions .....................................      (2,132)       (215)          (20)       34,216          (160)
    Foreign currency transactions ...............................          --          --            --            --            --
                                                                    ---------    --------     ---------   -----------   -----------
      Net realized gain (loss) ..................................      (2,132)       (215)          (20)        34,216         (160)
                                                                    ---------    --------     ---------   -----------   -----------
  Change in net unrealized appreciation or depreciation on:
    Investments .................................................      67,537        (239)          847       (58,072)          826
    Translation of assets and liabilities in foreign currencies..          --          --            --            --            --
                                                                    ---------    --------     ---------   -----------   -----------
      Change in net unrealized appreciation or depreciation .....      67,537        (239)          847       (58,072)          826
                                                                    ---------    --------     ---------   -----------   -----------
      Net realized and unrealized gain (loss) on investments ....      65,405        (454)          827       (23,856)          666
                                                                    ---------    --------     ---------   -----------   -----------
NET INCREASE (DECREASE) RESULTING
  FROM OPERATIONS ...............................................   $  82,790     $  (450)    $     840   $     5,631   $     2,473
                                                                    =========    ========     =========   ===========   ===========

                                                                      FIXED        NATIONAL     OREGON                    COLUMBIA
                                                                     INCOME       MUNICIPAL    MUNICIPAL                   DAILY
                                                                    SECURITIES      BOND         BOND       HIGH YIELD     INCOME
                                                                      FUND          FUND         FUND          FUND       COMPANY
                                                                     -------       ------       -------       -------     -------
NET INVESTMENT INCOME:
  Income:
    Interest ....................................................    $27,121       $  576       $22,778       $ 7,061     $75,895
    Dividends ...................................................         --           --            --            --          --
    Foreign withholding tax on dividend income ..................         --           --            --            --          --
                                                                     -------       ------       -------       -------     -------
      Total income ..............................................     27,121          576        22,778         7,061      75,895
                                                                     -------       ------       -------       -------     -------
  Expenses:
    Investment management fees ..................................      1,886           54         2,074           464       5,483
    Transfer agent fees and expenses ............................        345           37           154           112       1,021
    Shareholder servicing fees ..................................         93           --            14            40           2
    Postage, printing, and other ................................         71           18            69            23         224
    Custodian fees ..............................................         43            2            29            21         292
    Registration and filing fees ................................         23            2             5            27          43
    Legal, insurance, and audit fees ............................         34           25            38            27          46
    Director fees ...............................................          3           --             3             1          10
                                                                     -------       ------       -------       -------     -------
      Total expenses ............................................      2,498          138         2,386           715       7,121
    Fees paid indirectly ........................................        (13)          --            (6)           (7)       (117)
    Expense reimbursements ......................................         --          (68)           --            --          --
                                                                     -------       ------       -------       -------     -------
      Net expenses ..............................................      2,485           70         2,380           708       7,004
                                                                     -------       ------       -------       -------     -------
  Net investment income (loss) ..................................     24,636          506        20,398         6,353      68,891
                                                                     -------       ------       -------       -------     -------
NET REALIZED AND UNREALIZED GAIN (LOSS)
        ON INVESTMENTS:
  Net realized gain (loss) from:
    Investment transactions .....................................     (5,893)         (61)          320        (1,570)         --
    Foreign currency transactions ...............................         --           --            --            --          --
                                                                     -------       ------       -------       -------     -------
      Net realized gain (loss) ..................................     (5,893)         (61)          320        (1,570)         --
                                                                     -------       ------       -------       -------     -------
  Change in net unrealized appreciation or depreciation on:
    Investments .................................................     21,661          690        20,124        (1,057)         --
    Translation of assets and liabilities in foreign currencies..         --           --            --            --          --
                                                                     -------       ------       -------       -------     -------
      Change in net unrealized appreciation or depreciation .....     21,661          690        20,124        (1,057)         --
                                                                     -------       ------       -------       -------     -------
      Net realized and unrealized gain (loss) on investments ....     15,768          629        20,444        (2,627)         --
                                                                     -------       ------       -------       -------     -------
NET INCREASE (DECREASE) RESULTING
  FROM OPERATIONS ...............................................    $40,404       $1,135       $40,842       $ 3,726     $68,891
                                                                     =======       ======       =======       =======     =======

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


COLUMBIA FUNDS
FOR THE YEAR ENDED DECEMBER 31,
(IN THOUSANDS)

                                                                                                                    INTERNATIONAL
                                                                    COMMON STOCK FUND        GROWTH FUND             STOCK FUND
                                                                     2000      1999       2000         1999        2000       1999
                                                                   --------  --------   ----------  ----------   --------  --------
OPERATIONS:
  Net investment income (loss) ......... ........................  $   (528) $    799   $   (3,975) $   (1,286)  $   (418) $   (557)
  Net realized gain (loss) from:
    Investment transactions .....................................    77,923    97,974      181,942     293,682     22,823    31,646
    Foreign currency transactions ...............................        --        --           --          --       (571)     (448)
  Change in net unrealized appreciation or depreciation on:
    Investments .................................................  (134,130)  103,219     (347,199)    158,791    (78,760)   53,447
    Translation of assets and liabilities in foreign currencies..        --        --           --          --         40        (9)
                                                                   --------  --------   ----------  ----------   --------  --------
  Net increase (decrease) resulting from operations                 (56,735)  201,992     (169,232)    451,187    (56,886)   84,079
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income ....................................        --      (954)          --         (31)        --        --
  From net realized gain from investment transactions and
    foreign currency transactions ...............................   (98,504   (54,981)    (227,212)   (188,737)   (28,787)  (15,581)
  From return of capital ........................................        --        --           --          --         --        --
NET CAPITAL SHARE TRANSACTIONS ..................................    90,463    16,706      154,932     145,296     21,766    36,532
                                                                   --------  --------   ----------  ----------   --------  --------
Net increase (decrease) in net assets                               (64,776)  162,763     (241,512)    407,715    (63,907)  105,030
NET ASSETS:
  Beginning of year .............................................   959,910   797,147    2,160,739   1,753,024    239,223   134,193
                                                                   --------  --------   ----------  ----------   --------  --------
  End of year ...................................................  $895,134  $959,910   $1,919,227  $2,160,739   $175,316  $239,223
                                                                   ========  ========   ==========  ==========   ========  ========

                                                                                                                    FIXED INCOME
                                                                        BALANCED FUND       SHORT TERM BOND FUND   SECURITIES FUND
                                                                       2000       1999         2000     1999        2000     1999
                                                                   ----------  ----------    -------   -------    -------  --------
OPERATIONS:
  Net investment income .........................................  $   29,487     $29,080    $ 1,807   $ 1,565    $24,636   $25,394
  Net realized gain (loss) from investment transactions .........      34,216      58,920       (160)     (337)    (5,893)   (9,249)
  Change in net unrealized appreciation or depreciation
    on investments ..............................................     (58,072)     33,438        826      (537)    21,661   (23,036)
                                                                   ----------  ----------    -------   -------    -------  --------
  Net increase (decrease) resulting from operations .............       5,631     121,438      2,473       691     40,404    (6,891)
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income ....................................     (29,675)    (28,987)    (1,807)   (1,565)   (24,636)  (25,394)
  From net realized gain from investment transactions ...........     (60,990)    (27,017)         --      (21)        --      (123)
NET CAPITAL SHARE TRANSACTIONS ..................................     170,948         125     (2,882)   (1,611)   (34,116)    7,225
                                                                   ----------  ----------    -------   -------    -------  --------
Net increase (decrease) in net assets                                  85,914      65,559     (2,216)   (2,506)   (18,348)  (25,183)
NET ASSETS:
  Beginning of year .............................................   1,040,940     975,381     38,072    40,578    397,147   422,330
                                                                   ----------  ----------    -------   -------    -------  --------
  End of year ...................................................  $1,126,854  $1,040,940    $35,856   $38,072   $378,799  $397,147
                                                                   ==========  ==========    =======   =======   ========  ========
Undistributed net investment income at end of year ..............  $       --  $      299    $    --   $    --   $     --  $     --
                                                                   ==========  ==========    =======   =======   ========  ========

(1) For the period October 27, 2000 (inception of operations) through December 31, 2000.
(2) For the period February 10, 1999 (inception of operations) through December 31, 1999.

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                         SPECIAL FUND             SMALL CAP FUND
                                                                       2000         1999         2000        1999
                                                                    ----------    --------     --------    --------
OPERATIONS:
  Net investment income (loss) ..................................   $   (4,293)   $ (4,980)    $(1,988)    $ (1,463)
  Net realized gain (loss) from:
    Investment transactions .....................................      228,792     202,258       34,983      35,580
    Foreign currency transactions ...............................           --          --           --          --
  Change in net unrealized appreciation or depreciation on:
    Investments .................................................     (103,303)     38,704      (30,358)     68,027
    Translation of assets and liabilities in foreign currencies..           --          --           --          --
                                                                    ----------    --------     --------    --------
  Net increase (decrease) resulting from operations .............      121,196     235,982        2,637     102,144
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income ....................................           --          --           --          --
  From net realized gain from investment transactions and
    foreign currency transactions ...............................     (267,238)    (64,906)     (53,611)     (4,984)
  From return of capital ........................................           --          --           --          --
NET CAPITAL SHARE TRANSACTIONS ..................................      323,245    (222,113)     279,570      32,742
                                                                    ----------    --------     --------    --------
Net increase (decrease) in net assets                                  177,203     (51,037)     228,596     129,902
NET ASSETS:
  Beginning of year .............................................      918,322     969,359      290,374     160,472
                                                                    ----------    --------     --------    --------
  End of year ...................................................   $1,095,525    $918,322     $518,970    $290,374
                                                                    ==========    ========     ========    ========

                                                                                                TECHNOLOGY    STRATEGIC
                                                                    REAL ESTATE EQUITY FUND        FUND      VALUE FUND
                                                                       2000        1999          2000 (1)      2000 (1)
                                                                     --------    --------         ------       ------
OPERATIONS:
  Net investment income (loss) ..................................    $ 17,385    $ 11,701         $    4       $   13
  Net realized gain (loss) from:
    Investment transactions .....................................      (2,132)     (7,830)          (215)         (20)
    Foreign currency transactions ...............................          --          --             --           --
  Change in net unrealized appreciation or depreciation on:
    Investments .................................................      67,537     (10,932)          (239)         847
    Translation of assets and liabilities in foreign currencies..          --          --             --           --
                                                                     --------    --------         ------       ------
  Net increase (decrease) resulting from operations .............      82,790      (7,061)          (450)         840

DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income ....................................     (17,385)    (10,095)            (4)         (13)
  From net realized gain from investment transactions and
    foreign currency transactions ...............................          --          --             --           --
  From return of capital ........................................           2      (1,606)            --           --
NET CAPITAL SHARE TRANSACTIONS ..................................     129,641      96,306          4,781        8,699
                                                                     --------    --------         ------       ------
Net increase (decrease) in net assets                                 195,048      77,544          4,327        9,526
NET ASSETS:
  Beginning of year .............................................     241,716     164,172             --           --
                                                                     --------    --------         ------       ------
  End of year ...................................................    $436,764    $241,716         $4,327       $9,526
                                                                     ========    ========         ======       ======

                                                       NATIONAL MUNICIPAL               OREGON MUNICIPAL
                                                           BOND FUND                        BOND FUND
                                                      2000        1999 (2)             2000          1999
                                                   ---------     ---------           ---------     ---------

OPERATIONS:
  Net investment income ..................         $     506      $    228           $  20,398     $  20,838
  Net realized gain (loss) from
    investment transactions ..............               (61)           (4)                320           583
  Change in net unrealized appreciation
    or depreciation
    on investments .......................               690          (401)             20,124       (33,170)
                                                   ---------     ---------           ---------     ---------
  Net increase (decrease) resulting from
    operations ...........................             1,135          (177)             40,842       (11,749)
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income .............              (506)         (228)            (20,398)      (20,838)
  From net realized gain from investment
    transactions .........................                --            --                (286)         (664)
NET CAPITAL SHARE TRANSACTIONS ...........               134        10,540               6,467       (19,639)
                                                   ---------     ---------           ---------     ---------
Net increase (decrease) in net assets                    763        10,135              26,625       (52,890)
NET ASSETS:
  Beginning of year ......................            10,135            --             409,919       462,809
                                                   ---------     ---------           ---------     ---------
  End of year ............................         $  10,898     $  10,135           $ 436,544     $ 409,919
                                                   =========     =========           =========     =========
Undistributed net investment income at
end of year ..............................         $      --     $      --           $      --     $      --
                                                   =========     =========           =========     =========


                                                                                         COLUMBIA DAILY
                                                       HIGH YIELD FUND                   INCOME COMPANY
                                                     2000          1999                2000           1999
                                                   --------      --------           ----------     ----------
OPERATIONS:
  Net investment income ..................        $  6,353      $  5,211           $   68,891     $  51,618
  Net realized gain (loss) from
    investment transactions ..............          (1,570)       (1,091)                  --            --
  Change in net unrealized appreciation
    or depreciation
    on investments .......................          (1,057)       (2,631)                  --            --
                                                  --------      --------           ----------     ---------
  Net increase (decrease) resulting from
    operations ...........................           3,726         1,489               68,891        51,618
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income .............          (6,353)       (5,211)             (68,891)       (51,618)
  From net realized gain from investment
    transactions .........................              --           (54)                  --             --
NET CAPITAL SHARE TRANSACTIONS ...........          28,524        17,930               32,862         56,148
                                                  --------      --------           ----------     ---------
Net increase (decrease) in net assets               25,897        14,154               32,862         56,148
NET ASSETS:
  Beginning of year ......................          71,678        57,524            1,165,289      1,109,141
                                                  --------      --------           ----------     ----------
  End of year ............................        $ 97,575      $ 71,678           $1,198,151     $1,165,289
                                                  ========      ========           ==========     ==========
Undistributed net investment income at
end of year ..............................        $     --      $     --           $       --     $      --
                                                  ========      ========           ==========     ==========

                 See Accompanying Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES
-------------------------------------------------------------------------------
The Columbia Funds (the "Funds") consist of the following:

      Columbia Common Stock Fund, Inc.
      Columbia Growth Fund, Inc.
      Columbia International Stock Fund, Inc.
      Columbia Special Fund, Inc.
      Columbia Small Cap Fund, Inc.
      Columbia Real Estate Equity Fund, Inc.
      Columbia Technology Fund, Inc.
      Columbia Strategic Value Fund, Inc.
      Columbia Balanced Fund, Inc.
      Columbia Short Term Bond Fund, Inc.
      Columbia Fixed Income Securities Fund, Inc.
      Columbia National Municipal Bond Fund, Inc.
      Columbia Oregon Municipal Bond Fund, Inc.
      Columbia High Yield Fund, Inc.
      Columbia Daily Income Company

All Funds are open-end investment companies registered under the Investment Company Act of 1940, as amended, and are diversified except the Technology and Oregon Municipal Bond Funds, which are non-diversified.

The Technology and Strategic Value Funds began operations on October 27, 2000 and commenced a public offering on November 9, 2000.

On September 15, 2000, shareholders of the Short Term Bond Fund approved a change of the Fund's name from Columbia U.S. Government Securities Fund, Inc. to Columbia Short Term Bond Fund, Inc.

Following is a summary of significant accounting policies, in conformity with generally accepted accounting principles, which are consistently followed by each Fund in the preparation of its financial statements.

INVESTMENT VALUATION. Equity securities are valued based on the last sale prices reported by the principal securities exchanges on which the investments are traded or, in the absence of recorded sales, at the closing bid prices on such exchanges or over-the-counter markets. Fixed income securities are valued based on market values as quoted by dealers who are market makers in these securities, by independent pricing services, or by the adviser using a methodology approved by the Board of Directors. Market values for fixed income securities, except for municipal securities, are based on the average of bid and ask prices, or by reference to other securities with comparable ratings, interest rates and maturities. Market values for municipal securities are based on bid prices. Investment securities with less than 60 days to maturity when purchased, and all securities held by Columbia Daily Income Company, are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available will be valued at fair market value as determined in good faith under procedures established by and under the general supervision of the Board of Directors of each Fund.

REPURCHASE AGREEMENTS. The Funds may engage in repurchase agreement transactions. The Funds, through their custodians, receive delivery of underlying securities collateralizing repurchase agreements. The Funds' investment advisor determines that the value of the underlying securities is at all times at least equal to the resale price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

OPTION CONTRACTS. Certain Funds may engage in option contracts. A fund may use option contracts to manage their exposure to the stock and bond markets and to fluctuations in interest rates and currency values. The underlying principal amounts and option values are shown in the schedule of investments. These amounts reflect each contract's exposure to the underlying instrument. Buying puts and writing calls tends to decrease a fund's exposure to the underlying instruments or to hedge other fund investments.

Upon the purchase of a put option or a call option by a fund, the premium paid is recorded as an investment, the value of which is marked to market daily. When a purchased option expires, the fund will realize a loss in the amount of the cost of the option. When a fund enters into a closing sale transaction, the fund will realize a gain or loss depending on whether the sale proceeds from the closing sale transaction are greater or less than the cost of the option. When a fund exercises a put option, they will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid.

-------------------------------------------------------------------------------
NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES (CONT.)
-------------------------------------------------------------------------------

When a fund exercises a call option, the cost of the security which the fund purchases upon exercise will be increased by the premium originally paid.

When a fund writes a call option or a put option, an amount equal to the premium received by the fund is recorded as a liability, the value of which is marked to market daily. When a written option expires, the fund will realize a gain equal to the amount of the premium received. When a fund enters into a closing purchase transaction, the fund will realize a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option is sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the fund will realize a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security that the fund purchased upon exercise.

INVESTMENT TRANSACTIONS. Investment transactions are accounted for as of the date the investments are purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Securities purchased on a when-issued or forward-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. Each Fund will segregate liquid assets with a current value at least equal to the amount of its when-issued purchase commitments until settlement date.

INVESTMENT INCOME AND EXPENSES. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts or accretion of premiums. Expenses are recorded on the accrual basis and each Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses incurred on behalf of all Funds. Expenses for "fees paid indirectly" reflect earnings credits on uninvested cash balances used to reduce the Fund's custodian charges.

FORWARD CURRENCY EXCHANGE CONTRACTS. Certain Funds may enter into forward currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of the portfolio securities denominated in a foreign currency. Contracts are valued at the prevailing forward exchange rate of the underlying currencies. The gain or loss arising from the difference between the original contract price and the closing price of such contract is included in the net realized gains or losses from foreign currency transactions. Fluctuations in the value of forward currency contracts are recorded for financial reporting purposes as unrealized gains or losses. The Fund could be exposed to risks if counterparties to the forward contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The effect of any change in the value of a hedged foreign currency would be offset by the corresponding change (resulting from a change in exchange rates) in value of the securities denominated in that currency. During the year ended December 31, 2000, the Funds did not enter into any such forward currency contracts.

FOREIGN CURRENCY TRANSLATIONS. The books and records of the International Stock Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities of the Funds are translated into U.S. dollars at the daily rates of exchange on the valuation date. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

The International Stock Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices on investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from the sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalents of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

-------------------------------------------------------------------------------
NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES (CONT.)
-------------------------------------------------------------------------------

USE OF ESTIMATES. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends from net investment income of the Common Stock, Real Estate Equity and Balanced Funds are declared and paid quarterly. Dividends from net investment income of the Growth, International Stock, Special, Small Cap, Technology and Strategic Value Funds are declared and paid annually. Dividends from net investment income of the Short Term Bond, Fixed Income Securities, National Municipal Bond, Oregon Municipal Bond and High Yield Funds are declared daily and paid monthly. Dividends from net investment income of the Columbia Daily Income Company are declared and paid daily. Distributions from any net realized gains are generally declared and paid annually. Additional distributions of net investment income and capital gains for each Fund may be made at the discretion of the Board of Directors in accordance with federal income tax regulations.

FEDERAL INCOME TAXES. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies by distributing substantially all taxable net investment income and net realized gains to its shareholders in a manner that results in no tax to the Fund. Therefore, no federal income or excise tax provision is required.

FOREIGN CAPITAL GAINS TAXES. Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 30%. Each Fund provides for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

PREMIUM AND DISCOUNT AMORTIZATION/PAYDOWN GAINS-LOSSES. In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Funds to amortize premium and discount on all fixed income securities, and classify gains and losses realized on prepayments received on mortgage-backed securities presently included in realized gain/loss, as part of interest income. Upon initial adoption, the Funds will be required to adjust the cost of their fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting these accounting principles will not affect the Funds' net asset values, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the statements of operations. Had the Funds included paydown gains and losses in interest income in their statements of operations for the year ended December 31, 2000, net investment income and realized gain/loss would not have been materially affected. The Funds have not at this time quantified the impact, if any, resulting from the adoption of premium and discount amortization on the financial statements.

OTHER. The High Yield Fund invests in lower rated debt securities, which may be more susceptible to adverse economic conditions than investment grade holdings. These securities are often subordinated to the prior claims of other senior lenders, and uncertainties exist as to an issuer's ability to meet principal and interest payments. As of December 31, 2000, 14.3% of the Fund's debt securities were rated Baa, 51.1% were rated Ba, 34.5% were rated B, and 0.1% were rated C, as rated by Moody's Investors Service, Inc. The Fund currently holds Flooring America, Inc., 12.75% Senior Subordinate Notes, Series B, due 10/15/2002, which represents less than 1% of the Fund's portfolio. Flooring America filed a bankruptcy petition for reorganization on June 15, 2000, and effective on that date, the Fund stopped accruing income on the bonds. Prior to the bankruptcy petition the Fund received payments for interest and a partial tender of the Bonds. Flooring America has filed a petition for return of these payments. The Fund has joined other bondholders and is vigorously defending the litigation. If the Fund is required to return the payments, the potential loss to the Fund as of December 31, 2000 is approximately $0.03 per share.

-------------------------------------------------------------------------------
NOTE 2 -- TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
-------------------------------------------------------------------------------

The amounts of fees and expenses described below are shown on each Fund's statement of operations.

Columbia Funds Management Company (CFMC) manages each Fund and Columbia Trust Company (CTC), a wholly owned subsidiary of CFMC, is the transfer and shareholder servicing agent. CFMC is an indirect subsidiary of FleetBoston Financial Corporation, a publicly owned multi-bank holding company registered under the Bank Holding Company Act of 1956.

Investment management fees were paid by each Fund to CFMC. The fees are based on the following annual rates of average daily net assets:

                                                            FEES ON          FEES ON          FEES ON          FEES ON
                                                          NET ASSETS       NET ASSETS       NET ASSETS       NET ASSETS
                                                            FIRST             NEXT             NEXT           EXCEEDING
                                                         $200 MILLION     $300 MILLION     $500 MILLION      $1 BILLION
                                                         ------------     ------------     ------------      ----------
Common Stock Fund ..................................      0.60 of 1%       0.60 of 1%       0.60 of 1%       0.60 of 1%
Growth Fund ........................................      0.75 of 1%       0.625 of 1%      0.50 of 1%       0.50 of 1%
International Stock Fund ...........................      1.00 of 1%       1.00 of 1%       1.00 of 1%       1.00 of 1%
Special Fund .......................................      1.00 of 1%       1.00 of 1%       0.75 of 1%       0.75 of 1%
Small Cap Fund .....................................      1.00 of 1%       1.00 of 1%       1.00 of 1%       1.00 of 1%
Real Estate Equity Fund ............................      0.75 of 1%       0.75 of 1%       0.75 of 1%       0.75 of 1%
Technology Fund ....................................      1.00 of 1%       1.00 of 1%       1.00 of 1%       1.00 of 1%
Strategic Value Fund ...............................      0.75 of 1%       0.75 of 1%       0.75 of 1%       0.75 of 1%
Balanced Fund ......................................      0.50 of 1%       0.50 of 1%       0.50 of 1%       0.50 of 1%
Short Term Bond Fund ...............................      0.50 of 1%       0.50 of 1%       0.50 of 1%       0.50 of 1%
Fixed Income Securities Fund .......................      0.50 of 1%       0.50 of 1%       0.50 of 1%       0.50 of 1%
National Municipal Bond Fund .......................      0.50 of 1%       0.50 of 1%       0.50 of 1%       0.50 of 1%
Oregon Municipal Bond Fund .........................      0.50 of 1%       0.50 of 1%       0.50 of 1%       0.50 of 1%
High Yield Fund ....................................      0.60 of 1%       0.60 of 1%       0.60 of 1%       0.60 of 1%
Columbia Daily Income Company ......................      0.50 of 1%       0.50 of 1%       0.45 of 1%       0.40 of 1%

Directors' fees and expenses were paid directly by each Fund to directors having no affiliation with the Funds other than in their capacity as directors. Other officers and directors received no compensation from the Funds.

Transfer agent fees were paid by each Fund to CTC for services incidental to issuance and transfer of shares, maintaining shareholder lists, and issuing and mailing distributions and reports. The Funds also reimburse CTC for certain direct shareholder servicing and accounting costs.

For the period October 27, 2000 through December 31, 2000, CFMC voluntarily agreed to reimburse expenses, after fees paid indirectly, in excess of 1.44% and 1.31% for the Technology and Strategic Value Funds, respectively.

For the three years commencing November 1, 2000 and ending October 31, 2003, CFMC has contractually agreed to reimburse expenses, after fees paid indirectly, in excess of 0.75% for the Short Term Bond Fund.

For the year ended December 31, 2000, CFMC contractually agreed to reimburse expenses, after fees paid indirectly, in excess of 0.65% for the National Municipal Bond Fund.

-------------------------------------------------------------------------------
NOTE 3 -- FEDERAL INCOME TAX
-------------------------------------------------------------------------------

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, net operating losses, deferral of losses from wash sales, passive foreign investment companies (PFIC), post-October losses, equalization payments, and non-taxable dividends.

During the year ended December 31, 2000, the Common Stock, Growth, International Stock, Special, Small Cap, and Balanced Funds utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for federal income tax purposes.

As of December 31, 2000, for federal income tax purposes, the unused capital loss carryforwards that expire in 2007 and 2008, post-October losses that were deferred to January 1, 2001, and unrealized appreciation (depreciation) excluding short-term investments, were as follows:


                                         NET CAPITAL       POST OCTOBER                                              NET
                                            LOSS          LOSSES DEFERRED      UNREALIZED      UNREALIZED       APPRECIATION
                                        CARRYFORWARDS    TO JANUARY 1, 2001   APPRECIATION   (DEPRECIATION)    (DEPRECIATION)
                                        -------------    ------------------   ------------   --------------    --------------
Common Stock Fund ....................  $     --           $   --           $ 227,007,751   $  (38,275,494)        $188,732,257
Growth Fund ..........................        --               --             542,467,983     (108,303,859)         434,164,124
International Stock Fund .............        --             3,219,216         19,027,550       (9,826,452)           9,201,098
Special Fund .........................        --               --             258,619,325      (44,640,281)         213,979,044
Small Cap Fund .......................        --            16,383,766        104,274,428      (44,708,235)          59,566,193
Real Estate Equity Fund ..............     7,485,840           498,523         61,501,866       (4,176,083)          57,325,783
Technology Fund ......................        --                43,859            163,043         (572,715)            (409,672)
Strategic Value Fund .................        --                14,165            912,162          (71,893)             840,269
Balanced Fund ........................        --             8,325,669        169,445,021      (36,962,768)         132,482,253
Short Term Bond Fund .................       330,002             2,830            529,644         (130,896)             398,748
Fixed Income Securities Fund .........    14,910,886                --          9,922,298       (2,211,410)           7,710,888
National Municipal Bond Fund .........        47,911            17,662            343,485          (54,260)             289,225
Oregon Municipal Bond Fund ...........        --                27,604         13,627,874       (2,883,331)          10,744,543
High Yield Fund ......................     2,583,996           111,749            991,982       (4,518,101)          (3,526,119)

During the year ended December 31, 2000, the following distributions were designated as long-term gains: Common Stock Fund - $80,586,379, Growth Fund -$185,874,379, International Stock Fund - $31,480,649, Special Fund -$176,292,577, Small Cap Fund - $35,218,908, Balanced Fund - $51,857,073, and
Oregon Municipal Bond Fund - $285,085.

-------------------------------------------------------------------------------
NOTE 4 -- SHAREHOLDER MEETING RESULTS
-------------------------------------------------------------------------------

A special meeting of the Short Term Bond Fund's shareholders was held on September 15, 2000. The shareholders were asked to approve a modification of the Fund's investment objective, strategy and investment restrictions, and a change of the Fund's name from Columbia U.S. Government Securities Fund, Inc. to Columbia Short Term Bond Fund, Inc. Results from the meeting were 2,221,381 shares "voted for," 295,692 "voted against," and 222,853 "abstained."

-------------------------------------------------------------------------------
NOTE 5 -- INVESTMENT TRANSACTIONS
-------------------------------------------------------------------------------

During the year ended December 31, 2000, purchases, sales, and net realized gains (losses) of long-term securities, excluding U.S. government securities, were as follows:

                                                                                                        REALIZED
                                                           PURCHASES               SALES              GAINS (LOSSES)
                                                       ---------------         --------------         --------------
Common Stock Fund ................................     $   993,409,343         $  987,915,465         $   77,923,027
Growth Fund ......................................       2,464,772,923          2,496,957,422            181,941,585
International Stock Fund .........................         226,235,541            222,196,519             22,822,932
Special Fund .....................................       1,740,718,320          1,746,949,414            228,791,594
Small Cap Fund ...................................         775,012,656            576,153,403             34,983,358
Real Estate Equity Fund ..........................         205,629,489             80,819,497             (2,132,008)
Technology Fund* .................................           5,402,416              1,176,833               (215,072)
Strategic Value Fund* ............................           9,750,080              2,396,536                (20,268)
Balanced Fund ....................................       1,120,884,412          1,029,690,294             34,891,510
Short Term Bond Fund .............................          30,185,946              3,095,983                  3,855
Fixed Income Securities Fund .....................         327,357,258            363,728,062             (6,208,776)
National Municipal Bond Fund .....................           2,453,961              2,177,907                (61,335)
Oregon Municipal Bond Fund .......................          86,415,811             89,927,806                320,481
High Yield Fund ..................................          48,891,447             31,752,529             (1,569,654)

* For the period October 27, 2000 (inception of operations) through December 31, 2000.

During the year ended December 31, 2000, purchases, sales, and net realized gains (losses) of U.S. Government securities were as follows:

                                                                                                        REALIZED
                                                           PURCHASES               SALES               GAINS (LOSSES)
                                                         -------------          -------------          --------------
Balanced Fund ....................................       $  38,781,856          $  45,362,292          $  (675,556)
Short Term Bond Fund .............................          13,532,617             47,776,429             (163,998)
Fixed Income Securities Fund .....................          46,569,529             38,551,624              316,187

During the year ended December 31, 2000, written option transactions for the Special Fund were as follows:

                                                                     PUTS                               CALLS
                                                           -------------------------         -------------------------
                                                           NUMBER OF                         NUMBER OF
                                                           CONTRACTS        PREMIUMS         CONTRACTS        PREMIUMS
                                                           ---------        --------         ---------        --------
Outstanding at December 31, 1999 .................            --            $  --               --            $  --
Options written ..................................          4,000           4,997,500         4,000           4,964,834
Options expired ..................................            --               --               --               --
Options closed ...................................           (750)           (964,250)         (750)           (976,342)
Options exercised ................................            --               --               --               --
                                                           ---------       ----------         ---------      ----------
Outstanding at December 31, 2000 .................          3,250          $4,033,250         3,250          $3,988,492
                                                           =========       ==========         =========      ==========

-------------------------------------------------------------------------------
NOTE 6 -- CAPITAL STOCK ACTIVITY
-------------------------------------------------------------------------------
(In Thousands)

                                           COMMON STOCK FUND              GROWTH FUND           INTERNATIONAL STOCK FUND
                                           2000         1999           2000         1999           2000          1999
                                          ------       ------         ------       ------         ------        ------
SHARES:
   Shares sold ...................         9,768        11,518          9,514        9,879          8,814        6,569
   Shares reinvested for
    dividends and distributions ..         3,643         1,925          5,075        3,705          1,893          672
                                     -----------     ---------    -----------    ---------    -----------     --------
                                          13,411        13,443         14,589       13,584         10,707        7,241
   Shares redeemed ...............        (9,840)      (12,903)       (10,871)     (10,646)        (9,327)      (5,437)
                                     -----------     ---------    -----------    ---------    -----------     --------
   Net increase (decrease) .......         3,571           540          3,718        2,938          1,380        1,804
                                     ===========     =========    ===========    =========    ===========     ========

AMOUNTS:
   Sales .........................   $   286,558     $ 303,390    $   486,166    $ 458,631    $   176,958     $115,830
   Reinvestment of dividends
    and distributions ............        91,883        55,518        215,989      181,198         27,529       15,332
                                     -----------     ---------    -----------    ---------    -----------     --------
                                         378,441       358,908        702,155      639,829        204,487      131,162
   Less redemptions ..............      (287,978)     (342,202)      (547,223)    (494,533)      (182,721)     (94,630)
                                     -----------     ---------    -----------    ---------    -----------     --------
   Net increase (decrease) .......   $    90,463     $  16,706    $   154,932    $ 145,296    $    21,766     $ 36,532
                                     ===========     =========    ===========    =========    ===========     ========
   Captial stock authorized ......   100 million                  100 million                 100 million
   Par value .....................        no par                        $0.01                      no par


                                                                            SHORT TERM                 FIXED INCOME
                                                BALANCED FUND                BOND FUND                SECURITIES FUND
                                             2000         1999           2000          1999          2000         1999
                                        ------------  ------------   ------------  ------------  -----------   ----------
SHARES:
   Shares sold .......................      15,974        17,873          2,376        1,622          8,755      11,566
   Shares reinvested for
    dividends and distributions ......       3,707         2,276            205          180          1,721       1,654
                                       -----------    ----------    -----------    ---------    -----------   ---------
                                            19,681        20,149          2,581        1,802         10,476      13,220
   Shares redeemed ...................     (12,719)      (20,133)        (2,933)      (1,995)       (13,214)    (12,763)
                                       -----------    ----------    -----------    ---------    -----------   ---------
    Net increase (decrease) ..........       6,962            16           (352)        (193)        (2,738)        457
                                       ===========    ==========    ===========    =========    ===========   =========
AMOUNTS:
   Sales ............................. $   398,071    $  423,883    $    19,516    $  13,440    $   109,490   $ 149,896
   Reinvestment of dividends
    and distributions ................      89,921        55,413          1,688        1,488         21,530      21,209
                                       -----------    ----------    -----------    ---------    -----------   ---------
                                           487,992       479,296         21,204       14,928        131,020     171,105
   Less redemptions ..................    (317,044)     (479,171)       (24,086)     (16,539)      (165,136)   (163,880)
                                       -----------    ----------    -----------    ---------    -----------   ---------
   Net increase (decrease) ........... $   170,948    $      125    $    (2,882)   $  (1,611)   $   (34,116)  $   7,225
                                       ===========    ==========    ===========    =========    ===========   =========
   Captial stock authorized .......... 100 million                  100 million                 200 million
   Par value .........................      no par                        $0.01                       $0.01

(1) For the period October 27, 2000 (inception of operations) through December 31, 2000.

(2) For the period February 10, 1999 (inception of operations) through December 31, 1999.


                                            SPECIAL FUND            SMALL CAP FUND       REAL ESTATE EQUITY FUND
                                          2000        1999         2000        1999           2000       1999
                                    ------------- -----------  -----------  ----------   -----------  -----------
SHARES:
   Shares sold ...................       14,843       8,092        19,208       9,154        19,858      14,484
   Shares reinvested for
    dividends and distributions ..        9,709       2,110         1,960         179         1,001         742
                                    -----------   ---------   -----------   ---------   -----------   ---------
                                         24,552      10,202        21,168       9,333        20,859      15,226
   Shares redeemed ...............      (13,081)    (20,554)      (11,761)     (7,888)      (13,039)     (9,055)
                                    -----------   ---------   -----------   ---------   -----------   ---------
   Net increase (decrease) .......       11,471     (10,352)        9,407       1,445         7,820       6,171
                                    ===========   =========   ===========   =========   ===========   =========
AMOUNTS:
   Sales .........................  $   519,898   $ 189,699   $   586,333   $ 173,956   $   326,388   $ 223,470
   Reinvestment of dividends
    and distributions ............      258,830      63,166        51,634       4,883        16,814      11,171
                                    -----------   ---------   -----------   ---------   -----------   ---------
                                        778,728     252,865       637,968     178,839       343,202     234,641
   Less redemptions ..............     (455,483)   (474,978)     (358,397)   (146,097)     (213,561)   (138,335)
                                    -----------   ---------   -----------   ---------   -----------   ---------
   Net increase (decrease) .......  $   323,245   $(222,113)  $   279,570   $  32,742   $   129,641   $  96,306
                                    ===========   =========   ===========   =========   ===========   =========
   Captial stock authorized ......  100 million               100 million               100 million
   Par value .....................        $0.01                    no par                    no par

                                       TECHNOLOGY      STRATEGIC
                                          FUND        VALUE FUND
                                        2000 (1)       2000 (1)
                                      -------------  ------------
SHARES:
   Shares sold ...................            530           850
   Shares reinvested for
    dividends and distributions ..              1             1
                                      -----------   -----------
                                              531           851
   Shares redeemed ...............            (30)           (3)
                                      -----------   -----------
   Net increase (decrease) .......            501           848
                                      ===========   ===========
AMOUNTS:
   Sales .........................    $     5,054   $     8,719
   Reinvestment of dividends
    and distributions ............              4            13
                                      -----------   -----------
                                            5,057         8,733
   Less redemptions ..............           (277)          (33)
                                      -----------   -----------
   Net increase (decrease) .......    $     4,781   $     8,699
                                      ===========   ===========
   Captial stock authorized ......    100 million   100 million
   Par value .....................         no par        no par

                                        NATIONAL MUNICIPAL       OREGON MUNICIPAL           HIGH YIELD           COLUMBIA DAILY
                                            BOND FUND               BOND FUND                  FUND               INCOME COMPANY
                                        2000       1999 (2)      2000        1999         2000        1999        2000       1999
                                   ------------  -----------  ----------- ---------   ----------- ---------  ------------ ---------
SHARES:
   Shares sold ..................         363       1,167         7,011      7,639        7,960     5,483     1,917,314   1,662,164
   Shares reinvested for
    dividends and distributions .          43          22         1,363      1,429          613       481        68,861      51,590
                                   ----------   ---------   -----------  ---------  -----------  --------   ----------- -----------
                                          406       1,189         8,374      9,068        8,573     5,964     1,986,175   1,713,754
   Shares redeemed ..............        (388)        (97)       (7,836)   (10,763)      (5,400)   (4,118)   (1,953,313) (1,657,606)
                                   ----------   ---------   -----------  ---------  -----------  --------   ----------- -----------
    Net increase (decrease) .....          18       1,092           538     (1,695)       3,173     1,846        32,862      56,148
                                   ==========   =========   ===========  =========  ===========  ========   =========== ===========
AMOUNTS:
   Sales ........................  $    3,420   $  11,243   $    82,023  $  92,827  $    72,120  $ 52,700   $ 1,917,314 $ 1,662,164
   Reinvestment of dividends
    and distributions ...........         409         211        15,992     17,180        5,546     4,590       68,861       51,590
                                   ----------   ---------   -----------  ---------  -----------  --------   ----------- -----------
                                        3,829      11,454        98,015    110,007       77,666    57,290     1,986,175   1,713,754
   Less redemptions .............      (3,695)       (914)      (91,548)  (129,646)     (49,142)  (39,360)   (1,953,313) (1,657,606)
                                   ----------   ---------   -----------  ---------  -----------  --------   ----------- -----------
   Net increase (decrease) ......  $      134   $  10,540   $     6,467  $ (19,639) $    28,524  $ 17,930   $    32,862 $    56,148
                                   ==========   =========   ===========  =========  ===========  ========   =========== ===========
   Captial stock authorized .....  100 million              100 million             100 million               2 billion
   Par value ....................        $0.01                   no par                 no par                   $0.001

                       REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF:
   Columbia Common Stock Fund, Inc.
   Columbia Growth Fund, Inc.
   Columbia International Stock Fund, Inc.
   Columbia Special Fund, Inc.
   Columbia Small Cap Fund, Inc.
   Columbia Real Estate Equity Fund, Inc.
   Columbia Technology Fund, Inc.
   Columbia Strategic Value Fund, Inc.
   Columbia Balanced Fund, Inc.
   Columbia Short Term Bond Fund, Inc.
   Columbia Fixed Income Securities Fund, Inc.
   Columbia National Municipal Bond Fund, Inc.
   Columbia Oregon Municipal Bond Fund, Inc.
   Columbia High Yield Fund, Inc.
   Columbia Daily Income Company

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the funds listed above comprising the Columbia Funds (collectively, the "Funds") at December 31, 2000, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, except for the Columbia Technology Fund, Inc., and the Columbia Strategic Value Fund, Inc., for which the period is October 27, 2000 (inception of operations) through December 31, 2000, and the Columbia National Municipal Bond Fund, Inc., for which the period is February 10, 1999 (inception of operations) through December 31, 1999 and the year ended December 31, 2000, and the financial highlights for each of the periods presented therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosure in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
Portland, Oregon
February 7, 2001

MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENTAL ENTITY; ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK; AND INVOLVE RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                                    [GRAPHIC]

                                 COLUMBIA FUNDS
               --1301 S.W. FIFTH AVENUE, PORTLAND, OREGON 97201--



                                 -- DIRECTORS --
--------------------------------------------------------------------------------
                                 JAMES C. GEORGE
                              J. JERRY INSKEEP, JR.
                               PATRICK J. SIMPSON
                              RICHARD L. WOOLWORTH


                             -- INVESTMENT ADVISOR--
--------------------------------------------------------------------------------
                        COLUMBIA FUNDS MANAGEMENT COMPANY
                             1300 S.W. SIXTH AVENUE
                             PORTLAND, OREGON 97201


                               -- LEGAL COUNSEL--
--------------------------------------------------------------------------------
                                 STOEL RIVES LLP
                        900 S.W. FIFTH AVENUE, SUITE 2300
                           PORTLAND, OREGON 97204-1268


                          -- INDEPENDENT ACCOUNTANTS--
--------------------------------------------------------------------------------
                           PRICEWATERHOUSECOOPERS LLP
                       1300 S.W. FIFTH AVENUE, SUITE 3100
                             PORTLAND, OREGON 97201


                               -- TRANSFER AGENT--
--------------------------------------------------------------------------------
                             COLUMBIA TRUST COMPANY
                             1301 S.W. FIFTH AVENUE
                             PORTLAND, OREGON 97201






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